   As filed with the Securities and Exchange Commission on September 27, 1999
                                                       Registration No. 333-____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM N-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____                                           [  ]
Post-Effective Amendment No. ____                                           [  ]

                        (Check appropriate box or boxes)

                                 --------------

                                PMC CAPITAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 --------------

                               18111 PRESTON ROAD
                                    SUITE 600
                               DALLAS, TEXAS 75252
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 349-3200

                                 --------------

                                LANCE B. ROSEMORE
                               18111 PRESTON ROAD
                                    SUITE 600
                               DALLAS, TEXAS 75252
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 With a Copy to:

                             KENNETH L. BETTS, ESQ.
                            LOCKE LIDDELL & SAPP LLP
                          2200 ROSS AVENUE, SUITE 2200
                               DALLAS, TEXAS 75201

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                 --------------

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                              ---------------------


         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933.

=================================================================================================================

                                                        PROPOSED               PROPOSED
        TITLE OF                 AMOUNT                 MAXIMUM            MAXIMUM AGGREGATE          AMOUNT OF
    SECURITIES BEING              BEING              OFFERING PRICE            OFFERING             REGISTRATION
       REGISTERED            REGISTERED (1)           PER UNIT (1)             PRICE (1)                 FEE
-----------------------------------------------------------------------------------------------------------------
Common Stock
($.01 par value).....        500,000 shares             $8.4375               $4,218,750               $1,173

=================================================================================================================

(1) Estimated pursuant to Rule 457(f) of the Securities Act based on the average of the reported high and low sales prices per share of Common Stock on the American Stock Exchange on September 23, 1999.

                              ---------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                                PMC CAPITAL, INC.

                              CROSS REFERENCE SHEET

ITEM NUMBERS, FORM N-2                                        CAPTION IN PROSPECTUS
----------------------                                        ---------------------
1.,14.   Outside Front Cover Page                             Cover Page

2.       Inside Front and Outside Back Cover Page             Cover Page

3.       Fee Table and Synopsis                               Fund Expenses; Synopsis

4.       Financial Highlights                                 Not Applicable

5.       Plan of Distribution                                 Description of the Plan

6.       Selling Shareholders                                 Not Applicable

7.       Use of Proceeds                                      Use of Proceeds

8.,16.   General Description of the Registrant;               Cover Page; Synopsis; Certain
         General Information and History                      Considerations; Market Price of Common
                                                              Stock; Business; Investment Objectives
                                                              and Policies

9.,18.   Management                                           Management

10.      Capital Stock, Long-Term Debt, and Other             Description of Capital Stock and
         Securities                                           Long-Term Debt; Senior Securities;
                                                              Financial Statements

11.      Defaults and Arrears on Senior Securities            Not Applicable

12.      Legal Proceedings                                    Not Applicable

13.,15.  Table of Contents                                    Table of Contents

17.      Investment Objectives and Policies                   Investment Objectives and Policies

19.      Control Persons and Principal Holders of             Holdings of Principal Shareholders; Management
         Securities

20.      Investment Advisory and Other Services               Not Applicable

21.      Brokerage Allocation and Other Practices             Brokerage Allocation and Other Practices

22.      Tax Status                                           Tax Status

23.      Financial Statements                                 Financial Statements

PART I           SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 1999
PROSPECTUS
                                PMC CAPITAL, INC.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                         500,000 SHARES OF COMMON STOCK


         Our plan provides participants with a simple and convenient method of acquiring additional shares of common stock. Purchases under the plan will be made without payment of any brokerage commissions.

Investment options offered under the plan are:

         FULL DIVIDEND REINVESTMENT - You may reinvest dividends on all shares of your common stock.

         PARTIAL DIVIDEND REINVESTMENT - You may reinvest dividends on a portion of your common stock.

         OPTIONAL PAYMENT ONLY - In addition to reinvesting dividends, if you are an existing shareholder you may invest by making optional payments at any time of not less than $50 per payment or more than $5,000 in the aggregate per calendar month to purchase shares of common stock.

         The price of shares purchased by participants either with reinvested dividends or optional payments will be (1) the average of the mean of the high and low prices of the common stock, as published in The Wall Street Journal - American Stock Exchange listings, for the five days in which trading of such shares takes place immediately prior to the applicable investment date, if the shares are purchased from us or (2) the calculated weighted average price of the shares, if the shares are acquired in the open market.

         This prospectus relates to 500,000 shares of our common stock registered for purchase by the plan administrator under the plan. The plan administrator will buy the common stock either directly from us or in the open market, including both market transactions and negotiated transactions, as we direct. No commissions or underwriters fees or discounts are to be paid in connection with this offering. This prospectus sets forth the information an investor should know about us before investing. Please read this prospectus carefully and retain it for future reference.

                              --------------------

THE COMMON STOCK BEING OFFERED HEREBY IS SUBJECT TO CERTAIN RISKS WHICH SHOULD BE CAREFULLY CONSIDERED BY POTENTIAL INVESTORS. (SEE "CERTAIN CONSIDERATIONS.")

                              --------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SHARES OF COMMON STOCK OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS ILLEGAL FOR ANY PERSON TO TELL YOU OTHERWISE.

                              --------------------


               The date of this Prospectus is September ___, 1999.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
WHERE YOU CAN FIND ADDITIONAL INFORMATION........................................................................2

SYNOPSIS.........................................................................................................3

FUND EXPENSES....................................................................................................4

SENIOR SECURITIES................................................................................................6

DESCRIPTION OF THE PLAN.........................................................................................24

PURPOSE.........................................................................................................24

ADVANTAGES......................................................................................................24

ADMINISTRATION..................................................................................................24

PARTICIPATION...................................................................................................25

PARTICIPATION BY SHAREHOLDERS...................................................................................26

PURCHASES.......................................................................................................27

REPORTS TO PARTICIPANTS.........................................................................................28

DIVIDENDS.......................................................................................................28

CERTIFICATES....................................................................................................28

CHANGING INVESTMENT OPTIONS.....................................................................................29

WITHDRAWING FROM THE PLAN.......................................................................................29

OTHER INFORMATION...............................................................................................30

USE OF PROCEEDS.................................................................................................32

CERTAIN CONSIDERATIONS..........................................................................................33

MARKET PRICE OF COMMON STOCK....................................................................................38

TAX CONSIDERATIONS..............................................................................................50

MANAGEMENT......................................................................................................51

REMUNERATION OF OFFICERS AND DIRECTORS..........................................................................54

DESCRIPTION OF CAPITAL STOCK AND LONG-TERM DEBT.................................................................59

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................63

LEGAL MATTERS...................................................................................................64

EXPERTS.........................................................................................................64

PMC CAPITAL, INC AND SUBSIDIARIES...............................................................................65

CONSOLIDATED FINANCIAL STATEMENTS AND...........................................................................65

PART C.........................................................................................................C-1

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                              PAGE
                                                                                                              ----
OTHER INFORMATION..............................................................................................C-1

SIGNATURES......................................................................................................10

EXHIBIT INDEX..................................................................................................E-1

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

         We are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements and other information filed by us with the SEC can be examined without charge at, or copies obtained upon payment of prescribed fees from, the SEC's public reference room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC located at 13th Floor, 7 World Trade Center, New York, New York 10048; and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, reports and other information concerning the Company may be examined without charge, or copies obtained upon payment of prescribed fees, at the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006. Copies of the Registration Statement and the exhibits thereto may also be obtained at the SEC's Internet address at http://www.sec.gov.

         We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act of 1933 with respect to our common stock to be issued pursuant to the dividend reinvestment and share purchase plan. This prospectus is a supplement to the Registration Statement and as a result does not contain all of the information set forth in that Registration Statement. The rules and regulations of the SEC identify the information to be included in this prospectus and we have included all of the required information. For further information about us we refer you to that Registration Statement. There are statements contained in this prospectus concerning information in documents that are filed as exhibits to that Registration Statement or that were otherwise previously filed with the SEC. In each of those cases, we refer you to the copy of the filed document to obtain that information. Each of those statements is qualified in its entirety by this reference.

         The financial information included in this prospectus, except as otherwise indicated, is as of December 31, 1998, which is the end of our most recent fiscal year. For financial information relating to the first two quarters of our operations during fiscal year 1999, please see the financial information included in this prospectus under the heading "PMC Capital, Inc. and Subsidiaries Consolidated Financial Statements."

                                    SYNOPSIS

         This prospectus relates to 500,000 shares of our common stock being offered for sale through our Dividend Reinvestment and Cash Purchase Plan. The minimum cash payment for the purchase of shares through the plan shall be $50.00. The common stock is traded on the American Stock Exchange. On September 23, 1999, the closing price of the common stock on the American Stock Exchange was $8.50.

         PMC Capital, along with its wholly-owned regulated investment company act subsidiaries, is a diversified, closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940. We engage in the business of originating loans to small businesses either directly or through our three principal subsidiaries:
First Western SBLC, Inc., PMC Investment Corporation and Western Financial Capital Corporation. First Western, PMC Investment and Western Financial are registered under the Investment Company Act as diversified closed-end management investment companies. In addition, PMC Capital is either directly or indirectly the sole shareholder or partner of PMC Advisers, Ltd., PMC Funding Corp., PMC Capital Limited Partnership (1996 partnership) and its related general partner and trust and PMC Capital, L.P. 1998-1 and its related general partner. PMC Advisers is an investment advisor who evaluates and services loans pursuant to fee arrangements. We have elected to be taxed as a regulated investment company under the Internal Revenue Code and, as a result, distribute substantially all our taxable income as dividends to our shareholders, thereby incurring no Federal income tax liability on that income.

         We primarily originate loans to individuals and small business concerns in the lodging industry. We also target the medical, food service, service, retail and commercial real estate industries. We primarily lend to businesses in the Southwest and Southeast regions of the United States. A majority of our loans in the lodging industry are to owner-operated facilities generally operating under national franchises. We believe that franchise operations offer attractive lending opportunities because those businesses employ proven business concepts, have national reservation systems, have consistent product quality, are screened and monitored by franchisors and generally have a higher rate of success as compared to other independently operated businesses.

                                FUND EXPENSES(1)

SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of offering price)..................................     None
Dividend Reinvestment and Cash Purchase Plan Fees(2)............................     None

ANNUAL EXPENSES
(as a percentage of net assets attributable to common shares)(3)
Management Fee(4)...............................................................     4.1%
Interest Payments on Borrowed Funds(5)..........................................     7.3%
All Other Expenses(6)...........................................................     3.4%
Total Annual Expenses(7)........................................................    14.8%

EXAMPLE

You would pay the following expenses over the indicated period on a hypothetical $1,000 investment, assuming a 5% annual return on total assets:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                               ------     -------     -------     --------
                               $ 155      $ 447       $ 700       $1,189

---------------------

(1) The purpose of the above table, including the example, is to assist you in understanding various costs and expenses that investors in us may bear directly or indirectly. See "Selected Consolidated Financial Data" and "Management." The table and the example are based on our fiscal year ended December 31, 1998. THE HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE TABLE AND THE EXAMPLE.

(2) All costs of the plan are borne by us and are included in the fees paid to the transfer agent for the monthly services provided thereby. Such expenses are reflected in "All Other Expenses" above.

(3) Net assets attributable to common shares equals net assets (i.e., total assets less total liabilities and redeemable preferred stock outstanding) as of December 31, 1998.

(4) We are internally managed and do not have an investment advisor. Accordingly, we directly incur all costs with respect to the selection, research and supervision of all investments. For purposes of this Fund Expenses table, we have done an internal valuation of our expenses allocable to the research, selection and supervision of our investments. Our good faith estimate of those costs is approximately $3.1 million, representing 4.1% of net assets attributable to common shares.

(5)  We had outstanding borrowings of $74.8 million at December 31, 1998.

(6) Included in "All Other Expenses" are the costs associated with the advisory services provided to PMC Commercial Trust.

(7) Total Annual Expenses as a percentage of consolidated net assets attributable to common shares are higher than most closed-end management investment companies due to our consolidated outstanding borrowings of $74.8 million and consolidated preferred stock of $7.0 million at December 31, 1998, which significantly reduce the consolidated net assets attributable to common shares on which the Annual Expenses percentage is calculated. If the total annual expenses were calculated as a percentage of total assets, that percentage would be 6.8%.

                      SELECTED CONSOLIDATED FINANCIAL DATA

         The following is a summary of our selected consolidated financial data as of and for the five years in the period ended December 31, 1998. The following data should be read in conjunction with the consolidated financial statements and the notes thereto and "Management's Discussion and Analysis of the Financial Condition and Results of Operations" appearing elsewhere in this prospectus. The selected consolidated financial data presented below has been derived from our consolidated financial statements, audited by PricewaterhouseCoopers LLP, independent public accountants.


                                                                           Years Ended December 31,
                                                   -------------------------------------------------------------------------
                                                     1998             1997            1996           1995            1994
                                                   ---------       ---------       ---------       ---------       ---------
                                                                 (In thousands, except per share information)
Operating:

   Operating income ..........................     $  24,314       $  24,406       $  23,821       $  21,262       $  16,450

   Operating expenses ........................     $ (11,091)      $ (10,602)      $ (10,454)      $  (9,541)      $  (7,578)

   Realized and unrealized gain (loss) on
     investments .............................     $     726       $   1,818       $    (147)      $    (359)      $   3,151

   Net operating income and realized
     and unrealized gain (loss) on
     investments..............................     $  13,949       $  15,622       $  13,220       $  11,362       $  12,023

   Dividends declared, common ................     $  14,473       $  14,543       $  12,853       $  11,600       $  11,244

   Basic and diluted earnings per common
     share....................................     $    1.16       $    1.35       $    1.18       $    1.03       $    1.12

   Dividends per common share ................     $    1.23       $    1.27       $    1.16       $    1.08       $    1.06

   Weighted average common shares
     outstanding..............................        11,800          11,411          11,002          10,768       $  10,650

   Loans funded ..............................     $  66,450       $  86,361       $  70,154       $  77,567       $  75,349

At end of period:

   Loans receivable, net .....................     $ 116,711       $ 127,240       $  93,354       $ 110,499       $  75,264

   Total assets ..............................     $ 163,349       $ 165,839       $ 163,431       $ 159,002       $ 125,416

   SBA debentures payable ....................     $  39,790       $  41,290       $  44,570       $  43,540       $  26,280

   Notes payable .............................     $  35,000       $  35,000       $  35,000       $  35,001       $  25,001

   Preferred stock of consolidated
      subsidiary .............................     $   7,000       $   7,000       $   7,000       $   7,000       $   5,000

   Common shareholders' equity ...............     $  72,151       $  70,166       $  62,903          59,088       $  57,371

   Number of common shares
      outstanding ............................        11,829          11,631          11,162       $  10,871       $  10,684

Ratios:

   Return on average assets ..................           8.5%            9.7%            8.3%            8.0%           10.3%
   Return on common shareholders'
      equity .................................          19.2%           23.3%           21.3%           19.2%           21.2%

                                SENIOR SECURITIES
                      (At End of Fiscal Year, Consolidated)

                                                    Total
                                                    Amount
                                                  Outstanding                           Involuntary
                                                 Exclusive of       Asset Coverage      Liquidating      Average Market
                                                   Treasury              Per           Preference Per        Value
              Class and Year                    Securities (1)         Unit (2)           Unit (3)        Per Unit (4)
              --------------                    -------------       --------------     --------------    --------------
              SENIOR NOTES
December 31, 1989.....................                     --               --              --                N/A
December 31, 1990.....................                     --               --              --                N/A
December 31, 1991.....................                     --               --              --                N/A
December 31, 1992.....................                     --               --              --                N/A
December 31, 1993.....................             25,000,000            2,292              --                N/A
December 31, 1994.....................             25,000,000            2,216              --                N/A
December 31, 1995.....................             35,000,000            1,841              --                N/A
December 31, 1996 ....................             35,000,000            1,878              --                N/A
December 31, 1997 ....................             35,000,000            2,012              --                N/A
December 31, 1998 ....................             35,000,000            2,058              --                N/A

                BANK LOAN
       (revolving line of credit)
December 31, 1989.....................              3,000,000            1,711              --                N/A
December 31, 1990.....................              2,891,500            1,759              --                N/A
December 31, 1991.....................              4,251,000            1,987              --                N/A
December 31, 1992.....................                  1,000            3,596              --                N/A
December 31, 1993.....................                  1,000            2,292              --                N/A
December 31, 1994.....................                  1,000            2,216              --                N/A
December 31, 1995.....................                  1,000            1,841              --                N/A
December 31, 1996 ....................                     --               --              --                N/A
December 31, 1997.....................                     --               --              --                N/A
December 31, 1998 ....................                     --               --              --                N/A

                                                    Total
                                                    Amount
                                                  Outstanding                           Involuntary
                                                 Exclusive of       Asset Coverage      Liquidating      Average Market
                                                   Treasury              Per           Preference Per        Value
              Class and Year                    Securities (1)         Unit (2)           Unit (3)        Per Unit (4)
              --------------                    -------------       --------------     --------------    --------------
            SBA DEBENTURES(5)
December 31, 1989 ....................             16,640,000            1,711              --                N/A
December 31, 1990 ....................             23,140,000            1,759              --                N/A
December 31, 1991 ....................             23,140,000            1,987              --                N/A
December 31, 1992 ....................             22,280,000            3,596              --                N/A
December 31, 1993 ....................             20,280,000            2,292              --                N/A
December 31, 1994 ....................             26,280,000            2,216              --                N/A
December 31, 1995 ....................             43,540,000            1,841              --                N/A
December 31, 1996 ....................             44,570,000            1,878              --                N/A
December 31, 1997 ....................             41,290,000            2,012              --                N/A
December 31, 1998 ....................             39,790,000            2,058              --                N/A

   NON-REDEEMABLE CUMULATIVE PREFERRED
                STOCK(5)
December 31, 1989 ....................              3,000,000              148             100                N/A
December 31, 1990 ....................              3,000,000              158             100                N/A
December 31, 1991 ....................              3,000,000              179             100                N/A
December 31, 1992 ....................              3,000,000              317             100                N/A
December 31, 1993 ....................              3,000,000              215             100                N/A
December 31, 1994 ....................              3,000,000              202             100                N/A
December 31, 1995 ....................              3,000,000              169             100                N/A
December 31, 1996 ....................              3,000,000              173             100                N/A
December 31, 1997 ....................              3,000,000              184             100                N/A
December 31, 1998 ....................              3,000,000              188             100                N/A

                                                    Total
                                                    Amount
                                                  Outstanding                           Involuntary
                                                 Exclusive of       Asset Coverage      Liquidating      Average Market
                                                   Treasury              Per           Preference Per        Value
              Class and Year                    Securities (1)         Unit (2)           Unit (3)        Per Unit (4)
              --------------                    -------------       --------------     --------------    --------------
               REDEEMABLE
          CUMULATIVE PREFERRED
                STOCK(5)
December 31, 1989.....................                     --               --              --                N/A
December 31, 1990.....................                     --               --              --                N/A
December 31, 1991.....................                     --               --              --                N/A
December 31, 1992.....................                     --               --              --                N/A
December 31, 1993.....................                     --               --              --                N/A
December 31, 1994.....................              2,000,000              202             100                N/A
December 31, 1995.....................              4,000,000              169             100                N/A
December 31, 1996 ....................              4,000,000              173             100                N/A
December 31, 1997.....................              4,000,000              184             100                N/A
December 31, 1998.....................              4,000,000              188             100                N/A


------------------

(1) Total amount of each class of senior securities outstanding at the end of the year presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit is expressed in terms of dollar amounts per share.

(3) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4) Not applicable, as senior securities are not registered for public trading.

(5) Issued by our small business investment company subsidiaries to the SBA. Since these categories of senior securities are not subject to the asset coverage requirements of the Investment Company Act, the disclosure provided in this column is for your information only.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

GENERAL

         Our operations include originating and servicing commercial loans for our own account. In addition, we operate as an investment manager to evaluate properties and loans and to service loans and lease contracts pursuant to a fee arrangement for PMC Commercial Trust, an affiliate of ours. We sell the government guaranteed portion of our loans originated under the SBA 7(a) program. Further, we have completed several structured sales of our loan portfolio. Historically, we have retained servicing and residual interests in all loans sold.

         Our revenue sources include the following:

         o Interest earned on commercial loans originated and retained including the effect of commitment fees collected at the inception of the loan.

         o        Fee income from the management of PMC Commercial Trust.

         o An equity interest in the income of non-investment company subsidiaries.

         o Premiums recognized from the sale of the government guaranteed portion of SBA 7(a) program loans into the secondary market.

         o        Interest earned on temporary (short-term) investments.

         o Other fees, including: late fees, prepayment fees, construction monitoring and site visit fees.

         The following table sets forth information concerning the aggregate gross loans funded by:


                                                               Years Ended December 31,

                                               1998                      1997                     1996
                                      ---------------------     ----------------------    -----------------------

                                                                    (In millions)

                                                  Increase                   Increase                  Increase
                                      Funded     (decrease)     Funded      (decrease)    Funded       (decrease)
                                      ------     ----------     ------      ----------    ------       ----------
PMC Investment ...............        $14.1         -41%        $24.1           25%        $19.3          -9%


Western Financial ............         12.0          -7%         12.9           72%          7.5          -6%

First Western ................         10.6         -64%         29.5            1%         29.2         -28%

PMC Capital ..................         29.7          49%         19.9           40%         14.2          84%
                                      -----                     -----                      -----

Total ........................        $66.4         -23%        $86.4           23%        $70.2          -9%
                                      =====                     =====                      =====

         During the years ended December 31, 1998 and 1997, we funded $66.4 million and $86.4 million in loans, respectively. The decrease of $20.0 million was primarily related to a decrease in lending by First Western of approximately $19 million. In addition, PMC Investment, Western Financial and PMC Capital predominately funded fixed-rate originations during 1998 as compared to a predominance of variable-rate loan originations during 1997.

         PMC Advisers, either directly or through its wholly-owned subsidiary, acts as the investment manager for PMC Commercial Trust pursuant to the terms of investment management agreements. During the years ended December 31, 1998 and 1997, PMC Advisers and its wholly-owned subsidiary earned management fees from PMC Commercial Trust of approximately $2.6 million and $1.6 million, respectively. The fees during the year ended December 31, 1998 include fees earned related to the structured financing and property acquisitions by PMC Commercial Trust. PMC Adviser's fee is primarily based on the amount and value of assets. As a result, any increases in the dollar amount of PMC Commercial Trust's assets will benefit PMC Advisers, and PMC Advisers will have a potential conflict in determining whether to advise PMC Commercial Trust to acquire assets and write down the value of any assets. In order to mitigate the risk to PMC Commercial Trust from increasing its asset base through leveraged transactions, the investment management agreements provide PMC Advisers with a reduced fee for any loans originated through additional borrowings. Additionally, the potential conflict for the management of PMC Advisers between PMC Commercial Trust and us is mitigated through a loan origination agreement which allocates loan origination opportunities between PMC Commercial Trust and us.

         Pursuant to the investment management agreements between PMC Commercial Trust and PMC Advisers, fees of between 0.875% and 1.67%, annually, are charged by us based upon the average principal outstanding of PMC Commercial Trust's loans. In addition, during 1996 the investment management agreement was amended to include compensation to PMC Advisers for its assistance in the issuance of PMC Commercial Trust's debt and equity securities. During June 1998, the investment management agreement was amended to provide for payment of fees relating to property acquisitions by PMC Commercial Trust. This property management agreement provided for a one time fee of 0.75% of the purchase price paid by PMC Commercial Trust to Amerihost Properties, Inc. and its subsidiaries in connection with the purchase of hotels from Amerihost and an annual management fee equal to the product of 0.70% multiplied by that purchase price. In the event the property management agreement with PMC Advisers is terminated or not renewed by PMC Commercial Trust (other than as a result of a material breach by PMC Advisers) or by PMC Advisers (as a result of a material breach by PMC Commercial Trust), PMC Advisers would be entitled to receive the management fee relating to the Amerihost transaction for a period of five years from the termination date.

         We also earn income through our equity ownership in our unconsolidated subsidiaries, primarily the partnership we organized in 1996. The differential between the interest received by the 1996 partnership on the loans transferred to it by us and the interest paid by the 1996 partnership on the notes it issued, less any loan losses and amortization of transaction fees, contributes to our revenues.

         As a result of several factors, the number and dollar volume of loans originated by First Western under the SBA 7(a) program have decreased. The factors which contributed to this decrease included an increase in guarantee fees due to the SBA by the borrower under the SBA 7(a) program, increased competition for SBA 7(a) program loans and an increase in competition from alternative loan products. These other products often provide prospective borrowers with fixed interest rates at less than the floating interest rates available through the SBA 7(a) program. Accordingly, SBA 7(a) program funding has decreased and the premiums earned on the sales of the government guaranteed portions of these loans have been significantly reduced. For the years ended December 31, 1998 and 1997, revenues generated by such loan sales were $776,000 and $1,776,000, respectively. Because of these factors and an increase in the number of borrowers requesting fixed-rate financing, we believe that revenues generated from the sales of the guaranteed portion of the SBA 7 (a) program loans will continue at present levels or may possibly diminish in the foreseeable future. We have attempted to offset First Western's decreased revenues through emphasizing our other lending activities and offering lower fixed interest rates.

         As a result of the general downward trend in interest rates, we have experienced an increased rate in the prepayment of our loans. During the years ended December 31, 1998 and 1997, we received $24.7 million and $10.1 million, respectively, in collections of principal on retained loans including prepayments. For the years ended December 31, 1998 and 1997, principal collections including prepayments (as an annualized percentage of our total retained loan portfolio), were 19% and 11%, respectively. Prepayments generally increase during times of declining interest rates. On such prepayments, to the extent the loans were at a fixed-rate of interest, we received the immediate benefit of the prepayment charge. Prepayment fees result in one-time increases in our other income. However, the proceeds from the prepayments were invested initially in temporary investments and have been re-loaned or committed to be re-loaned at lower rates. Prepayments have an adverse effect on our future results of operations and, depending upon the rate of future prepayments, may have an impact on our ability to maintain shareholder distributions at current levels. The impact of the lower lending rates may partially be offset (based on current market conditions) by the reduced cost of our borrowings on subsequent leverage. First Western's loans, which are all variable-rate, have no prepayment fees in accordance with SBA policy. Loans originated pursuant to our prime lending program (described below) generally have prepayment fees equal to 95 days' interest. We believe that the prepayments may continue at accelerated levels in the near term. As a result of recent changes in the credit markets, the pace of prepayment activity may decrease later in the current fiscal year. See "Certain Considerations -- Interest Rate and Prepayment Risk."

         Substantially all of the First Western loans and all loans originated pursuant to our prime lending program are variable rate which reset quarterly based on a spread above the prime rate of interest as stated in The Wall Street Journal on the first day of the applicable period. The spread over the prime rate charged by First Western ranges from 1.0% to 2.75% and the weighted average spread over the prime rate for our prime lending program is approximately 1.3%.

         The prime rates used for variable-rate loans were as follows:

                                            1998              1997         1996
                                            -----             -----        -----
                  First Quarter             8.50%             8.25%        8.50%
                  Second Quarter            8.50%             8.50%        8.25%
                  Third Quarter             8.50%             8.50%        8.25%
                  Fourth Quarter            8.25%             8.50%        8.25%

         Late in the fourth quarter of 1996 we began marketing the prime lending program which is a variable interest rate lending program based on the prime rate. Our prime lending program is separate from the SBA 7(a) program of First Western, our other variable rate lending program. Our prime lending program provides funds to refinance existing real estate secured commercial loans with borrowers who have proven timely payment histories and loan-to-value and debt coverage ratios within our underwriting criteria. Several of the loans refinanced under this program were originally SBA 7(a) program loans and some of these loan originations have refinanced First Western's loans.

         Our working capital requirements for loan originations, as well as holding borrowers advances and cash reserves for our completed securitizations or structured financings, require us to maintain temporary short-term investments. In order to minimize our short-term investment positions, we may establish a bank warehouse facility and expect to more fully use our revolving credit facility to fund these working capital requirements.

         We receive other investment income from various sources including late fees, prepayment fees, construction monitoring fees and site visit fees. The net amount of other investment income earned during the years ended December 31, 1998 and 1997 was $807,000 and $504,000, respectively. The amount earned will vary based on volume of loans funded, the timing and amount of financings, the volume of loans which prepay, the mix of loans (construction versus non-construction), the rate and type of loans originated (whether fixed or variable) and the general level of interest rates.

         Expenses primarily consist of interest expense and company overhead. Expenses were 46% and 43% of total income during the years ended December 31, 1998 and 1997, respectively. Our operations are centralized in our Dallas, Texas headquarters. We also have additional business development offices located in Atlanta, Georgia and Phoenix, Arizona.

         General and administrative expenditures consist primarily of insurance, advertising and promotional expense, telephone services, corporate printing costs and general office expenses. General and administrative expenses were 3% of total income during both the years ended December 31, 1998 and 1997. We anticipate that general and administrative expenses will remain at present levels during the year ending December 31, 1999.

         Profit sharing plan, rent, legal and accounting, SBA fees and directors and shareholders expense aggregated $838,000 and $822,000 during the years ended December 31, 1998 and 1997, respectively. These other administrative costs were 3% of total income during both the years ended December 31, 1998 and 1997. We anticipate that other administrative costs will remain at present levels during the year ending December 31, 1999.

CERTAIN ACCOUNTING CONSIDERATIONS

         Effective January 1, 1997, we adopted as required, Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 125 provides for the accounting and reporting of transfers and servicing of financial assets based on a financial-components approach.

         A transfer of assets that qualifies for sale treatment under SFAS No. 125 is generally accounted for by the seller by: (1) derecognizing all assets sold, (2) recognizing all assets obtained and liabilities incurred at their relative fair value, and (3) recognizing all assets retained at their allocated previous carrying amount based on relative fair values. We typically receive cash and retain the right to receive contractual servicing fees and the right to receive future interest income on loans sold that exceed the contractually specified servicing fee (the interest-only strip receivable) in exchange for a portion of the loan, typically the guaranteed portion of an SBA 7(a) loan. The difference between (1) the carrying value of the portion of loans sold and (2) the sum of (a) cash received, (b) the relative fair values of the servicing rights, and (c) the interest-only strip receivable retained, constitutes the gain on sale.

         In accordance with SFAS No. 125, we establish a servicing asset to the extent we receive contractual compensation for servicing loans which is in excess of the cost of servicing these loans. Servicing the sold portion of government guaranteed loans requires First Western to retain a minimum servicing spread of 1%. This spread is in excess of the costs associated with servicing these loans. Accordingly, we have recorded a servicing asset relating to the servicing of the sold portion of First Western's loans. The servicing asset is amortized in proportion to and over the period of estimated net servicing income and is evaluated for impairment by stratifying the servicing assets by one or more of the predominant risk characteristics of the underlying financial assets.

         The interest-only strip receivable is accounted for as an investment in debt securities classified as available for sale under SFAS No. 115. As of the date a securitization is completed, an asset is established and classified as an "interest-only strip receivable." This receivable is initially valued based on management's estimate of the anticipated discounted future cash flows retained by us related to the pool of securitized loans. The discount rate is a market rate based on interest rate levels at the time of completion of the transaction considering the risks inherent in the transaction.

         On a quarterly basis thereafter, income generated by the interest-only strip receivable is recognized based on an "internal rate of return" which during the initial reporting period after completion of the securitization is the market rate used in valuing the interest-only strip receivable. We update the anticipated future cash flows on a quarterly basis and determine a revised internal rate of return based on the recorded interest-only strip receivable as of the balance sheet date. If during any evaluation of the value of the interest-only strip receivable we determine that the internal rate of return is lower than a "risk free" rate for an asset of similar duration, a realized loss will be incurred which adjusts the recorded value of the interest-only strip receivable to the market value.

         In addition, on a quarterly basis, we measure the fair value of the interest-only strip receivable based upon the future anticipated cash flows discounted to reflect the current market interest rates for investments of this type. Any appreciation (depreciation) of the interest-only strip receivable is reflected on our consolidated statements of income as an unrealized gain (loss) on investments. During the years ended December 31, 1998 and 1997, we recorded a net unrealized gain of $120,000 and a net unrealized loss of $300,000, respectively, related to the interest-only strip receivables. At December 31, 1998 and 1997, we recorded an unrealized loss on the interest-only strip receivable of $180,000 and $300,000, respectively.

         The estimated net servicing income and the investment in the interest-only strip receivable are based in part upon our estimate of prepayment speeds, including default rates. There can be no assurance of the accuracy of these estimates. If the prepayment speeds occur at a faster rate than anticipated, the amortization of the servicing asset will be accelerated and the value of the interest-only strip receivable will decline. If prepayments occur slower than anticipated, cash flows would exceed estimated amounts and total income in future periods would be enhanced. During the years ended December 31, 1998 and 1997, the amount of amortization of the servicing asset was increased as a result of increased prepayment speeds. See "Business-- Securitization and Structured Financing Programs."

YEAR ENDED DECEMBER 31, 1998 COMPARED TO THE YEAR ENDED DECEMBER 31, 1997

         Net income decreased by $1,673,000 from $15,622,000 during the year ended December 31, 1997 to $13,949,000 during the year ended December 31, 1998. The weighted average common shares outstanding increased by approximately 3% from 11,411,000 during the year ended December 31, 1997 to 11,800,000 during the year ended December 31, 1998 as a result of shares issued pursuant to the dividend reinvestment and cash purchase plan. The most significant reason for the decline in net income was the reduced amount of income recognized on structured sales of loan portfolio when comparing the years ended December 31, 1998 and 1997. The income for the year ended December 31, 1998 includes the effect of the following, as more fully described below:

    o a reduction in interest income earned related to the sale by First Western of $22.8 million of loans in December 1997 and a general decline in the interest rate on outstanding loans;

    o    reduced premium income;

    o    increased investment management fees;

    o the gain resulting from the 1998 structured sale of a portfolio of our loans; and

    o    changes in valuation reserves.

         Interest income: Interest income increased by $78,000, from $17,136,000 for the year ended December 31, 1997 to $17,214,000 for the year ended December 31, 1998. Interest income includes the interest earned on loans, the interest earned on short-term investments, up-front fees collected including the accretion of up-front fees and the interest earned on our interest-only strip receivables. This overall increase in interest income was attributable to an increase in our average outstanding portfolio during 1998 as compared to 1997. This increase was offset by a decrease in interest on temporary investments and the continued decline in interest rates on new loan originations.

         Interest on short-term investments for the year ended December 31, 1997 was greater than for 1998 due to the fact that the average temporary investments outstanding during the year ended December 31, 1998 were $13.8 million, a 52% decrease from $28.9 million during the year ended December 31, 1997. The average outstanding temporary investments fluctuates based on the size and timing of receipt of capital resources and the volume of loan originations and prepayment activities. Accordingly, interest on temporary investments decreased by $782,000, or 58%, from $1,358,000 during the year ended December 31, 1997 to $576,000 during the year ended December 31, 1998.

         Interest income on loans increased by $860,000, or 5%, from $15,778,000 during the year ended December 31, 1997 to $16,638,000 during the year ended December 31, 1998. The increase in interest income was primarily a result of the increase in outstanding principal on loans. The average retained loan portfolio increased by 18% to $134.4 million during the year ended December 31, 1998 from $113.8 million during the year ended December 31, 1997. This increase was partially offset by a continuation of lower interest rates charged on new loan originations and the prepayment of the higher interest rate loans. As competition has increased and acceptability of hospitality lending by major investment banks has grown, the rate we were able to charge was decreasing while prepayments were increasing. The proceeds from the prepayments were invested initially in temporary investments and have been re-loaned at lower interest rates. As a result, the weighted average interest rates on outstanding retained loans decreased to 10.0% at December 31, 1998 from 10.5 % at December 31, 1997.

         Premium income: Premium income decreased by $1,000,000 (56%) from $1,776,000 for the year ended December 31, 1997 to $776,000 for the year ended December 31, 1998. This decrease was primarily attributable to a $11,660,000 (53%) decrease in the government guaranteed portion of loans held for sale or sold under the SBA 7(a) program from $21,638,000 during the year ended December 31, 1997 to $9,978,000 during the year ended December 31, 1998. As a result of the factors previously described, the number and dollar volume of loans originated by First Western under the SBA 7(a) program have decreased. Other loan products offered by our competitors often provide prospective borrowers with fixed interest rates at less than the floating interest rates available through the SBA 7(a) program. Accordingly, premiums earned have been significantly reduced. We anticipate that future fundings, and sales of the guaranteed portion of loans, may continue at levels experienced during 1998.

         Other investment income, net: Other investment income, net, increased by $303,000 (60%) from $504,000 for the year ended December 31, 1997 to $807,000 for the year ended December 31, 1998. This increase was primarily attributable to an increase in prepayment fees received and recognition of discount related to fixed-rate loans which were prepaid in full and forfeited commitment fees during the year ended December 31, 1998 as compared to the year ended December 31, 1997.

         Equity in income (loss) of unconsolidated subsidiaries: Equity in income (loss) of unconsolidated subsidiaries increased by $64,000 (3%), from $2,560,000 during the year ended December 31, 1997 to $2,624,000 during the year ended December 31, 1998. The 1996 partnership had net income of $2,377,000 and $2,608,000 during the years ended December 31, 1998 and 1997, respectively. The decrease is primarily due to the continued reduction in outstanding principal balance of loans held by the 1996 partnership. Accordingly, the interest earned on the 1996 partnership assets is decreasing resulting in less net profits. The loans held by the 1996 partnership will continue to be reduced resulting in a decline in our profits in future periods of operations. The 1996 partnership profits include all yield generated from the loans transferred by us less the cost of the notes issued by the 1996 partnership. During the year ended December 31, 1998 and 1997, the net income from the 1996 partnership included $584,000 and $208,000, respectively, in prepayment fees received on loans paid-off prior to their contractual maturity. Also included in equity in income of unconsolidated subsidiaries is the net income of PMC Advisers and the 1998 partnership of $179,000 and $178,000, respectively, during the year ended December 31, 1998 and the operations of PMC Funding which had losses of $109,000 and $48,000 during the years ended December 31, 1998 and 1997, respectively.

         Other income, net: Other income, net, increased by $463,000 (19%) from $2,430,000 during the year ended December 31, 1997 to $2,893,000 during the year ended December 31, 1998. Other income increased during the year ended December 31, 1998 primarily due to increased investment management fees generated by PMC Advisers related to the completion of a structured financing by PMC Commercial Trust (approximately $167,000) and fees related to the acquisition by PMC Commercial Trust of the Amerihost hotel properties (approximately $466,000).

         Operating expenses: Operating expenses, not including interest, increased by $570,000 (11%) from $5,054,000 during the year ended December 31, 1997 to $5,624,000 during the year ended December 31, 1998. This increase was primarily a result of an increase in salaries and related benefits of $530,000 (15%) from $3,435,000 during the year ended December 31, 1997, to $3,965,000 during the year ended December 31, 1998. The increase in salaries and related benefits was attributable to a decrease in the amount of salaries and related benefits capitalized during the year ended December 31, 1998 as compared to the amount capitalized in the year ended December 31, 1997. Operating expenses are comprised of salaries and related benefits, general and administrative, profit sharing plan, rent, legal and accounting, SBA fees and directors' and shareholders' expense. The largest operating expense is the salaries and related benefits which consist of salaries for our officers and employees who provide all of our management, advisory and portfolio functions, including marketing, servicing, accounting and portfolio analysis. Salaries and related benefits were 16% and 14%, respectively, of total income during the years ended December 31, 1998 and 1997. We anticipate that operating expenses will remain at present levels during the year ending December 31, 1999.

         Interest expense: Interest expense decreased by $81,000 (1%) from $5,548,000 during the year ended December 31, 1997 to $5,467,000 during the year ended December 31, 1998. Interest expense results primarily from interest payments made on (1) the Company's $35 million of unsecured notes with a weighted average interest rate of 7.3% and weighted average remaining maturity of 2.8 years as of December 31, 1998, and (2) $39,790,000 of debentures due to the SBA as a result of borrowings made by some of our subsidiaries, with a weighted average interest rate of approximately 6.6% and weighted average remaining maturity of 4.3 years as of December 31, 1998. The decrease was primarily attributable to the repayment at maturity of approximately $2.5 million in SBA debentures during February 1997 and $1.5 million in February 1998.

         Realized and unrealized gain (loss) on investments: Realized and unrealized gain (loss) on investments decreased from a gain of $1,818,000 during the year ended December 31, 1997 to a gain of $726,000 during the year ended December 31, 1998. The primary reason for the decrease in gain was the reduction in the gain on sale of assets (related to the sale of loan pools) by us. We recognized a $2,360,000 gain from the sale of First Western loans in 1997 and a $925,000 gain from the sale of loans to the 1998 partnership. The gain in 1997 was greater since; (1) in the 1997 sale, the notes were sold at par and the underlying loans were previously reflected at a discount of approximately $1.6 million (in accordance with Emerging Issues Task Force 88-11) while in the loans sold in 1998 were sold at par and the underlying loans receivable were previously reflected at par, and (2) the 1997 sale was at a greater spread between the weighted average interest rate of the loans receivable and the coupon due to the security holders as compared to the 1998 structured sale.

         During the years ended December 31, 1998 and 1997, we recorded unrealized gains of $120,000 and losses of $300,000, respectively, relating to the interest-only strip receivables in accordance with SFAS No. 125. Additionally, net unrealized and realized losses on retained loans receivable were $319,000 and $242,000 during the years ended December 31, 1998 and 1997, respectively.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO THE YEAR ENDED DECEMBER 31, 1996

         Net income increased by $2,402,000 from $13,220,000 during the year ended December 31, 1996 to $15,622,000 during the year ended December 31, 1997. The weighted average common shares outstanding increased by approximately 4% from 11,002,000 during the year ended December 31, 1996 to 11,411,000 during the year ended December 31, 1997 as a result of shares issued pursuant to the dividend reinvestment and cash purchase plan. The most significant reason for the increase in net income was the gain recognized on the sale of loan portfolio during the year ended December 31, 1997.

         Interest income: Interest income decreased by $1,435,000 (8%), from $18,571,000 for the year ended December 31, 1996 to $17,136,000 for the year ended December 31, 1997. This decrease was primarily attributable to a reduction in our loan portfolio resulting from the 1996 structured financing completed during November 1996 and the First Western securitization in December 1997 and a reduction in interest rates on loan originations in 1997. The average retained loan portfolio outstanding decreased 9% from $124.9 million during the year ended December 31, 1996 to $113.8 million during the year ended December 31, 1997. Accordingly, interest income on loans (not including the 1996 partnership) decreased by $1,726,000, or 10%, from $17,504,000 during the year ended December 31, 1996 to $15,778,000 during the year ended December 31, 1997. Including the interest earned by the 1996 partnership of $591,000 and $4,662,000 during the years ended December 31, 1996 and 1997, respectively, interest income on loans increased by $2,346,000 (13%) to $20,441,000 for the year ended December 31, 1997 as compared to $18,095,000 during the year ended December 31, 1996. During the year ended December 31, 1997, we earned increased interest on short-term investments due to the funds received from the 1996 structured financing and the First Western securitization in December 1997. As a result, during the year ended December 31, 1997, average temporary investments outstanding were $28.9 million, a 36% increase from $21.3 million during the year ended December 31, 1996. Accordingly, interest on temporary investments increased by

$291,000, or 27%, from $1,067,000 during the year ended December 31, 1996 to $1,358,000 during the year ended December 31, 1997.

         Premium income: Premium income decreased by $166,000 (9%), from $1,942,000 for the year ended December 31, 1996 to $1,776,000 for the year ended December 31, 1997. This decrease was primarily attributable to lower premium percentages paid for the loans sold during the year ended December 31, 1997 as compared to December 31, 1996. The primary reason for the lower premium percentages is that the spread above the prime rate for loans originated and sold was lower in 1997 than 1996. When the lower interest rate loans are sold, the percentage premium paid is usually less. Accordingly, the income recognized from loan sales decreased even though the loans sold increased from $20.0 million during the year ended December 31, 1996 to $21.6 million during the year ended December 31, 1997.

         Other investment income, net: Other investment income, net, decreased by $104,000 (17%), from $608,000 for the year ended December 31, 1996 to $504,000 for the year ended December 31, 1997. This decrease was primarily attributable to a decrease in prepayment fees on the fixed-rate loan portfolio received during the year ended December 31, 1997 as compared to the year ended December 31, 1996.

         Equity in income (loss) of unconsolidated subsidiaries: Equity in income (loss) of unconsolidated subsidiaries increased by $2,191,000, from income, net, of $369,000 during the year ended December 31, 1996 to income, net, of $2,560,000 during the year ended December 31, 1997. The increase is primarily due to the formation of the 1996 partnership in November 1996 which had net profits of $2,608,000 during the year ended December 31, 1997 compared to $328,000 during the year ended December 31, 1996. The 1996 partnership profits include all yield generated from the loans contributed by us less the cost of the notes issued by the 1996 partnership. Offsetting a portion of the 1996 partnership income were the operations of PMC Funding which had a decrease in revenues from charter services of its airplane which resulted in a reduction in profits from a net income of $41,000 during the year ended December 31, 1996 to a net loss of $48,000 during the year ended December 31, 1997.

         Other income, net: Other income, net, increased by $99,000 (4%), from $2,331,000 during the year ended December 31, 1996 to $2,430,000 during the year ended December 31, 1997. This increase was primarily a result of an increase in advisory fees. This increase was realized even though a $251,000 fee was generated by PMC Advisers during the year ended December 31, 1996 related to an equity offering of PMC Commercial Trust for which there was no comparable transaction in 1997.

         Operating expenses: Operating expenses, not including interest, increased by $308,000 (6%), from $4,746,000 during the year ended December 31, 1996 to $5,054,000 during the year ended December 31, 1997. This increase was a result of an increase in salaries and related benefits of 255,000 (8%), from $3,180,000 during the year ended December 31, 1996, to $3,435,000 during the year ended December 31, 1997. The increase in salaries and related benefits was attributable to an increased number of employees due to the increase in portfolio under management, the complexity of the financing transactions undertaken by and an increase in marketing personnel, and a general increase in the level of salaries for employees during 1996 and 1997. Rent expense increased by $16,000 (8%) during the year ended December 31, 1997 as compared to the year ended December 31, 1996 due to the opening of a new office during 1997 (Phoenix, Arizona) and the expansion of our space occupied and an increase in the base rent at our headquarters. Legal and accounting increased by $43,000 (29%) during the year ended December 31, 1997 as compared to the year ended December 31, 1996 due to the increased cost of the annual audit (primarily attributable to the formation of the 1996 partnership) and increases in general corporate legal services. General and administrative costs decreased by $46,000 during the year ended December 31, 1997 as compared to the year ended December 31, 1996 due to reductions in state franchise taxes.

         Interest expense decreased by $160,000 (3%), from $5,708,000 during the year ended December 31, 1996 to $5,548,000 during the year ended December 31, 1997. The decrease was primarily attributable to the repayment at maturity of approximately $2.5 million and $1.0 million in SBA debentures during February 1997 and September 1997, respectively.

         Realized and unrealized gain (loss) on investments: Realized and unrealized gain (loss) on investments (not including the sale of assets) changed from a loss of $147,000 during the year ended December 31, 1996 to a loss of $542,000 during the year ended December 31, 1997. The period ended December 31, 1997 includes the effect of the $300,000 unrealized loss related to the interest-only strip receivables. During both periods, loan losses were minimal. During the year ended December 31, 1996, we recognized $35,000 in recoveries from previously written-off loans which reduced the net loss during the period. There were no comparable recoveries during the year ended December 31, 1997. During the year ended December 31, 1997, we recognized approximately $100,000 in reversal of reserves on loans that paid in full or became amortizing loans and the likelihood of collection has significantly increased which reduced the net loss during the period. There were no comparable adjustments during the year ended December 31, 1996.

CASH FLOW ANALYSIS

         We generated $12,052,000 and $10,581,000 from operating activities during the years ended December 31, 1998 and 1997, respectively. The primary source of our funds is net income. The source of funds from net income is adjusted primarily by the change in other assets and liabilities and First Western's lending activities. Included in cash flows from operating activities is the government guaranteed lending activity of First Western relating to the government guaranteed portions of the SBA 7(a) program loans originated which are sold into the secondary market. During the years ended December 31, 1998 and 1997, we had a net source of cash of $2,571,000 and $1,016,000, respectively, from government guaranteed lending activities representing an increase in source of funds of $1,555,000. During the years ended December 31, 1998 and 1997, we used net cash of $1,376,000 and $2,070,000, respectively, from the change in operating assets and liabilities.

         We used $37,126,000 and $31,401,000, respectively from investing activities during the years ended December 31, 1998 and 1997, respectively. During the year ended December 31, 1997, we received approximately $23.0 million from the First Western securitization completed in December 1997. We decreased our use of funds relating to loan activity from a net use of funds of $55,670,000 during the year ended December 31, 1997 to a net use of funds of $34,382,000 during the year ended December 31, 1998. This decrease of $21,288,000 was due to a decrease in loans funded of approximately $6.7 million and an increase in prepayment activity. Principal collected increased by $14.7 million from $10.0 million during the year ended December 31, 1997 to $24.7 million during the year ended December 31, 1998.

         We had a net source of $29,267,000 and a net use of $11,695,000 from financing activities during the years ended December 31, 1998 and 1997, respectively. The primary reason for the change was the source of $40.9 million in proceeds from our 1998 structured sale. There was no comparable transaction during the year ended December 31, 1997. Dividends paid on common stock during the year ended December 31, 1998 were $14,771,000 as compared to $13,197,000 during the year ended December 31, 1997, an increase of $1,574,000 (12%). We also had a decrease in funds received from the issuance of common stock of $3,414,000 (62%) from $5,475,000 during the year ended December 31, 1997 to $2,061,000 during the year ended December 31, 1998. This decrease was a result of the curtailment of the cash portion of our dividend reinvestment plan during March 1998 and the use of the market purchase option for plan participants. Under the market purchase option, we do not receive any of the proceeds from plan participants. SBA debenture repayments required at maturity decreased by $1,780,000 from $3,280,000 during the year ended December 31, 1997 to $1,500,000 during the year ended December 31, 1998.

LIQUIDITY AND CAPITAL RESOURCES

         SOURCES AND USES OF FUNDS: As a regulated investment company, pursuant to the Internal Revenue Code, we are required to pay out substantially all of our net investment company taxable income to our common shareholders (see "Dividends"). Consequently, we must procure funds from sources other than earnings in order to meet our capital requirements.

         The primary use of our funds is to originate loans. We also expend funds for payment of:

         o        dividends to shareholders.

         o        principal due on borrowings;

         o        interest and related financing costs;

         o        general and administrative expenses;

         o        capital expenditures; and

         o        advances on loan liquidations.

Approximately $4.8 million of our SBA debentures were paid in full during 1997 and 1998 as these debentures matured.

         Historically, our primary sources of capital and liquidity have been debentures issued through programs of the SBA, private and public issuances of common stock, the issuance of senior unsecured medium-term notes, the securitization and sale of our loan portfolio (see "Business -- Leverage") and the utilization of our short-term, unsecured revolving credit facility (as described below). During 1998, we structured a collateralized financing of our variable-rate loans primarily originated as part of our prime lending program (see "Business--Leverage"). Prospectively, in order to generate growth in the size of our investment portfolio, we will continually review the need for obtaining additional funds from:

         o        securitization and sale of a portion of our loan portfolio;

         o        borrowings under our credit facility;

         o        medium-term debt offerings; and/or

         o        equity offerings.

         As a result of the current volatile market conditions for asset-backed securities such as those securities sold by us, we have identified alternative sources of funds. We anticipate that during the year ended December 31, 1999 we will primarily rely on our revolving credit facility, the proceeds from principal payments on loans and the issuance of SBA debentures to the extent funds are necessary to originate loans. We will continue to monitor the asset-backed securities market and to the extent the pricing appears cost efficient, may structure and sell a pool of fixed-rate loans. Presently, we have identified approximately $60 million of fixed-rate loans for securitization. During the year ended December 31, 1999, we will have $6.7 million in senior unsecured notes and $4.2 million in SBA debentures which will mature. We expect that the senior unsecured notes will be renewed under substantially the same terms and conditions presently outstanding. The SBA debentures are expected to be "rolled-over" into new SBA debentures with 10 year maturities. As part of the SBA's commitment to Western Financial and PMC Investment to provide guaranties on $11.5 million in future debentures, $4.2 million will be used for the "roll-over" debentures. We believe that these financing sources will enable us to generate funds sufficient to meet both our short-term and long-term capital needs.

         COMMITMENTS: Loan commitments outstanding at December 31, 1998 to various prospective small business companies, including the unfunded portion of projects in the construction phase, amounted to approximately $57.3 million. Of these commitments, $19.8 million were for loans partially guaranteed by the SBA of which approximately $16.7 million would be sold (when fully funded) into the secondary market. Such commitments are made in the ordinary course of our business. Commitments to extend credit are agreements to lend to a customer provided that the terms established in the contract are met. Commitments generally have fixed expiration dates and require payment of a fee. Since some commitments expire without the proposed loan closing, the total commitment amounts do not necessarily represent future cash requirements.

         REVOLVING CREDIT FACILITY: We have a $15 million uncollateralized revolving credit facility which expires in March 2000. At December 31, 1998, we had no borrowings outstanding under this revolving credit facility, and had availability of $15 million. Advances pursuant to the credit facility bear interest at our option at either the lender's prime rate less 50 basis points or LIBOR plus 175 basis points. The credit facility requires us to meet certain covenants, the most restrictive of which provides that the ratio of net charge-offs to net loans receivable may not exceed 2%, and the ratio of assets to senior debt may not fall below 135%. At December 31, 1998 we were in compliance with all covenants of this facility.

         SBA DEBENTURES: Due to changes in the SBIC program increasing the cost and availability of SBA debentures, we had been using other sources of funds to expand our loan portfolio through December 31, 1998. The cost and terms of these other sources of funds are not as favorable as those historically achieved on SBA debentures and SSBIC preferred stock; however, we had been able to issue debt through private placement of notes and generate working capital through the securitization and sale of a portion of our portfolio at rates generally better than available through the issuance of SBA debentures under the relative terms in existence during the first half of 1998. As the cost of funds through the issuance of asset-backed securities increased during the latter half of 1998, we determined that the cost of debentures through the SBIC program was again cost efficient. As a result, we applied for and were approved by the SBA for the issuance of up to $11.5 million in SBA debentures. It is anticipated that a significant portion of these debentures will be issued during the year ended December 31, 1999 including $4.2 million for the "roll-over" of SBA debentures which mature in 1999.

         INVESTMENT COMPANY ACT REQUIREMENTS: We are in compliance with the requirement to maintain a minimum of 200% asset coverage of debt as defined in sections 18 and 61 of the Investment Company Act as modified by exemptive orders obtained by us from the Securities and Exchange Commission.

         DIVIDENDS: We have historically paid out 100% of our investment company taxable income and not paid any return of capital. There are certain timing differences between book and tax income, most notably the recognition of commitment fees received and the recognition of income relating to the 1998 sale of our loans to the 1998 partnership. A portion of dividends paid during 1998 pertained to earnings in 1997 including the effect of the gain from a securitization and sale of loans originated by First Western completed in December 1997. As a result of these timing differences and these carry-forward amounts, the payment and amount of dividends does not necessarily coincide with our earnings. We used a substantial portion of our carry-forward amounts during 1998 to pay dividends. We presently anticipate that the dividend will be stabilized at $0.25 per share, per quarter during 1999. The dividends paid in January 1999 and April 1999 were each $0.25 per share. We may amend this stabilized dividend policy as warranted by earnings.

YEAR 2000 COMPLIANCE UPDATE

         The Year 2000 issue concerns the potential impact of historic computer software code that only utilized two digits to represent the calendar year (e.g. "98" for "1998"). Software so developed, and not corrected, could produce inaccurate or unpredictable results commencing January 1, 2000, when current and future dates present a lower two digit year number than dates in the prior century. We are, similar to most financial services providers, subject to the potential impact of the Year 2000 issue due to the nature of financial information. Potential impacts to us may arise from software, computer hardware, and other equipment both within our direct control and outside of our ownership, yet with which we electronically or operationally interface. Regulators have intensively focused upon Year 2000 exposures, issuing guidance concerning the responsibilities of senior management and directors. Year 2000 testing and certification are being addressed as a key safety and soundness issue in conjunction with these regulatory concerns.

         During 1998, we formed an internal review team to address, identify and resolve any Year 2000 issues that encompass any of our operating and administrative areas. In addition, we monitor the status of our Year 2000 remediation plans, where necessary, as they relate to internally used software, computer hardware and use of computer applications in our servicing processes. In addition, we are engaged in assessing the Year 2000 issue with significant suppliers.

         The assessment process relating to our loan receivable servicing operations has commenced. In addition, we have initiated formal communications with our significant suppliers to determine the extent to which we are vulnerable to third parties' failures to remediate their own Year 2000 issues.

         We intend to use internal resources to test the software for Year 2000 modifications. We plan to substantially complete our Year 2000 assessment and remediation by the end of the second quarter of 1999. The total project cost while not considered to be material has not yet been determined. However, based on preliminary information, the majority of the project cost will be attributable to employee time necessary to test the present system and to meet future industry requirements and will accordingly be expensed. To date, we have installed new personal computer terminals at a cost of approximately $25,000 which was not related to any specific Year 2000 concern. In addition, we have not incurred any material costs related to the assessment of, and preliminary efforts in connection with our Year 2000 issues. The costs of the project and the date on which we plan to complete our Year 2000 assessment and remediation are based on our estimates, which were derived using assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, we cannot guarantee that these estimates will be achieved, and actual results could differ significantly from those plans. Specific factors that might cause differences from our estimates include, but are not limited to, completion by third parties (primarily our bank) of their Year 2000 evaluations and their required modifications. We believe we are devoting the necessary resources to identify and resolve significant Year 2000 issues in a timely manner.

IMPACT OF INFLATION

         We do not believe that inflation materially affects our business other than the impact that it may have on the securities markets, the valuation of collateral underlying the loans and the relationship of the valuations to underlying earnings. Those could all influence the value of our investments.

                             DESCRIPTION OF THE PLAN

         The following questions and answers set forth the provisions of and constitute our Dividend Reinvestment and Cash Purchase Plan. Holders of common stock who do not participate in the plan will continue to receive cash dividends in the usual manner. The text of the plan is as follows:

PURPOSE

         1.       What is the purpose of the Plan?

         The plan offers eligible holders of common stock a convenient and economical way to purchase common stock. Once an eligible shareholder is enrolled in the plan and becomes a participant, cash dividends will be used to purchase shares of common stock (both whole and fractional shares). Participants pay no brokerage commissions for purchases made under the plan. The plan will assist us in raising funds for general corporate purposes, to the extent that common stock is purchased from us rather than in the open market.

ADVANTAGES

         2.       What are the advantages of the Plan?

         You may participate in the plan by having cash dividends on all, or a portion, of your shares of common stock automatically reinvested. Participants are not required to pay any brokerage commissions in connection with purchases made under the plan. A full investment of funds is possible under the plan because fractions of shares of common stock, as well as full shares of common stock, will be credited to participants' plan accounts including dividends on these shares. Participants will avoid the cumbersome safekeeping of certificates for shares of common stock credited to their plan accounts as the shares of common stock are held in custody for participants by our transfer agent, American Stock Transfer & Trust Company. Statements of participants' plan accounts will be provided monthly.


ADMINISTRATION

         3.       Who administers the Plan?

         We are the plan administrator. American Stock Transfer is our agent and acts as custodian for the shares held in the plan and purchases shares of common stock as the participant's agent. American Stock Transfer will keep a record of each participant's participation and will send monthly statements of each participant's plan account. Shares of common stock purchased under the plan will be registered in the name of American Stock Transfer, as agent for participants in the plan, and not in the name of the participant. If American Stock Transfer ceases to serve as agent, we will designate its successor. At our option, the shares of common stock purchased under the plan on behalf of a participant will be newly issued by us, issued from treasury stock or purchased in the open market, including both market transactions and negotiated transactions, by American Stock Transfer as agent for the participants.

         4.       Who interprets and regulates the Plan?

         We reserve the right to interpret and regulate the plan as deemed desirable or necessary. None of American Stock Transfer, an agent administering the plan or us, will be liable for any act done in good faith or for any omission to act in good faith, including, without limitation, any claim of liability arising out of a failure to terminate a participant's account upon the participant's death prior to receipt of written notice of the death (unless we are deemed to be an underwriter for purposes of the federal securities laws, in which case we cannot be so excluded from liability). Such exclusion of liability to American Stock Transfer or any other agent of ours does not affect our liability.

         Participants should recognize that we cannot assure them of a profit or protect them against a loss on the shares of common stock purchased under the plan.

         5.       May the Plan be modified or discontinued?

         We reserve the right to suspend, modify or terminate the plan at any time. Any suspension, major modification or termination of the plan will be announced by us to all plan participants.


PARTICIPATION

         6.       Who is eligible to participate in the Plan?

         Subject to the limitations designated below, all shareholders of record are eligible to join the plan. In order to be eligible to participate, beneficial owners of common stock whose shares are registered in names other than their own (e.g., in the name of a broker or a bank nominee) must become shareholders of record by having their shares of common stock transferred into their names. Beneficial owners may request the record holders of their shares of common stock to participate on their behalf in the dividend reinvestment feature of the plan; however, only holders of record may participate in the optional cash payment feature of the plan. In the event a participant's account shall have fewer than 15 shares of common stock, we shall have the option, but not the obligation, to terminate the participant's account. In the event we terminate a participant's account, a certificate for whole shares of common stock shall be delivered to the participant and the participant's fractional shares of common stock shall be sold (see Question Nos. 21, 22 and 23).

PARTICIPATION BY SHAREHOLDERS

         7.       How does a shareholder of record participate?

         Shareholders of record may join the plan at any time by completing the authorization form and returning it to American Stock Transfer. Authorization forms will be furnished to shareholders at any time upon request made to American Stock Transfer (1-800-278-4353).

         8.       When will dividends be invested?

         If the authorization form is received by American Stock Transfer on or before the dividend record date, then the dividend will be used to purchase additional shares of common stock for a participant on the dividend payment date, provided that, if the reinvested dividends are used to acquire shares of common stock in the open market, the plan agent shall have up to 45 days to acquire the shares. The dividend declaration date is the date on which our board of directors decides whether a dividend should be paid and in what amount. If the authorization form is received after the record date, a participant's purchase will not start until the next quarterly dividend payment date. The dividend record dates are generally on the last business day of each calendar quarter on which the American Stock Exchange is open for trading. Quarterly dividends are paid approximately two weeks following the dividend record date.

         9.       How are optional cash payments made and invested?

         Optional cash payments are invested on the fifth business day of each month, provided that, if the optional cash payments are used to acquire shares of common stock in the open market, the plan agent shall have up to 45 days to acquire the shares. Optional cash payments should be sent so that they are received by American Stock Transfer at least five business days before a purchase date. Any optional cash payments received later than a purchase date will be held by American Stock Transfer and applied to the next purchase date, unless the shareholder requests, in writing to American Stock Transfer, the return of such payment.

         Participants are required to pay a $3.00 servicing fee for each optional cash payment investment made by American Stock Transfer. This fee is used to partially offset the costs incurred by American Stock Transfer and otherwise payable by us in connection with the investment of the cash payments. Participants do not receive any interest on the amounts held by American Stock Transfer pending investment.

         Participants may not send less than $50 per payment nor more than $5,000 per calendar month. If a participant sends less than $50 or more than $5,000, American Stock Transfer will refund the entire amount to him or her.

         10. Are shareholders enrolled in the Plan required to send in a new Authorization Form annually?

         No. Shareholders are enrolled in the plan without further action on their part, unless the participant gives notice to the plan administrator in writing that he or she wishes to terminate participation (see Question Nos. 21 and 22 for information concerning termination of participation in the plan). A shareholder may also submit a new authorization form to change the portion of cash dividends that are to be issued in the form of common stock, provided that such an election must be submitted to the plan administrator prior to a dividend record date in order to be effective for the corresponding dividend payment date.

         11.      What does the Authorization Form provide?

         The authorization form allows a participant to decide the extent to which such participant wants to participate in the plan. By checking the appropriate box on the authorization form, a participant may indicate whether he or she wants to:

              (a) Reinvest dividends paid on all shares of common stock registered in a participant's name;

              (b) Reinvest dividends paid on a portion of common stock registered in a participant's name; or

              (c) Invest amounts exceeding $50 by making optional payments at any time up to an aggregate of Five Thousand and No/100 Dollars ($5,000) per calendar month.


PURCHASES

         12. How many shares of Common Stock will be purchased for Participants?

         The number of shares of common stock to be purchased depends on the amount of the participant's dividends credited to the participant's account under the plan or the amount of any optional payments and the purchase price of the shares of common stock. Each participant's account will be credited with that number of shares, including fractions computed to four decimal places, equal to the total amount to be invested divided by the applicable purchase price.

         13.      What is the price of the new shares of Common Stock?

         The price of shares of common stock bought with cash dividends or optional payments will be (a) the average of the mean of the high and low prices of common stock, as published in The Wall Street Journal - American Stock Exchange listings, for the five days in which trading of shares of common stock takes place immediately prior to the applicable purchase date (the related dividend payment date) if the shares are purchased from us or (b) the weighted average price of the shares, if the shares are purchased in the open market.

         14.      Are any fees or expenses incurred by Participants?

         Participants will pay no brokerage commissions for purchases made under the plan. Certain charges (see Question 22) may be incurred by participants if they withdraw from the plan or if we terminate the plan.


REPORTS TO PARTICIPANTS

         15. How will Participants be advised of their purchases of shares of Common Stock?

         As soon as practicable, participants will receive monthly statements of their purchases and accounts. These statements are participants' continuing records of the cost of their purchases and should be retained for tax purposes. In addition, participants will receive copies of the same communications sent to other shareholders, including our annual report, interim reports, notice of annual meeting and proxy statement, and income tax information.

         Participants should notify American Stock Transfer (attn: Dividend Reinvestment) of any change in address or duplicate mailings, so that American Stock Transfer can consolidate their accounts and simplify their tax reporting.


DIVIDENDS

         16. Will Participants be credited with dividends on shares of Common Stock held in their accounts under the Plan?

         Yes. We pay dividends, as declared, to the record holders of our shares of common stock. As the record holder for participants, American Stock Transfer, as agent, will receive dividends for all plan shares held on the record date. It will credit these dividends to participants on the basis of full and fractional shares of common stock held in their accounts, and will reinvest these dividends in additional shares of common stock.


CERTIFICATES

         17. Will stock certificates be issued for shares of Common Stock purchased?

         Normally, certificates for shares of common stock purchased under the plan will not be issued to participants. The number of shares of common stock credited to accounts under the plan will be shown on participants' monthly statements. This additional service protects against loss, theft or destruction of stock certificates. The shares of common stock will be owned for record purposes by American Stock Transfer until certificates are issued to a participant upon the participant's written request.

         Certificates for any number of whole shares of common stock up to the full number of shares of common stock credited to participants' plan accounts will be issued upon written request to American Stock Transfer (see Question
22). Any remaining full shares of common stock and fractional shares of common stock will continue to be credited to participants' accounts.

         Shares of common stock credited to the accounts of participants under the plan may not be pledged. Participants who wish to pledge those shares of common stock must request that certificates for those shares of common stock be issued in their names. Certificates for fractional shares of common stock will not be issued under any circumstances.

         18. In whose name will accounts be maintained and certificates registered when issued?

         Accounts for participants will be maintained in the participants' names as shown on our shareholder records at the time the participants join the plan. Certificates for whole shares of common stock will be so registered when issued, except in instances such as death. Upon written request, certificates can also be registered and issued in names other than the account name, subject to compliance with any applicable laws and the payment by the participants of any applicable taxes, provided that the request bears the signatures of the participants and the signatures are guaranteed by a commercial bank or member firm of the American Stock Exchange.


CHANGING INVESTMENT OPTIONS

         19.      How do Participants change their investment option?

         Participants may change their investment option at any time by completing a new authorization form. New authorization forms may be obtained by submitting a written request to American Stock Transfer. A participant's request will become effective as soon as practicable after the authorization form is received by American Stock Transfer.

         20. May PMC Capital elect not to issue shares of Common Stock under the Plan?

         We reserve the right to terminate or modify the plan at any time (see Question 29) or direct our agent not to acquire shares of common stock under the plan. Moreover, if at any time the value of the shares to be issued is less than the current net asset value of common stock (which net asset value shall be determined within forty-eight hours, excluding Sundays and holidays next preceding the time of such determination), then that dividend will be paid in cash.


WITHDRAWING FROM THE PLAN

         21. May Participants withdraw all or a portion of their shares of Common Stock from the Plan?

         Yes. The plan is entirely voluntary and participants may withdraw at any time, by completing the account correspondence stub attached to the monthly statement, or by forwarding a written request to American Stock Transfer for a full or partial withdrawal. Withdrawing participants may request either that their shares of common stock be sold and the cash proceeds forwarded to them or request that certificates be issued to them.

         22. How do Participants withdraw all or a portion of their shares of Common Stock from the Plan?

         In order to withdraw from the plan, participants must notify American Stock Transfer in writing that they wish to withdraw. Written notice should be addressed to American Stock Transfer. Written notice may also be provided by completing the reverse side of the account correspondence stub of the monthly statement and returning it to American Stock Transfer.

         If a participant requests a partial withdrawal, he or she must specify that American Stock Transfer either sell the whole shares of common stock designated or issue a certificate for any number of whole shares of Common Stock credited to his or her plan account.

         If a participant requests a full withdrawal, he or she must specify that American Stock Transfer sell all of his or her shares of common stock or issue a certificate for any number of whole shares credited to his or her plan account.

         If a participant requests his or her shares of common stock to be sold, American Stock Transfer will place a market order to sell as soon as practicable after receipt of his or her request. The participant will receive the proceeds of the sale less any brokerage commission and any transfer tax. This will include cash proceeds for any fraction of a share of common stock.

         If a participant's request for withdrawal or sale of shares of common stock is received by American Stock Transfer prior to the fifth business day after the record date, the amount of the dividend which would otherwise have been invested on the next investment date will be paid in cash as soon as practicable to the withdrawing participant. If such request is received by American Stock Transfer on or after the fifth business day after the record date, then it will be processed as soon as practicable after the dividend payment date. Thereafter, all dividends will be paid in cash. Any eligible shareholder may elect to re-enroll in the plan at any time.

         23. What happens to fractions of shares of Common Stock when Participants withdraw from the Plan?

         When participants withdraw from the plan, cash payments representing any fractions of shares of common stock will be mailed directly to the participants. The cash payment price will be based on the current market price of the common stock less any brokerage commission and transfer tax on the date the withdrawal notice is received by American Stock Transfer. If that date is not a trading day, the next previous trading day will be substituted (see Questions 21 and 22).


                                OTHER INFORMATION

         24. What happens when Participants sell or transfer all of the shares of Common Stock registered in their names?

         If participants dispose of all shares of common stock registered in their names, we will, unless otherwise instructed by the participants, continue to reinvest the dividends on the shares of common stock credited to their plan accounts.

         25. What happens if PMC Capital issues a stock dividend, declares a stock split, or has a rights offering?

         Any shares of common stock distributed by us as a stock dividend on shares of common stock credited to participants' plan accounts, or on any split of their shares of common stock, will be credited to their plan accounts. In a rights offering, participants' entitlements will be based on their total holdings, including those credited to their plan accounts. Rights applicable to shares of common stock credited to their plan accounts, however, will be sold by American Stock Transfer. The proceeds will be credited to participants' plan accounts and applied to purchase shares of common stock on the next investment date.

         26. What happens if PMC Capital makes the right to purchase additional shares of Common Stock or other securities available to its shareholders?

         In the event that we make available to our shareholders (1) rights to purchase additional shares of common stock or (2) any securities of any other class, then the plan administrator will afford to participants the opportunity to exercise those rights or warrants accruing to the whole shares of common stock credited to the participants' plan accounts.

         27. How will Participant's shares of Common Stock be voted at meetings of shareholders?

         The Participants will receive proxy cards covering the total number of whole shares of common stock credited to the participants' plan accounts. The plan administrator will vote any whole shares of common stock that it holds for participants in accordance with the proxies returned by the participants to us. If a proxy card is returned properly signed, but without indicating instructions as to the manner shares are to be voted with respect to any item thereon, the shares of Common Stock covered will be voted in accordance with the recommendations of our management. If a proxy card is not returned, or it is returned unexecuted or improperly executed, the shares of common stock covered will not be voted unless the participant or the participant's duly appointed representative votes in person at the meeting. Participants will continue to receive separate proxy cards for any other whole shares of common stock registered in the participants' names.

         28. What are the responsibilities of the Plan Administrator under the Plan?

         The plan administrator shall not be liable under the plan for any act done in good faith, or for any good faith omission to act, including, without limitation, any claim of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation and (2) with respect to the prices at which shares of common stock are issued to participants' accounts. Participants should recognize that neither the plan administrator nor we can assure participants of profits, or protect participants against losses, on shares issued and/or held under the plan.

         29.      May the Plan be changed or discontinued?

         We reserve the right to modify, amend, suspend or terminate the plan at any time. Notice of any modification shall be furnished to participants at least fifteen (15) days prior to the dividend record date for which the amendment is effective. In that event, we, as plan administrator, will follow the procedures for termination set forth in Question 21.

         30.      Where should correspondence regarding the Plan be sent?

         Any notice, instruction, request or election which by any provision of the plan is required or permitted to be given or made by the participants to the plan administrator shall be in writing, signed by the participants and addressed to:

                  American Stock Transfer & Trust Company
                  Dividend Reinvestment
                  40 Wall Street, 46th Floor
                  New York, N.Y.   10005
                  Telephone No.: (800) 278-4353

or any other address as the plan administrator shall furnish to the participants, and any notice, instruction, request or election shall be deemed to have been sufficiently given or made when received by the plan administrator.

         Participants should note their account numbers on all such correspondence.

         31.      What is sufficient notice to Participants?

         Any notice or certificate which any provision of the plan requires the plan administrator to give to the participants shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participants at their address as it shall last appear on the plan administrator's records.

         32.      Can successor Plan Administrator(s) be named?

         We may, from time to time, designate a bank or trust company as successor plan administrator under the plan.

         33.      What law governs the Plan?

         The terms and conditions of the Plan and its operation are governed by the laws of the State of Florida.

                                 USE OF PROCEEDS

         The net proceeds from the sale of shares of common stock purchased from us from time to time will be used for general corporate purposes, which may include lending such proceeds in accordance with our underwriting criteria.

                             CERTAIN CONSIDERATIONS

         In addition to the other information contained in this prospectus, you should carefully consider the following information before making a decision to invest in the common stock.

CREDIT RISKS OF LOANS AND PORTFOLIO DIVERSIFICATION

         Our lending business is subject to various risks, including, but not limited to, the risk that borrowers will not satisfy their debt service obligations and the risk that the value of the collateral securing a liquidated loan is less than the principal amount of such loan. In addition, since our borrowers are small businesses with more limited financial resources than larger, more established companies, we may assume a greater risk of loss than might otherwise be the case if we had focused on lending to larger companies. We attempt to reduce our risk of loss by:

         o evaluating each borrower's creditworthiness and the value of the collateral securing each loan;

         o        limiting the maximum amount loaned to any single borrower;

         o taking security interests in assets, including real property, of the borrower and, in certain cases, parties related to the borrower; and

         o        obtaining personal guarantees.

         We have relatively high levels of loans to the lodging industry, approximately 61% of our total assets as of December 31, 1998. Pursuant to a change in the emphasis of our investment strategy, our investments in the lodging industry have increased while the percentage of our investments in the health care field have decreased. In consideration of our efforts to decrease our investments in the health care field, our fundamental policies allow us to concentrate only in the lodging industry. We will invest the proceeds of any sales of shares pursuant to the plan in a manner the ensures that it is in compliance with our current fundamental policies.

         In the event of a downturn in the lodging industry, the ability of those borrowers to satisfy their debt service obligations to us could be adversely affected. In addition, approximately 35% and 8% of our total assets as of December 31, 1998 consisted of loans to borrowers located in Texas and California, respectively. A significant economic downturn in either of these regions could adversely affect the value of collateral located in these regions.

RISKS OF LENDING TO SMALL BUSINESSES

         Our portfolio consists primarily of loans to small, privately owned companies. There is generally no public information available about these companies, and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. These borrowers may not meet net income, cash flow and other coverage tests typically imposed by bank lenders. A borrower's ability to repay its loan may be adversely impacted by numerous factors, including the downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. In addition, small businesses depend on the management talents and efforts of one person or a small group of people for their success. The loss of services of one or more of these persons could have a material adverse impact on the operations of the small business. Small companies are also more vulnerable to customer preferences, market conditions and economic downturns and often need substantial additional capital to expand or compete. These companies may also experience substantial changes in operating results and may have highly leveraged capital structures. These factors may have an impact on the ultimate recovery of our loan to these businesses. Loans to small businesses, therefore, involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative.


INTEREST RATE AND PREPAYMENT RISK

         As a result of the general downward trend in interest rates, we have experienced an increase in the number and the dollar amount of loans prepaid. On prepayments of fixed-rate loans, we received the immediate benefit of the prepayment charge; however, the proceeds from the prepayments were invested initially in temporary investments and have been reloaned or committed to be reloaned at lower rates. See "Management's Discussion and Analysis of Financial Condition and Results of Operations." The impact of the lower lending rates may be partially offset (based on then-current market conditions) by the reduced cost of our borrowings.

         Our net income is effected by the spread between the rate at which we borrows funds and the rate at which we loan these funds. PMC Capital, Western Financial and PMC Investment have originated both variable and fixed interest rate loans and the funds borrowed by these companies are typically long-term and at fixed interest rates. The variable-rate loans in the portfolios of PMC Capital, PMC Investment and Western Financial have been originated under our prime lending program. Substantially all of the variable-rate loans originated under our prime lending program were sold in the 1998 structured sale. As a result, the portfolios of PMC Capital, PMC Investment and Western Financial consist primarily of fixed-rate loans as of December 31, 1998. First Western originates variable-rate loans and has used both advances from PMC Capital and the structured sale of its portfolio (transactions completed in 1994 and 1997) to obtain funds necessary to originate loans. If the yield on loans originated by us with funds obtained from borrowings or the issuance of preferred stock fails to cover the cost of such funds, our cash flows will be reduced. During periods of changing interest rates, interest rate mismatches on loans not securitized could negatively impact our net income, dividend yield and the market price of the common stock. Generally, the fixed-rate loans that we originate have prepayment penalties. If interest rates decline, we may experience significant prepayments. These prepayments, as well as scheduled repayments, are likely to be reloaned or invested at lower rates, which may have an adverse effect on our ability to maintain dividend distributions at existing levels. First Western's loans (all variable interest rate) do not have prepayment penalties in accordance with SBA policy.

DEPENDENCE ON KEY PERSONNEL

         We are dependent upon the efforts and abilities of Lance B. Rosemore, our President and Chief Executive Officer, and Dr. Andrew S. Rosemore, our Executive Vice President and Chief Operating Officer. Although we believe that we have a capable management group, the loss or interruption of the services of these persons could have a material adverse effect on us. We have entered into employment agreements with Lance B. Rosemore and Dr. Andrew S. Rosemore, which agreements expire in June 2002.

         We have not purchased policies insuring the lives of Lance B. Rosemore or Dr. Andrew S. Rosemore. All of the executive officers are required to spend all of their business time on our business, including the management of PMC Advisers in connection with advisory services to be provided by PMC Advisers to affiliates of ours in the future. See "Remuneration of Directors and Officers" and "Management." See also "Certain Affiliated Transactions and Other Matters" for important information concerning the management of the Company.

AVAILABILITY OF FUNDS

         As a regulated investment company (RIC) we must distribute to our stockholders at least 90% of our net investment company taxable income to maintain our RIC status under the Internal Revenue Code. As a result, our earnings will not be available to fund loan originations. In order to maintain and increase the loan portfolio and assets under management, we have a continuing need for capital. We have historically met our capital needs through borrowings under our credit facility, structured sales/financing of our loan portfolio, SBA debenture issuances and the issuance of common stock and preferred stock. A reduction in the availability of these sources of funds could have a material adverse effect on our financial condition and operating results. We expect to continue to be able to obtain capital to fund loans through borrowings from financial institutions, the SBA and through the structured sale of our loans. An inability to obtain funds from these sources or from other sources could have a material adverse effect on our financial condition and operating results. In addition, as a business development company, we will be generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow funds.

ENVIRONMENTAL LIABILITIES

         We have acquired, and may in the future acquire, through foreclosure, properties that secured defaulted loans. While we perform extensive due diligence investigations into properties both prior to originating the loan collateralized by those properties and prior to foreclosing thereon, there is a risk that hazardous substances or wastes, contaminants, pollutants or sources thereof could be discovered on properties acquired by us or with respect to which we are deemed to be an owner or operator under applicable environmental laws. In that event, we could be required under applicable environmental laws to remove those substances and clean up the affected property at our sole cost and expense or to contribute to the cost of that remediation or clean up which could have a material adverse effect on us. In addition, we could be required to pay fines and/or penalties imposed by governmental agencies. We require environmental site assessments of commercial real estate securing loans we make as a condition to making those loans; however, there can be no assurance that such assessments would reveal any or all potential environmental liabilities.

COMPETITION

         Our primary competition comes from banks, financial institutions and other lending companies. Additionally, there are lending programs which have been established by investment banking firms and national franchisors in the lodging industry. Some of these competitors have greater financial and larger managerial resources than we do. Competition has increased as the financial strength of the banking and thrift industries improved. In our opinion, there has been an increasing amount of competition lending activity at advance rates and interest rates which are considerably more aggressive than ours. In order to maintain a quality portfolio, we will continue to adhere to our historical underwriting criteria, and as a result, we will not fund certain loan origination opportunities. In addition, to the extent that the investment opportunities reviewed by

PMC Advisers conform to the investment criteria of PMC Commercial Trust, and PMC Commercial Trust has funds available, those investments will be made by PMC Commercial Trust.

LEVERAGE

         We have borrowed funds and issued shares of preferred stock, and intend to borrow additional funds through advances on our revolving credit facility and through the issuance of notes payable or SBA debentures, if available. As a result, we are leveraged. The SBA and private lenders have fixed dollar claims on our assets superior to the claims of the holders of common stock. Any increase in the interest rate earned by us on investments in excess of the interest rate or dividend payable on the funds obtained from either borrowings or the issuance of preferred stock would cause our net income and earnings per share to increase more than they would without the leverage. Any decrease in the interest rate earned by us on investments would cause net income and earnings per share to decline by a greater amount than they would without the leverage. Leverage is thus generally considered a speculative investment technique. In order for us to repay indebtedness or meet our obligations in respect of any outstanding preferred stock on a timely basis, we may be required to dispose of assets at a time which we would not otherwise do so and at prices which may be below the net book value of such assets. Dispositions of assets may adversely impact our results of operations.

FLUCTUATIONS IN QUARTERLY RESULTS

         Our quarterly operating results will fluctuate based on a number of factors. These include, among others, the completion of a securitization transaction in a particular calendar quarter, the interest rates on the securities issued in connection with our securitization transactions, the volume of loans originated, the timing of prepayment of loans, changes in and the timing of the recognition of realized and unrealized gains or losses on investments, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

PORTFOLIO VALUATION

         There is typically no public market for the loans of the companies to which we make loans. In addition, our portfolio of loans is and will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of loans may adversely affect our ability to dispose of our loans and securities at times when it may be advantageous to liquidate those investments. As a result, the valuation of the loans in our portfolio is subject to the estimate of our board of directors. Unlike traditional lenders, we do not establish reserves for anticipated loan losses, but adjust quarterly the valuation of our portfolio to reflect the estimate of our board of directors as to the current realizable value of the loan portfolio. In the absence of a readily ascertainable market value, the estimated value of our portfolio of loans may differ significantly from the values that would be placed on the portfolio if a ready market for the loans existed. Any changes in estimated values are recorded in our statement of operations as "Net unrealized gains (losses) on investments."

LOSS OF PASS-THROUGH TAX TREATMENT

         We qualify as a RIC under the Internal Revenue Code. If we meet certain diversification and distribution requirements under the Internal Revenue Code, we qualify for pass-through tax treatment. We would cease to qualify for pass-through tax treatment if we were unable to comply with these requirements or if we ceased to qualify as a business development company under the 1940 Act. We are also subject to a 4% excise tax (and, in certain cases, corporate level income tax) if we fail to make distributions. If we fail to qualify as a RIC, we would become subject to federal income tax as if we were an ordinary corporation, which would result in a substantial reduction in our net assets and the amount of income available for distribution to our shareholders.

DECLINE IN NET ASSET VALUE

         If the net asset value of our assets were to decline, our ability to pay dividends on the common stock may be adversely effected. This inability to pay dividends could cause us to lose our status as a regulated investment company under the Internal Revenue Code. Additionally, any reduction in net asset value may require us to dispose of assets at a time at which it would not otherwise do so and at prices which may be below the net book value of the assets.

SHARES ELIGIBLE FOR FUTURE SALE

         As of August 31, 1999 our executive officers and directors owned an aggregate of 2,748,138 shares of common stock (approximately 23% of total shares of common stock outstanding at that time). In addition, other persons have purchased shares of common stock in reliance upon certain exemptions from registration under the federal securities laws. Sales of the shares of common stock owned by the management shareholders or other shareholders may not be made in a public distribution unless registered under the federal securities laws or sold pursuant to an exemption from registration. Sales of substantial amounts of common stock in the public market, and the possibility that such sales may be made, could adversely affect the prevailing market price of the common stock and could impair our ability to raise additional capital through the sale of our equity securities.

EFFECTS OF LEVERAGE

(1) For a schedule of the annual rate of interest or dividend payments on senior securities, see "Description of Capital Stock and Long-Term Debt--Long-Term Debt."

(2) The following table is included to assist the investor in understanding the effects of leverage. The figures appearing in the able are hypothetical and actual return may be greater or less than that reflected in table.

                              Leverage Effect Table

------------------------------------------------------------------------------------------------------------------------
Assumed return on              -15%         -10%          -5%           0%            5%          10%          15%
portfolio (net of expenses)
-------------------------------------------------------------------------------------------------------------------------
Corresponding return to        (42%)        (30%)        (19%)         (8%)           4%          15%          26%
common shareholder
------------------------------------------------------------------------------------------------------------------------

                          MARKET PRICE OF COMMON STOCK

         Our common stock is traded on the American Stock Exchange. The following table sets forth the high and low sales prices on the American Stock Exchange for the common stock for the periods indicated. On September 23, 1999 the closing price of the common stock on the American Stock Exchange was $8.50 per share and on June 30, 1999 the net asset value was $6.24 per share. The common stock has historically traded at a premium to net asset value.


                                                                                        1997
                                                          -------------------------------------------------------------------
                                                             1ST                2ND               3RD                 4TH
                                                           QUARTER            QUARTER            QUARTER             QUARTER
                                                          ----------         ----------         ---------          ----------
Market Price:
     High ........................................        $    14.50         $    14.88         $    15.50         $    15.25
     Low .........................................        $    13.38         $    12.50         $    13.75         $    14.00
Net Asset Value(1) ...............................        $     5.66         $     5.72         $     5.78         $     5.93
(Discount) or Premium to Net Asset Value(2) ......               136%               119%               138%               136%
Average weekly trading volume ....................            28,900             37,200             37,900             34,800


                                                                                   1998
                                                          -----------------------------------------------------
                                                             1ST           2ND           3RD            4TH
                                                           QUARTER       QUARTER       QUARTER        QUARTER
                                                          ----------    ---------     ----------    -----------
Market Price:
     High.............................................    $    15.00    $   14.38     $    13.75    $    11.00
     Low..............................................    $    13.75    $   13.56     $     9.00    $     8.00
Net Asset Value (1)...................................    $     6.05    $    6.07     $     6.04    $     6.06
(Discount) or Premium to Net Asset Value(2)...........           127%         123%            49%           32%
Average weekly trading volume.........................        46,100       32,400         61,801        54,000


                                                                      1999
                                                          -----------------------------
                                                             1ST                2ND
                                                           QUARTER            QUARTER
                                                          ----------         ----------
Market Price:
     High ........................................        $    10.12         $     8.69
     Low .........................................        $     8.31         $     7.75
Net Asset Value (1) ..............................        $     6.09         $     6.16
(Discount) or Premium to Net Asset Value(2) ......                36%                26%
Average weekly trading volume ....................            34,800             55,600

------------

(1) Average value during period, calculated based on average net assets during the period divided by the weighted average number of common shares outstanding. Securities for which market values are available are valued at market, all other assets are valued at fair value as determined by our board of directors. Our board of directors has determined that the fair value of our loans is the principal amount of the loan less any discounts, deferred fees, net of related costs and loan loss reserves.

(2) Calculated based on the low market price on the American Stock Exchange for the periods indicated.

SHARE REPURCHASES

         We are a closed-end investment company designed for long-term investment and you should not consider it to be trading vehicle. In connection with the plan and in recognition that our shares, which historically have traded at a premium to net asset value, might trade at a discount to net asset value or at any value that is less than the desired value as determined by our board of directors, our board of directors contemplates that we may from time to time repurchase our shares in the open market pursuant to Section 23(c)(1) of the Investment Company Act.

         We anticipate that the market price of our shares will remain at a premium to net asset value but may vary. The market price of our shares will be determined by, among other things, the relative demand for and supply of shares in the market, our investment performance, our dividends and yield and investor perception of our overall attractiveness. Although our board of directors believes that share repurchases generally have a favorable effect on the market price of our shares, it should be recognized that the acquisition of our shares in the open market will decrease total assets and consequently have the effect of increasing our expense ratio. Due to the nature of our investment objectives, policies and portfolio, under current market conditions we anticipate that repurchases generally should not have a material adverse effect on our investment performance; however, this may not always be the case.

                                    BUSINESS

GENERAL

         PMC Capital, together with its subsidiaries, is a diversified closed-end management investment company that operates as a business development company under the Investment Company Act of 1940. Our common stock is traded on the American Stock Exchange under the symbol "PMC." We have elected to be taxed as a regulated investment company and, as a result, distribute substantially all our taxable income as dividends to our shareholders, thereby incurring no Federal income tax liability on that income.

         We primarily engage in the business of originating loans to small businesses either directly or through three principal subsidiaries: First Western SBLC, Inc., PMC Investment Corporation and Western Financial Capital Corporation. We primarily originate loans to individuals and small business concerns in the lodging industry. We also target the medical, food service, service, retail and commercial real estate industries. We are a national lender that primarily lends to businesses in the Southwest and Southeast regions of the United States. A majority of our loans in the lodging industry are to owner-operated facilities generally operating under national franchises. We believe that franchise operations offer attractive lending opportunities because such businesses generally employ proven business concepts, have national reservation systems, have consistent product quality, are screened and monitored by franchisors and generally have a higher rate of success as compared to other independently operated businesses. During the years ended December 31, 1998 and 1997, we funded $66.4 million and $86.4 million in loans, respectively. The decrease of $20.0 million was primarily related to a decrease in lending by First Western of approximately $19 million. In addition, fundings by PMC Capital, PMC Investment and Western Financial were predominately through fixed-rate loan originations during 1998 as compared to a majority of variable-rate loan originations during 1997.

         In addition to our lending operations, we earn revenue through PMC Capital's investment advisor subsidiary, PMC Advisers, Ltd., which evaluates and services loans and other investment alternatives pursuant to fee arrangements with PMC Commercial Trust. PMC Commercial Trust is a real estate investment trust and an affiliate of ours. PMC Commercial Trust provides loans to persons or entities whose borrowing needs and/or strength and stability exceed the limitations set for SBA approved loan programs and invests in commercial real estate. As a result, PMC Commercial Trust generally pursues different prospective borrowers from us. In order to further mitigate the potential for conflicts of interest, PMC Commercial Trust, PMC Capital and PMC Advisers have entered into a loan origination agreement. Pursuant to the loan origination agreement, loans which meet PMC Commercial Trust's underwriting criteria are to be first presented to PMC Commercial Trust for funding. If PMC Commercial Trust does not have available funds, origination opportunities presented to PMC Commercial Trust may be originated by us.

         PMC Capital was incorporated in Florida under the name of Pro-Med Capital, Inc. in June 1983 and changed its name to "PMC Capital, Inc." in March 1991. First Western, PMC Investment and Western Financial are registered under the Investment Company Act as diversified closed-end management investment companies. Our principal executive offices are located at 18111 Preston Road, Suite 600, Dallas, Texas 75252.

         Earnings per share on a quarterly basis since 1989 were as follows:

                 1998       1997       1996       1995       1994       1993       1992       1991       1990       1989
               --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
1st Quarter    $   0.28   $   0.29   $   0.27   $   0.23   $   0.19   $   0.18   $   0.18   $   0.15   $   0.13   $   0.09

2nd Quarter        0.28       0.31       0.30       0.25       0.23       0.23       0.23       0.15       0.12       0.11

3rd Quarter        0.29       0.30       0.30       0.27       0.26       0.25       0.19       0.18       0.13       0.10

4th Quarter*       0.31       0.45       0.31       0.28       0.44       0.21       0.19       0.16       0.14       0.11
               --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

               $   1.16   $   1.35   $   1.18   $   1.03   $   1.12   $   0.87   $   0.79   $   0.64   $   0.52   $   0.41
               ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

* Includes $0.08 in 1998, $0.21 in 1997 and $0.24 in 1994 relating to structured sales of portions of the loan portfolio.

LENDING PROGRAMS

         FIRST WESTERN. First Western is a small business lending company (SBLC) that originates variable-rate loans which are partially guaranteed by the Small Business Administration pursuant to its section 7(a) program.

         At December 31, 1998 and 1997, First Western had outstanding loans receivable, net, in an aggregate amount of $8.9 million and $8.2 million, respectively. During December 1997, First Western completed a securitization and structured sale of $22.8 million of its unguaranteed SBA loan portfolio. This transaction was rated by Moody's Investors Service in two traunches with the majority (93%) rated "Aaa" and the subordinated piece (7%) rated "A1". During the years ended December 31, 1998 and 1997, First Western originated $10.6 million and $29.5 million, respectively, in loans and sold $10.0 million and $21.6 million, respectively, of the government guaranteed portion of its loans into the secondary market without recourse to us. At December 31, 1998 and 1997, First Western had loans receivable with aggregate balances of approximately $263,000 and $104,000 (2.9% and 1.2%, respectively, of First Western's outstanding loans receivable, net) greater than 60 days past due, respectively. Realized and unrealized gains (losses) on First Western's retained loans were a net $39,000 gain and a $111,000 loss during the years ended December 31, 1998 and 1997, respectively.

         The fees charged to the borrower by the SBA for the SBA's guaranty of a loan to the lender are based on the size of the originated loan and range from 2% to 3.875% of the guaranteed portion of the loan. These fees, which are passed directly to the borrower, have increased by up to 73% since 1996. First Western's decrease in loan origination volume during 1998 and 1997 results from these increased fees, an increase in competition from other SBA lenders and other alternative loan products. Due to the decrease in First Western's loan origination volume as well as declines in the market for premiums, the premiums recognized from the sale of the government guaranteed portion of SBA 7(a) program loans sold in the secondary market decreased from $1,942,000 during 1996 to $1,776,000 in 1997 and $776,000 in 1998.

         The difficulties in finding suitable lending opportunities due to higher fees and increased competition caused us to place less reliance during 1997 and 1998 on the SBA 7(a) program lending activities. Since we continue to derive a material portion of our revenues from the lending activities of First Western, future program and market changes may have an adverse effect on future periods of operations. The impact of our SBA 7(a) program lending activities on our earnings have been and will be affected by a number of factors including:

         o the timing and availability of portfolio for securitizations (see "Securitization and Structured Financing Programs");

         o        the volume of SBA 7(a) Program lending;

         o        the length of SBA 7(a) Program loans;

         o        the structure of sales to the secondary market;

         o        the interest rates charged and related terms;

         o        the quality of the SBA 7(a) Program portfolio;

         o        prepayment experience (see "Prepayment Considerations"); and

         o        legislative and/or regulatory changes.

Any other aspect of SBA programs under which we participate could be modified by legislation or agency policy changes. Presently, the SBA is considering amending the program which may enhance our ability to increase originations through the SBA 7(a) program. Some of these changes relate to a reduction in the fees charged to the borrower and an increase in the guaranty percentage of smaller loans. However, the SBA is also considering for the first time in many years the issuance of new licenses to non-bank lenders to permit their use of the SBA 7(a) program. We have established alternative lending strategies to address the above noted changes and would pursue additional strategies should the SBA programs under which any of our subsidiaries operates were to be eliminated or significantly curtailed. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         PMC INVESTMENT. PMC Investment is a licensed specialized small business investment company (SSBIC) under the Small Business Investment Act of 1958, as amended (SBIA). PMC Investment uses long-term funds provided by the SBA, together with its own capital, to provide long-term, collateralized loans to eligible small businesses owned by "disadvantaged" persons, as defined under the regulations of the SBA. As an SSBIC, PMC Investment is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures which are guaranteed by the SBA. For any debentures issued by PMC Investment prior to 1996, the interest rate has been reduced through an SBA subsidy by 3% during the first five years. Issuance of debentures is subject to SBA approval and availability. At December 31, 1998, PMC Investment had received a commitment from the SBA for issuance of up to $5 million of SBA debentures. See "Overview of SBA Regulations."

         At December 31, 1998 and 1997, PMC Investment had loans receivable, net, in an aggregate amount of $43.2 million and $48.9 million, respectively. During the years ended December 31, 1998 and 1997, PMC Investment originated $14.1 million and $24.1 million in loans, respectively. During the year ended December 31, 1998, PMC Investment transferred $14.5 million in loans to PMC Capital in conjunction with a structured sale of loans to the 1998 partnership. At December 31, 1998 and 1997, PMC Investment had loans receivable with aggregate balances greater than 60 days past due of approximately $713,000 and $873,000, respectively (1.7% and 1.8%, respectively, of PMC Investment's loans receivable, net). Realized and unrealized losses on PMC Investment's investments were $350,000 and $124,000 during the years ended December 31, 1998 and 1997, respectively.

         WESTERN FINANCIAL. Western Financial is a licensed small business investment company (SBIC) under the SBIA that provides loans to small business concerns and persons whether or not they qualify as "disadvantaged." As an SBIC, Western Financial is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures. Issuance of debentures is subject to SBA approval and availability. At December 31, 1998, Western Financial has received a commitment from the SBA for issuance of up to $6.5 million of SBA debentures. See "Overview of SBA Regulations."

         At December 31, 1998 and 1997, Western Financial had loans receivable, net, in an aggregate amount of $21.2 million and $21.9 million, respectively. During the years ended December 31, 1998 and 1997, Western Financial originated $12.0 million and $12.9 million in loans, respectively. During the year ended December 31, 1998, Western Financial transferred $7.8 million in loans to PMC Capital in conjunction with the structured sale of loans to the 1998 partnership. At December 31, 1998 and 1997, Western Financial had loans receivable with aggregate principal balances greater than 60 days past due of approximately $116,000 and $153,000, respectively (0.5% and 0.7%, respectively, of Western Financial's loans receivable, net). Realized and unrealized losses on Western Financial's investments were $8,000 and $7,000, respectively, during the years ended December 31, 1998 and 1997.

         PMC CAPITAL. PMC Capital originates both fixed-rate and variable-rate loans to borrowers on a non-SBA supported basis using criteria similar to that utilized by its three principal investment company subsidiaries whose loans are funded under the SBA programs. These loans are:

         o to borrowers who exceed the eligibility requirements of the SBA 7(a) Program or SBIC programs;

         o payable in monthly installments of principal and interest based upon four to 25 year amortization periods, with the balance due at maturity (typically four to 20 years);

         o        primarily collateralized by real estate;

         o        contain prepayment fee provisions; and

         o        generally guaranteed by the principals of the borrowers.

The funding for this lending program is limited to the extent of leverage available to PMC Capital.

         At December 31, 1998 and 1997, PMC Capital had loans receivable, net, in an aggregate amount of $43.4 million and $48.3 million, respectively. During the years ended December 31, 1998 and 1997, PMC Capital originated $29.7 million and $19.9 million in loans, respectively, and during the year ended December 31, 1998 contributed $43.4 million in loans to the 1998 partnership, including the $22.3 million in loans transferred from PMC Investment and Western Financial to PMC Capital in conjunction with the structured sale of loans. At December 31, 1998 and 1997, PMC Capital had a loan receivable with an aggregate balance greater than 60 days past due of approximately $464,000 and $461,000, respectively (1.0% and 1.0% of PMC Capital's loans receivable, net). PMC Capital had no realized or unrealized losses during the years ended December 31, 1998 and 1997.

         PRIME LENDING PROGRAM. Late in the fourth quarter of 1996, PMC Capital, PMC Investment and Western Financial, began marketing the prime lending program which is a variable rate lending program based on the prime rate. Our prime lending program is separate from First Western's SBA 7(a) program, which is our other variable rate lending program. Our prime lending program was designed to refinance existing real estate collateralized commercial loans with applicants who have proven timely payment histories and loan-to-value and debt coverage ratios within our underwriting criteria. Loans funded within our prime lending program have variable interest rates based on the prime rate. As of December 31, 1998, we had funded over $50 million in our prime lending program with a weighted average interest rate of approximately 1.3% above the prime rate. Substantially all of these loans were originated during the year ended December 31, 1997. During 1998, we reduced our marketing effort to originate new loans under the prime lending program until a securitization transaction of such loans was completed. Most of the loans originated under our prime lending program were sold as part of our structured sale of loans in 1998.

         B & I LOAN PROGRAM. Additionally, we were approved in March 1997 as a licensee under the Rural Economic Development Business and Industry Loan Program sponsored by the U.S. Department of Agriculture (B&I Loan Program). Under the B&I Loan Program, loans are to be originated in rural areas (generally areas with a population of less than 50,000) and are partially guaranteed by the U.S. Government. The U.S. Government guarantees repayment generally up to 80% of the principal amount of loans originated under the B&I Loan Program. We have not originated any B&I Loan Program loans to date. While we have approved several loans, none has been closed. We still intend to originate loans pursuant to the B&I Loan Program. We do not anticipate a substantial amount of loans to be originated pursuant to the B&I Loan Program during the year ended December 31, 1999.

NON INVESTMENT COMPANY SUBSIDIARIES

         PMC Capital is either directly or indirectly the sole shareholder or partner of several non-investment company subsidiaries. As of December 31, 1998, these were: PMC Advisers, Ltd. and its subsidiary, PMC Funding Corp. and its subsidiary; PMC Capital Limited Partnership, formed in 1996, and its related general partner and trust; and PMC Capital, L.P. 1998-1 and its related general partner.

         PMC ADVISERS. PMC Advisers, organized in July 1993, acts, either directly or through its subsidiary PMC Asset Management, Inc., as the investment manager for PMC Commercial Trust. PMC Advisers provides investment services to PMC Commercial Trust pursuant to investment management agreements entered into between PMC Capital, PMC Advisers and PMC Commercial Trust. As the investment manager for PMC Commercial Trust, PMC Advisers has earned $2,563,000, $1,622,000 and $1,562,000 in advisory fees during the years ended December 31, 1998, 1997 and 1996, respectively.

         LIMITED PARTNERSHIPS. On November 13, 1996, the 1996 partnership completed a structured financing through a private placement of approximately $40.7 million of its Loan-Backed Fixed Rate Notes, Series 1996-A. The 1996 notes were issued at par and have a stated maturity in 2011. These notes were issued with an interest rate of 6.725% per annum and were originally collateralized by approximately $45.7 million of loans contributed by PMC Capital to the 1996 partnership. The net book value of those loans after deferred commitment fees, discounts and accrued interest receivable on the date of transfer was approximately $45.5 million. The 1996 notes were given a rating of "Aa2" by Moody's Investors Service. The terms of the 1996 notes provide that the partners of the 1996 partnership are not liable for any payments on the 1996 notes. Accordingly, if the 1996 partnership fails to pay the 1996 notes, the sole recourse of the holders of the 1996 notes is against the assets of the 1996 partnership. We, therefore, have no obligation to pay the 1996 notes, nor do the holders of the 1996 notes have any recourse against our assets. The net proceeds from the issuance of the 1996 notes (approximately $37.5 million prior to payment of issuance costs of approximately $396,000 and after the funding of a $2.04 million reserve fund held by the trustee as collateral) were distributed to PMC Capital. PMC Capital is the servicer for all loans held by the 1996 partnership.

         On November 24, 1998, the 1998 partnership completed a structured sale through a private placement of approximately $39.6 million of its 1998 Loan-Backed Adjustable Rate Notes - Class A. The 1998 class A notes were issued at par and have a stated maturity in 2021. These notes were issued with an interest rate of the prime rate less 1%, adjusted on a quarterly basis and were originally collateralized by approximately $43 million of loans contributed by PMC Capital to the 1998 partnership. The 1998 class A notes were given a rating of "Aaa" by Moody's Investors Service. The terms of the 1998 class A notes provide that the partners of the 1998 partnership are not liable for any payments on the 1998 class A notes. Accordingly, if the 1998 partnership fails to pay the 1998 class A notes, the sole recourse of the holders of the 1998 class A notes is against the assets of the 1998 partnership. We, therefore, have no obligation to pay the 1998 class A notes, nor do the holders of the 1998 class A notes have any recourse against our assets. The net proceeds from the issuance of the 1998 class A notes (approximately $39.8 million prior to payment of issuance costs of approximately $500,000 and the funding of approximately $2.6 million for a reserve fund held by the trustee as collateral) were distributed to PMC Capital. In addition, approximately $2.2 million of the 1998 partnership's Loan-Backed Adjustable Rate Notes Class B were purchased by PMC Capital in the 1998 private placement. The 1998 class B notes were issued at par, have a stated maturity in 2021 and bear interest at the prime rate less 0.9% adjusted on a quarterly basis. The 1998 class B notes were given a rating of "A1" by Moody's Investors Service. PMC Capital is the servicer for all loans held by the 1998 partnership.

         PMC FUNDING. PMC Funding is a Florida corporation that holds assets on behalf of the Company. PMC Capital is the sole shareholder of PMC Funding. Operations from PMC Funding consisted of income generated from the operation of properties held and charter revenue derived from use by third parties of PMC Funding's airplane. PMC Funding discontinued the use of its airplane for charter during 1997 and sold the airplane during February 1999.

ELECTION TO BE A BUSINESS DEVELOPMENT COMPANY

         In 1994, PMC Capital elected to become a business development company
(BDC) rather than a registered investment company under the Investment Company Act. Business development companies must register their shares under the Securities Exchange Act of 1934, as amended, and are subject to the Exchange Act's periodic reporting requirements rather than the Investment Company Act's reporting requirements. Companies having securities registered under the Exchange Act, such as PMC Capital, must file quarterly rather than semi-annual financial reports. Business development companies have greater operating flexibility relating to capital structure, portfolio diversification, transactions with downstream affiliates, executive stock options and the frequency which they may make distributions from capital gains than is available to registered investment companies.



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


FUNDAMENTAL AND OTHER POLICIES

         PMC Capital and each of its investment company subsidiaries have designated certain investment policies as "fundamental policies," which may only be changed with the approval of the holders of common stock as described below.

         The following investment policies of PMC Capital and its investment company subsidiaries are fundamental policies and may not be changed without the approval of the lesser of (i) more than 50% of our outstanding voting securities, or (ii) 67% or more of our voting securities present at a meeting of security holders at which a quorum is present. All other investment policies of PMC Capital may be changed by our board of directors at any time.

         1. We will not purchase or sell commodities or commodity contracts.

         2. We will not engage in short sales, purchase securities on margin or trade in contracts commonly called puts or calls or in combinations thereof, except that we may acquire warrants, options or other rights to subscribe to or sell securities in furtherance of our investment objectives.

         3. We will not underwrite securities of other issuers, except that we may acquire portfolio securities under circumstances where, if sold, we might be deemed an underwriter for purposes of the Securities Act of 1933. We may purchase "restricted securities" as to which there are substantial restrictions on resale under the Securities Act of 1933.

         4. We will not purchase any securities of a company if any of our directors or officers owns more than 0.5% of that company and those persons owning more than 0.5% together own 5% or more of the shares of that company.

         5. We may issue senior securities in the form of debentures, reverse repurchase agreements and preferred stock and may borrow monies from banks and other lenders, all on an unsecured basis. The Investment Company Act only permits us to issue one class of senior debt securities and one class of senior equity securities.

         6. We will not invest more than 25% of our total assets in any one industry except in the lodging industry which may constitute 100% of our portfolio. We will invest at least 25% of our total assets in the lodging industry.

         7. We may invest in real estate development companies, may make real estate acquisition loans and real estate improvement loans and further may make other loans secured by real estate.

         8. We may make loans and purchase debt securities in furtherance of our investment objectives. We will not make loans to our officers, directors or other affiliated persons.

         9. PMC Investment will perform the functions and conduct the activities contemplated under the SBIA, and will provide assistance solely to small business concerns which will contribute to a well-balanced national economy by facilitating ownership of such concerns by persons whose participation in the free enterprise system is hampered because of social or economic disadvantages. These fundamental policies of PMC Investment may not be changed without the prior written consent of the SBA.

         As stated above, we have a fundamental policy regarding investment in the lodging industry. At December 31, 1998 and 1997, loans to businesses in the lodging industry comprised 61% and 59% of our total assets, respectively.

         There can be no assurance that we will continue to experience the positive results we have historically achieved from lending to the lodging industry or that market conditions will enable us to maintain or increase our level of loan concentration in this industry. Any economic factors that negatively impact this industry could have a material adverse effect on our business. Additionally, at December 31, 1998, loans to businesses located in Texas and California comprised approximately 35% and 8% of our outstanding loan portfolio, respectively. A decline in economic conditions in any of these states may adversely affect us.

COMPETITION

         Our primary competition comes from banks, financial institutions and other lending companies. Additionally, there are lending programs which have been established by national franchisors in the lodging industry and national investment banking firms. Some of these competitors have greater financial and larger managerial resources than we do. Competition has increased as the financial strength of the banking and thrift industries improved. In our opinion, there has been an increasing amount of competitive lending activity at advance rates and interest rates which are considerably more aggressive than those offered by us. In order to maintain a quality portfolio, we will continue to adhere to our historical underwriting criteria, and as a result, we will not fund certain loan origination opportunities. We believe that we compete effectively with those entities on the basis of the lending programs offered, the interest rates, maturities and payment schedules, the quality of our service, our reputation as a lender, the timely credit analysis and decision making processes, and the renewal options available to borrowers. In addition, to the extent the investment opportunities reviewed by PMC Advisers conform to the investment criteria of PMC Commercial Trust, and PMC Commercial Trust has funds available to make these investments, such investments will be made by PMC Commercial Trust.

SECURITIZATION AND STRUCTURED FINANCING PROGRAMS

         We have relied upon our ability to use portions of our loan portfolio in the asset-backed securities market to generate cash proceeds for funding additional loans. Further, gains on sales generated by our "securitizations" represent a material portion of our revenues in the periods during which the securitizations are completed. These gains may cause timing differences between net income in accordance with generally accepted accounting principles and investment company taxable income. See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Dividends." Any delay in the sale of receivables beyond a quarter-end or year-end would eliminate the gain on sale in the given quarter or year and adversely affect our reported earnings for such quarter or year. Any adverse changes or delays could have a material adverse effect on our financial position, liquidity and results of operations. Accordingly, adverse changes in our "asset-backed securities program" or in the asset-backed securities market for the type of product generated by us could adversely affect our ability to originate and securitize loans on a timely basis and upon terms favorable to us. During the latter half of 1998, the liquidity of the asset-backed securities market was significantly impacted by several factors. Several publications identified the ongoing global financial crisis in overseas currencies coupled with the potential for a recession in the United States as a cause for investors in the type of asset-backed securities placed by us to widen the "spreads" they require to receive in order to purchase asset-backed securities. Accordingly, the 1998 private placement was completed under less than ideal market conditions and the interest rate payable on the 1998 notes was negatively impacted by market conditions. As a result, we recognized less profit on the transfer of the loans in November 1998 to the 1998 partnership than would have been attainable in previous quarters.

         We retain a substantial portion of the default and prepayment risk associated with the loan portfolio that we sell pursuant to our asset-backed securities program. A large component of the gain recognized on these sales and the corresponding asset recorded on our balance sheet is an interest-only strip receivable, the value of which is based on the present value of estimated future excess cash flows which will be received by us from the securitized loans. Accordingly, the value of the interest-only strip receivable is calculated on the basis of our assumptions concerning, among other things, defaults and prepayments. Actual defaults and prepayments may vary from our assumptions, possibly to a material degree.

         Greater than anticipated prepayments of principal will decrease the fair value attributed to the interest-only strip receivable. Fewer than anticipated prepayments of principal will increase the fair value attributed to the interest-only strip receivable. The effect on our yield due to principal prepayments on the underlying securitized loans occurring at a rate that is faster (or slower) than the rate anticipated by us in the period immediately following the completion of the securitization will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average lives of the underlying securitized loans will also be affected by the amount and timing of delinquencies and defaults on the underlying securitized loans and the recoveries, if any, on defaulted underlying securitized loans. In addition, we are required to deposit substantial amounts of the cash flows generated by its interests in our sponsored securitizations into spread accounts which are pledged to the security holders.

         We regularly measure our default, prepayment and other assumptions against the actual performance of securitized receivables including the guaranteed portion of loans sold. If we were to determine, as a result of our regular review or otherwise, that we underestimated (or overestimated) defaults and/or prepayments, or that any other material assumptions were inaccurate, we would be required to adjust the carrying value of our interest-only strip receivable by making a charge to income and adjusting the carrying value of the interest-only strip receivable on our balance sheet. An impairment of the interest-only strip receivable, i.e., reduction of estimated future cash flows and the corresponding decreases in earnings and cash flow could affect our ability to service debt and effect future securitizations and other financings. During 1997, as a result of increased prepayment speeds, we recorded an unrealized loss of $300,000 on our interest-only strip receivables. During 1998, the continued high rate of prepayment speeds was more than offset by better than anticipated loss rates on the portfolios. As a result, during the year ended December 31, 1998 we recorded a net unrealized gain and corresponding reduction in the valuation allowance of $120,000 on the interest-only strip receivables. The net unrealized losses related to the interest-only strip receivables on our balance sheet were $180,000 and $300,000 at December 31, 1998 and 1997, respectively.

Although we believe that we have made reasonable assumptions as to the future cash flows of the various pools of loans that have been sold in securitization transactions, actual rates of default or prepayment may differ from those assumed and other assumptions may be required to be revised upon future events. Generally, the form of credit enhancement agreement entered into in connection with securitization transactions contains specified limits on the delinquency, default and loss rates on the receivables included in each issuing entity. If, at any measurement date, the delinquency, default or loss rate with respect to any trust were to exceed the specified limits, provisions of the credit enhancement agreement would automatically increase the level of credit enhancement requirements for that trust. During the period in which the specified delinquency, default or loss rate was exceeded, excess cash flow, if any, from the trust would be used to fund the increased credit enhancement levels instead of being distributed to us, which would have an adverse effect on our cash flow.

EMPLOYEES

         At December 31, 1998, we had 53 employees. We believe our relationship with our employees is good.

OVERVIEW OF SBA REGULATIONS

         The lending operations of First Western, PMC Investment and Western Financial are regulated by the SBA, which establishes, among other things, maximum interest rates that borrowers may be charged (which currently for PMC Investment and Western Financial may not exceed the greater of 19% per annum or 11% above our cost of funds from the SBA) and minimum and maximum maturities for our loans (which generally range from 4 to 25 years). Borrowers must satisfy certain criteria established by the SBA to qualify for loans originated by us under SBA sponsored programs, including limitations on the net worth and net income of potential borrowers or alternative criteria that focus upon the number of employees of the borrower and its gross revenues. In addition, the SBA generally limits the aggregate amount of guaranties that can be provided to any single borrower and restricts the use to which the loan proceeds can be employed by the borrower.

         Several increased costs were put into effect for new SBA debentures in 1996. A flat 3% "draw-down" fee replaced the 2% commitment fee and interest rates charged on newly issued SBA debentures increased by a 100 basis point fee. Pursuant to conversations with representatives of the SBA, the interest rates charged on SBA debentures issued to SBICs in March 1999 were approximately 110 basis points over the 10 year Treasury Note. As adjusted for fees, the rates on the SBA debentures issued in March 1999 were approximately 210 basis points over the 10 year Treasury Note. Additionally, the availability of 3% subsidized debentures and the right of the SBA to purchase preferred stock of an SSBIC was repealed. These changes have no effect on previously issued debentures or preferred stock of SSBICs, including PMC Investment.

         While the eligibility requirements of the SBA 7(a) program vary by the industry of the borrower and other factors, the general eligibility requirements are that:

         o gross sales of the borrower cannot exceed $5.0 million (other than with respect to certain industries where eligibility is determined based on a number of employees);

         o liquid assets or real estate equity of the borrower (and certain affiliates) cannot exceed certain limits; and

         o the maximum aggregate SBA loan guarantees to a borrower cannot exceed $750,000. SBA 7(a) program lenders are required to pay a fee of between 40 basis points and 50 basis points per annum on the outstanding principal balance of any loans sold in the secondary market depending upon when the loan was sold. At present, a 50 basis point fee is in effect for loans originated after October 1995.

PROPERTIES

         Our headquarters are located at 18111 Preston Road, Suite 600, Dallas, Texas 75252. We lease approximately 13,000 square foot facility pursuant to a five year lease which commenced in December 1998. In addition, at December 31, 1998, we also leased office space in Phoenix, Arizona and Atlanta, Georgia. The aggregate annual lease payments for the year ended December 31, 1998 were approximately $244,000.

LEGAL PROCEEDINGS

         We are involved from time to time in routine litigation incidental to our business. We do not believe that the current proceedings will have a material adverse effect on our results of operations or financial condition.


                               TAX CONSIDERATIONS

         THE FOLLOWING DISCUSSION IS A GENERAL SUMMARY OF THE MATERIAL FEDERAL TAX CONSIDERATIONS APPLICABLE TO US AND TO AN INVESTMENT IN THE COMMON STOCK AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF THE TAX CONSIDERATIONS APPLICABLE TO SUCH AN INVESTMENT. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSIDERATIONS WHICH PERTAIN TO THEIR PURCHASE OF THE COMMON STOCK. THIS SUMMARY DOES NOT DISCUSS ALL ASPECTS OF FEDERAL INCOME TAXATION RELEVANT TO HOLDERS OF THE COMMON STOCK IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES, OR TO CERTAIN TYPES OF HOLDERS SUBJECT TO SPECIAL TREATMENT UNDER FEDERAL INCOME TAX LAWS, INCLUDING FOREIGN TAXPAYERS. THIS SUMMARY DOES NOT DISCUSS ANY ASPECTS OF FOREIGN, STATE OR LOCAL TAX LAWS.

GENERAL

         PMC Capital and each of its subsidiaries (with the exception of PMC Funding and PMC Advisers) have qualified as "regulated investment companies" under the Internal Revenue Code. To be so treated, we must:

         o be registered under the Investment Company Act at all times during the taxable year;

         o derive at least 90% of our gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or certain other passive income; and

         o diversify holdings to meet certain requirements set forth in the Internal Revenue Code.

We have treated, and intend to continue to treat, all amounts received on the sale of loans in excess of a normal servicing fee, as qualifying income for purposes of meeting the tests.

         We intend to make timely distributions of our investment company taxable income, net capital gains and capital gain net income so that we will not be subject to Federal income or excise taxes. For Federal income and excise tax purposes, dividends declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month are deemed to have been received by each shareholder, and to have been paid by us, on December 31 of such calendar year, provided that such dividend is actually paid during January of the following year.

DISTRIBUTIONS

         Distributions to shareholders of our dividend and interest income and of any net short-term capital gain in any year will generally be taxable as dividend income to shareholders to the extent of our earnings and profits. Distributions which constitute dividends for Federal income tax purposes will not generally be eligible for the dividends-received deduction for corporations. To the extent that distributions to a United States shareholder in any year exceed our earnings and profits, they will be treated as a nontaxable return of capital and will reduce the United States shareholder's basis in his or her shares. The amount of distributions, if any, in excess of the shareholder's basis in his or her shares, will be treated as a gain from the sale of shares, as discussed below. Distributions of our net capital gains (which will be designated as capital gain dividends by us) will be taxable to United States shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares.

SALES

         A shareholder may recognize taxable gain or loss if the holder sells our shares. Any gain or loss arising from those sales will generally be capital gain or loss and will be long-term capital gain or loss if such shareholder has held the shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder.

REPORTING AND BACK-UP WITHHOLDING

         We will inform you each year of the amount and nature of any income or gain distributed to you. Certain of you may be subject to a 31% Federal back-up withholding tax on distributions if you fail to provide us with your correct taxpayer identification number and certification that you are not subject to backup withholding.

                                   MANAGEMENT

         PMC Capital has no formal advisory board but is advised by our executive officers under the direction of our board of directors. PMC Capital's loan committee, comprised primarily of senior management, including Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore, Ms. Mary J. Brownmiller and Mr. Jan F. Salit, is primarily responsible for the day-to-day management of our loan portfolio. Our board of directors is divided into three classes with staggered three year terms.

No more than one class of directors is elected at any annual meeting. All officers and directors hold office until their respective successors are elected and qualified or until their earlier resignation or removal.

         The audit committee of our board of directors is currently comprised of Mr. Thomas Hamill and Mr. Barry A. Imber. The principal functions of the audit committee are to oversee the financial reporting policies, accounting issues, portfolio valuation and our entire audit function. The audit committee reports their activities to our board of directors. There are no compensation or nomination committees; however, our board of directors as a whole performs these functions. We have appointed an Independent Directors Committee consisting of Dr. Irvin Borish, Mr. Robert Diamond, Mr. Hamill and Mr. Imber, each of whom is otherwise unaffiliated with the Company. The Independent Directors Committee, which held two meetings during 1998, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

         The following table set forth certain information about the executive officers and directors.

                                                                  POSITIONS AND
                    NAME AND ADDRESS(1)                      OFFICES WITH THE COMPANY
                    -------------------                      ------------------------
              Dr. Fredric M. Rosemore(2)              Chairman of the Board and Treasurer
              Mr. Lance B. Rosemore(2)                President, Chief Executive Officer,
                                                           Secretary, and Director
              Dr. Andrew S. Rosemore(2)               Executive Vice President and
                                                           Chief Operating Officer
              Mr. Jan F. Salit                        Executive Vice President, Chief Investment
                                                      Officer and Assistant Secretary
              Mr. Barry N. Berlin                     Chief Financial Officer
              Ms. Cheryl T. Murray                    General Counsel
              Ms. Mary J. Brownmiller                 Senior Vice President
              Dr. Irvin M. Borish                     Director
              Mr. Robert Diamond                      Director
              Dr. Martha R. Greenberg(2)              Director
              Mr. Thomas Hamill                       Director
              Mr. Barry A. Imber                      Director

---------------------

(1) The address for each of these persons is c/o PMC Capital, Inc., 18111 Preston Road, Suite 600, Dallas, Texas 75252.

(2) Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons, and Dr. Martha R. Greenberg is the daughter, of Dr. Fredric M. Rosemore. Dr. Fredric M. Rosemore and Dr. Andrew S. Rosemore each own in excess of 5% of our shares. Consequently, all these family members are "interested persons" as defined under the Investment Company Act.

Information concerning the executive officers and directors of the Company is as follows:

         DR. FREDRIC M. ROSEMORE--Dr. Rosemore, 75, has been the Chairman of the Board and Treasurer of PMC Capital since 1983. From 1990 to 1992, Dr. Rosemore was Vice President of PMC Capital and from 1979 to 1990, Dr. Rosemore was the President of PMC Capital. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry.
He has been a director of PMC Capital since 1983.

         MR. LANCE B. ROSEMORE--Mr. Rosemore, 50, has been Chief Executive Officer of PMC Capital since May 1992, President of PMC Capital since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of PMC Capital. Previously, Mr. Rosemore owned his own consumer finance company and was employed by C.I.T. Financial and United Carolina Bank Shares. He has been a director of PMC Capital since 1983.

         DR. ANDREW S. ROSEMORE--Dr. Rosemore, 52, has been Chief Operating Officer of PMC Capital since May 1992 and Executive Vice President of PMC Capital since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of PMC Capital. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Dr. Rosemore has been a licensed physician in Alabama since 1972. He was a director of PMC Capital from 1988 to August 1999.

         MR. JAN F. SALIT--Mr. Salit, 49, has been Executive Vice President of PMC Capital since May 1993 and Chief Investment Officer and Assistant Secretary of PMC Capital since March 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BARRY N. BERLIN--Mr. Berlin, 39, has been Chief Financial Officer of PMC Capital since November of 1992. From August 1986 to November 1992, he was an audit manager with Imber and Company Certified Public Accountants. Imber and Company served as PMC Capital's independent accountants from March 1988 until September 1992. Mr. Berlin is a Certified Public Accountant.

         MS. MARY J. BROWNMILLER--Ms. Brownmiller, 44, has been Senior Vice President of PMC Capital since 1992, and was Vice President of PMC Capital from November 1989 to 1992. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., an SBA lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a Certified Public Accountant.

         MS. CHERYL T. MURRAY--Ms. Murray, 32, has been General Counsel of PMC Capital since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

         DR. IRVIN M. BORISH--Dr. Borish, 86, served as Benedict (Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty years. He is the author of the major text in his field and holds five patents in contact lenses. He has been a director of PMC Capital since 1989.

         DR. MARTHA R. GREENBERG--Dr. Greenberg, 48, has practiced optometry for 22 years in Russellville, Alabama and currently serves on the Board of Trustees of Southern College of Optometry. She has been a director of PMC Capital since 1984.

         MR. THOMAS HAMILL--Mr. Hamill, 45, is vice president of Jardine Sayer & Company, Inc., the U.S. reinsurance intermediary subsidiary of Jardine Lloyd Thompson plc. From 1989 through 1996, Mr. Hamill was president of Caliban Holdings Ltd. ("PMC Capital") and its subsidiaries, including Belvedere Insurance Co., Ltd. From September 1986 to December 1989, Mr. Hamill was vice president of Belvedere Corporation. Mr. Hamill is a non-executive director and Chairman of the Board of Caliban, Belvedere Insurance and Midlands Management Corporation. Mr. Hamill has been a director of PMC Capital since 1992.

         MR. BARRY A. IMBER--Mr. Imber, 52, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for PMC Capital and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber has been a director of PMC Capital since March 1995.

         MR. ROBERT DIAMOND--Mr. Diamond, 68, has been an attorney for 42 years. He is currently of counsel to the law firm of Diamond & Diamond, P.A., Millburn, New Jersey. He served as a director of PMC Capital from 1982 to 1992 and rejoined our board of directors in January 1994. He served as a member of the Board of Directors of Allstate Financial Corporation from 1991 to 1993. He has managed personal investments since 1991.

                     REMUNERATION OF OFFICERS AND DIRECTORS

         Our board of directors had four regular (including video conferences) meetings and conducted no special meetings during 1998. Non-employee directors were compensated $500 per meeting for each meeting they attended. We pay for the travel expenses incurred by directors in connection with such meetings.

         The following table sets forth the aggregate amount of compensation paid by PMC Capital during 1998 to each of our three highest compensated officers and to all our executive officers and directors as a group during fiscal year 1998.

                           SUMMARY COMPENSATION TABLE


                                                                                                               Total
                                                                    Profit Sharing         Total Profit      Compensation
                           Capacities in Which                         Contribution      Sharing Benefits        Paid
                              Remuneration         Aggregate          Accrued During          Accrued         by Company
  Name of Person                Received       Compensation (1)    Last Fiscal Year (2)       to Date        to Directors
  --------------                --------       ----------------    --------------------       -------        ------------
Dr. Fredric M. Rosemore    Chairman of Board        $ 87,500            $ 9,068              $205,413
Mr. Lance B. Rosemore      President, Chief          379,410             19,670               222,853
                           Executive Officer
Dr. Andrew S. Rosemore     Executive Vice            357,515             19,670               187,594
                           President, Chief
                           Operating Officer
Mr. Jan F. Salit           Executive Vice            197,272             19,670                73,077
                           President, Chief
                           Investment Officer
Dr. Irvin M. Borish        Director                                                                             $ 1,500
Mr. Thomas Hamill          Director                                                                               2,000
Mr. Barry A. Imber         Director                                                                               2,500
Dr. Martha R. Greenberg    Director                                                                               2,000
Mr. Robert Diamond         Director                                                                               1,500

-------------------

(1) We have determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of that person's annual salary and bonus reported in the table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $650,000 ($50,000 multiplied by 13, the number of executive officers and directors). Accordingly, none of those perquisites and other personal benefits is included in the above table.

(2) The participants in our profit sharing plan consist of all employees who are at least 20-1/2 years old, have been employed by us for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during that fiscal year. The profit sharing plan is intended to qualify under Section 401(a) of the Internal Revenue Code. A required distribution of $28,699 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the plan during 1998 for the benefit of Mr. Lance B. Rosemore or Dr. Andrew
         S. Rosemore. Mr. Lance B. Rosemore and Dr. Fredric M.
         Rosemore are co-administrators of the plan.

(3) Our 1997 Director Stock Option Plan automatically grants options to purchase 2,000 shares to each non-employee director on the first June 1st following the effective date of the director plan and to each newly elected non-employee director on the first June 1st following his or her election to our board of directors. Additional options to purchase 1,000 shares each June 1st thereafter shall be granted to each non-employee director so long as that non-employee director is a director on such date. The options granted under the director plan become exercisable one year after date of grant and expire if not exercised on the earlier of (1) thirty (30) days after the option holder no longer holds office as a director for any reason and (2) within five (5) years after the date of grant. In 1998 and 1999, each non-employee director was granted an option to acquire 1,000 shares on each of June 1, 1998 and June 1, 1999 at an exercise price of $14.125 and $7.8125 per share, respectively.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of our executive officers under our 1997 Employee Share Option Plan in the fiscal year ended December 31, 1998.

                                                                                                 Potential Realizable
                                Number of                                                          Value at Assumed
                               Securities        % of Total Options    Exercise      Final      Annual Rates of Share
                           Underlying Options   Granted to Employees     Price      Exercise    Price Appreciation for
          Name                 Granted (#)         In Fiscal Year      ($/Share)      Date           Option Term
          ----                 -----------         --------------      ---------      ----           -----------
                                                                                                   (5%)        (10%)
                                                                                                   ---         ----
Fredric M. Rosemore               5,000                 9.8%            14.0625     6/11/03      $19,426      $42,926

Lance B. Rosemore                 5,000                 9.8%            14.0625     6/11/03        19,426      42,926

Andrew S. Rosemore                5,000                 9.8%            14.0625     6/11/03        19,426      42,926

Jan F. Salit                      4,500                 8.8%            14.0625     6/11/03        17,483      38,634

Barry N. Berlin                   4,500                 8.8%            14.0625     6/11/03        17,483      38,634

Mary J. Brownmiller               3,000                 5.9%            14.0625     6/11/03        11,656      25,756

Cheryl T. Murray                  3,000                 5.9%            14.0625     6/11/03        11,656      25,756


OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of our executive officers, information regarding exercise of stock options during the fiscal year ended December 31, 1998 and the value of unexercised stock options as of December 31, 1998. The closing price for the common stock, as reported by the American Stock Exchange, on December 31, 1998 (the last trading day of the fiscal year) was $8.5625.


                                                            Number of Securities
                                 Shares                    Underlying Unexercised        Value of Unexercised In-
                                Acquired                         Options at                the-Money Options at
                                   on         Value           December 31, 1998             December 31, 1998
                                Exercise    Realized     (exercisable/unexercisable)   (exercisable/unexercisable)
       Name                       (#)          ($)                 (#)                             ($)
   -------------                --------    --------     ---------------------------   ---------------------------
Fredric M. Rosemore                -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)
Lance B. Rosemore                  -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)
Andrew S. Rosemore                 -            -                 6,985(e)/                       - (e)/
                                                                  5,000(u)                        - (u)
Jan F. Salit                       -            -                 6,500(e)/                       - (e)/
                                                                  4,500(u)                        - (u)
Barry N. Berlin                    -            -                 6,500(e)/                       - (e)/
                                                                  4,500(u)                        - (u)
Mary J. Brownmiller                -            -                 4,000(e)/                       - (e)/
                                                                  3,000(u)                        - (u)
Cheryl T. Murray                   -            -                 4,000(e)/                       - (e)/
                                                                  3,000(u)                        - (u)

(u)      Options are not exercisable within 60 days of the date hereof.
(e)      Options are exercisable within 60 days of the date hereof.

EMPLOYMENT AGREEMENTS

         PMC Capital entered into employment agreements with Dr. Fredric M. Rosemore, Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore, Mr. Jan F. Salit, Mr. Barry N. Berlin, Ms. Mary J. Brownmiller and Ms. Cheryl T. Murray. Each of these employment agreements provides for at least annual reviews by our board of directors of the salaries contained therein, with a mandatory minimum increase based on percentage increases to the cost of living index. In addition, our board of directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on our performance. Each of the employment agreements also provides that if we substantially modify the duties or working conditions of the executive, the executive could resign and be entitled to be paid by us an amount equal to 2.99 times the annualized compensation paid to the executive as of June 30, 1998.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         On August 31, 1999, we had outstanding 11,829,116 shares of common stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of common stock by all persons who are known by us to be the beneficial owners of more than 5% of the common stock, our directors, our executive officers and by all our executive officers and directors as a group.

      Names and Addresses                        Amount and Nature of                   Percent of
      of Beneficial Owners                        Beneficial Ownership                   Ownership
      --------------------                       ---------------------                  ----------
Dr. Irvin M. Borish (1)                                  143,000                           1.2%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Robert Diamond (2)                                   351,635                           3.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Martha R. Greenberg *(3)                             572,321                           4.8%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Thomas Hamill (4)                                      9,000                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry A. Imber (5)                                     4,100                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Andrew S. Rosemore *(6)                              775,102                           6.6%
      18111 Preston Road, Suite 600
      Dallas, Texas  75252

Dr. Fredric M. Rosemore *(7)                             605,051                           5.1%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Lance B. Rosemore *(8)                               248,619                           2.1%
      18111 Preston Road, Suite 600
      Dallas, Texas  75252

Mr. Jan F. Salit (9)                                      11,850                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry N. Berlin (10)                                  11,350                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Mary J. Brownmiller (11)                               9,110                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Cheryl T. Murray (12)                                  7,000                           **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Directors and executive officers                       2,748,138                           23.2%
as a group (12 persons)

----------------------

(1) Includes 120,000 shares held by a partnership of which Dr. Borish is the general partner, 20,000 shares held in two charitable lead trusts of which Dr. Borish is the trustee and 3,000 unexercised exercisable options.

(2) Includes 179,691 shares held in an individual retirement rollover account, 5,300 shares held in grandchildren's trusts of which Mr. Diamond is the trustee and 3,000 unexercised exercisable options.

(3) Includes 21,344 shares in which her children have a beneficial interest, 31,400 shares held in an individual retirement account, 145,000 shares held jointly with her husband, 157,917 shares held in a pension trust, 4,000 shares held by a partnership for the benefit of Dr. Greenberg, 25,300 shares held in a trust for the benefit of Dr. Greenberg and her children and 3,000 unexercised exercisable options. Does not include 225,660 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(4) Includes 1,000 shares owned by Mr. Hamill's minor son and 3,000 unexercised exercisable options.

(5)      Includes 3,000 unexercised exercisable options.

(6) Includes 371,332 shares held by a partnership of which Dr. Rosemore and his wife are general partners, 6,150 shares held as custodian for his children, 360,850 shares held in individual retirement accounts, 24,785 shares held in trust for the benefit of Dr. Rosemore and his children and 11,985 unexercised exercisable options.

(7) Represents shares held by a partnership of which Dr. Fredric M. Rosemore is a general partner. Also includes 11,985 unexercised exercisable options.

(8) Includes 4,025 shares in which his minor children have beneficial interest, 143,989 shares held jointly with his wife, 11,486 shares held in an individual retirement account, 26,095 shares held in trust for the benefit of Mr. Rosemore and his children, 6,600 shares held by a partnership for the benefit of Mr. Rosemore and his children, 4,020 shares owned individually by Mr. Rosemore's wife and 11,985 unexercised exercisable options.

(9) Consists of 850 shares held in an individual retirement account and includes 11,000 unexercised exercisable options.

(10)     Includes 11,000 unexercised exercisable options.

(11)     Includes 7,000 unexercised exercisable options.

(12)     Includes 7,000 unexercised exercisable options.

*        Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons, and Dr.
         Martha R. Greenberg is the daughter, of Dr. Fredric M. Rosemore. Drs. Andrew S. Rosemore and Fredric M. Rosemore each own in excess of 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**       Less than 1.0%

                 DESCRIPTION OF CAPITAL STOCK AND LONG-TERM DEBT

CAPITAL STOCK OF PMC CAPITAL

         The following summary of the terms of the shares of our capital stock contains all material terms of our capital stock, but it does not set forth all the provisions of our articles of incorporation or our bylaws. For additional information about our articles of incorporation and bylaws, we encourage you to read those documents which are exhibits to the registration statement of which this prospectus is a part.

         GENERAL. The authorized share capital of PMC Capital consists of 30,000,000 shares of common stock. As of August 31, 1999, PMC Capital had 11,829,116 shares of common stock issued and outstanding. In addition, PMC Capital has reserved for issuance 1,000,000 shares under the plan.

         VOTING RIGHTS. Each holder of common stock is entitled to one vote per share on all matters submitted to a vote of shareholders. Holders of common stock do not have cumulative voting rights.

         DIVIDEND RIGHTS. Holders of common stock are entitled to receive dividends out of funds legally available therefor when, as and if declared by our board of directors.

         LIQUIDATION AND OTHER PROVISIONS. All shares of common stock have equal rights to receive pro rata, our net assets upon liquidation or dissolution after payments to creditors and the prior payment of any preferential amounts payable to holders of preferred stock, if any. The common stock is not redeemable and has no preemptive or conversion rights. All outstanding shares of common stock are, and the shares of common stock offered hereby will be, when issued, fully paid and non-assessable.

         LIABILITY AND INDEMNIFICATION OF DIRECTORS. Florida law limits the liability of a director of a Florida corporation if the director discharges his duties in accordance with standards specified by statute. Florida law and our bylaws also authorize us to indemnify our directors, officers, employees and agents. Each of our directors has entered into an agreement with us which provides for their indemnification in certain circumstances.

PREFERRED STOCK OF PMC INVESTMENT

         PMC Investment has outstanding 30,000 shares of $100 par value, 3% cumulative preferred stock and 40,000 shares of $100 par vale, 4% cumulative preferred stock. The 3% preferred stock and the 4% preferred stock are held by the SBA pursuant to the SBIA.

         PMC Investment is entitled to redeem, in whole or in part, the 3% preferred stock by paying 35% of the par value of these securities plus dividends accumulated and unpaid on the date of redemption. While the 3% preferred stock may be redeemed, redemption is not mandatory. Dividends of $90,000 on the 3% Preferred Stock were recognized during each of the years ended December 31, 1998 and 1997, respectively.


         The 4% preferred stock was issued during September 1994 ($2,000,000) and May 1995 ($2,000,000), and must be redeemed at par no later than 15 years from the date of issuance. Dividends of approximately $160,000 were recognized during each of the years ended December 31, 1998 and 1997, respectively.

         Neither series of preferred stock has any preemptive or conversion rights. The preferred stock provides for a liquidation preference in the amount of $100 per share plus accrued and unpaid dividends.

LONG-TERM DEBT

         We have a $15 million uncollateralized revolving credit facility which expires in March 2000. Advances pursuant to the credit facility bear interest at our option at the lender's prime rate less 50 basis points or the London Interbank Offering Rate (LIBOR) plus 175 basis points. The credit facility requires us to meet certain covenants, the most restrictive of which includes that the ratio of net charge-offs to net loans receivable will not exceed 2.0%, and the ratio of assets to senior debt (as defined in the credit facility) will not fall below 135%. At December 31, 1998, we had no outstanding borrowings under this credit facility. At December 31, 1998, the Company was in compliance with all covenants of this facility.

         We have completed $35 million in private placements of uncollateralized senior notes. These borrowings have been utilized to fund commitments of our non-SBA lending program. The notes require us to meet certain covenants, the most restrictive of which require:

         (i) that net loans receivable (as defined in the note agreement) exceed 150% of senior funded debt,

         (ii) the increase in our loan valuation reserve for any 12 month period must not exceed 3% of net loans receivable, and

         (iii) our consolidated earnings plus interest expense must exceed 150% of interest expense. At December 31, 1998, we were in compliance with all of the covenants of these notes. At December 31, 1998 outstanding uncollateralized senior notes were as follows:

             Date                        Interest                                                   Final
             ----                          Rate                          Amount                    Maturity
                                           ----                          ------                    --------
July 19,1993(1)                            7.20%                       $20,000,000              July 19, 2001
December 15, 1995                          6.97%                         5,000,000           December 15,2002
April 19, 1995                             8.60%                         5,000,000             April 19, 2003
April 19, 1995                      LIBOR + 1.3%(2)                      5,000,000              April 19,2004
                                                                        ----------
                                                                       $35,000,000

-------------------

(1) A portion of this debt ($6.7 million) matured during July 1999 and was refinanced at 7.44%, maturing in full during July 2005. The remaining approximately $13.3 million is due in two equal installments commencing July 2000.

(2)      Reset quarterly, 6.30% at June 30, 1999.

         Principal payments required on the senior notes at June 30, 1999 are as follows:

  Year Ending
 December 31,                                                          Amount
 ------------                                                          ------
     1999..............................................          $     6,666,667
     2000..............................................                6,666,667
     2001..............................................                6,666,666
     2002..............................................                5,000,000
     2003..............................................                5,000,000
     2004..............................................                5,000,000
                                                                 ---------------
                                                                 $    35,000,000

         Western Financial and PMC Investment have issued debentures to the SBA to partially fund their lending activities. These debentures require semi-annual interest payments, with the entire principal amount due at maturity. The debentures are not convertible, have no sinking fund provisions, impose restrictions on the ability of Western Financial and PMC Investment to repurchase their securities, to make distributions to PMC Capital other than out of retained earnings and to increase the aggregate amount of salaries or other compensation of officers, directors, or employees in excess of the amount previously approved by the SBA.

         At June 30, 1999, the maturities, interest rates and principal outstanding on the SBA debentures were as follows:

Maturity Date                                            Interest Rate           Amount
-------------                                            -------------           ------
August 18, 1999.................................             8.125%           $ 1,000,000
September 1, 1999...............................             8.800%             2,500,000
December 1, 1999................................             8.600% (1)           650,000
January 2, 2000.................................             7.875%             3,000,000
March 1, 2000...................................             9.350%             1,000,000
June 1, 2000....................................             9.300%             2,000,000
June 1, 2000....................................             9.300% (1)           300,000
June 1, 2000....................................             9.300% (3)         1,030,000
September 1, 2000...............................             9.600%             4,310,000
December 1, 2002................................             7.510% (1)           510,000
September 1, 2004...............................             5.200% (2)         3,000,000
September 1, 2004...............................             8.200%             3,000,000
March 1, 2005...................................             4.840% (4)         3,000,000
June 1, 2005....................................             3.690% (5)         5,000,000
September 1, 2005...............................             3.875% (6)         7,000,000
September 1, 2006...............................             7.590%             2,490,000
                                                                              -----------
                                                                              $39,790,000

---------------

(1) In April 1995, we assumed $2,260,000 in SBA debentures from a non-affiliated small business investment corporation in exchange for loans receivable of $2,109,062 and cash of $150,938. The loans acquired were initially originated by us and a portion sold to the non-affiliated SBIC. All of these loans were purchased at par and were performing according to their terms at the time of reacquisition.

(2) The interest rate will increase to 8.200% in September 1999 until maturity.

(3) In May 1996, we assumed $1,030,000 in SBA debentures from a non-affiliated SBIC in exchange for loans receivable of approximately $200,000 and cash of approximately $900,000. The loans were initially originated by us and a portion sold to the non-affiliated SBIC. All of these loans were purchased at par and were performing according to their terms at the time of reacquisition.

(4)      The interest rate will increase to 7.840% in March 2000 until maturity.

(5)      The interest rate will increase to 6.690% in June 2000 until maturity.

(6) The interest rate will increase to 6.875% in September 2000 until maturity.


OUTSTANDING SECURITIES

              The following chart indicates the common stock and preferred stock of PMC Investment outstanding as of June 30, 1999:

                                                                                             Amount Outstanding
                                                                      Amount held by         Exclusive of Amount
                                                 Amount               the Company or         Held by the Company
                 Title of Class                Authorized            for its Account           for its Account
                 --------------                ----------            ---------------           ---------------

                                                             (Rounded to the nearest thousand)

         Common Stock                           30,000,000                  --                   11,829,116

         Class A Cumulative                         30,000                  --                       30,000
            Preferred Stock of
            PMIC
         Class B Cumulative                         40,000                  --                       40,000
         Preferred Stock of
            PMIC


TRANSFER AGENT AND DIVIDEND-PAYING AGENT

         Our transfer and dividend-paying agent is American Stock & Trust Company, 40 Wall Street, 46th Floor, New York, N.Y. 10005.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         We generally do not pay brokerage fees on the securities in our portfolio. Although we may pay those fees in the future in connection with the purchase of short-term investments, there is no arrangement to allocate brokerage expenses.

         We have no obligation to deal with any broker, dealer or group of brokers or dealers in purchasing or selling portfolio securities, and orders for such transactions may be placed with a number of brokers and dealers.

         In purchasing and selling portfolio securities, we select brokers and dealers on the basis of the price of the security, commission rates and other factors. Where practicable, we will survey a number of brokers and dealers in connection with a proposed portfolio transaction and select the broker or dealer that offers us the best price and execution or other services. At least annually, we evaluate the overall reasonableness of the brokerage commissions we have paid, if any.




                                  LEGAL MATTERS

         The legality of the shares of Common Stock offered hereby will be passed upon for us by Locke Liddell & Sapp LLP, Dallas, Texas.


                                     EXPERTS

         The consolidated financial statements of PMC Capital, Inc. and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial highlights for each of the five years in the period ended December 31, 1998 and the accompanying consolidating financial statements as of and for the year ended December 31, 1998, the financial statements of PMC Capital Limited Partnership as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998 and for the period from November 8, 1996 (inception) to December 31, 1996, and the financial statements of PMC Capital L.P. 1998-1 at December 31, 1998 and for the period from October 23, 1998 (inception) to December 31, 1998, included in this Prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        PMC CAPITAL, INC AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS


                            For Inclusion in Form N-2
                                 Filed with the
                       Securities and Exchange Commission

                      PMC CAPITAL, INC. AND SUBSIDIARIES
                                   FORM 10-K
                         INDEX TO FINANCIAL STATEMENTS


PMC CAPITAL, INC. AND SUBSIDIARIES

    Summary of Selected Financial Information......................................................................F-2

    Quarterly Statistics...........................................................................................F-3

    Report of Independent Accountants..............................................................................F-4

    Consolidated Financial Statements:

        Financial Highlights.......................................................................................F-5

        Consolidated Balance Sheets as of December 31, 1998 and 1997...............................................F-6

        Consolidated Schedule of Investments as of December 31, 1998...............................................F-7

        Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996.....................F-9

        Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1998, 1997 and 1996.......F-10

        Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996.................F-11

        Notes to Consolidated Financial Statements.................................................................F-12

    Consolidating Financial Statements:

        Report of Independent Accountants on Consolidating Financial Statements ...................................F-28

        Consolidating Balance Sheet as of December 31, 1998........................................................F-29

        Consolidating Statement of Income for the Year Ended December 31, 1998.....................................F-30

        Consolidating Statement of Shareholders' Equity for the Year Ended December 31, 1998.......................F-31

        Consolidating Statement of Cash Flows for the Year Ended December 31, 1998.................................F-32


PMC CAPITAL LIMITED PARTNERSHIP

    Report of Independent Accountants..............................................................................F-33

    Statements of Assets, Liabilities and Partners' Capital as of December 31, 1998 and 1997.......................F-34

    Statements of Income for the years ended December 31, 1998 and 1997 and for the Period From
          November 8, 1996 (Inception) to December 31, 1996........................................................F-35

    Statements of Partners' Capital for the years ended December 31, 1998 and 1997 and for the Period From
          November 8, 1996 (Inception) to December 31, 1996........................................................F-36

    Statements of Cash Flows for the years ended December 31, 1998 and 1997 and for the Period From
          November 8, 1996 (Inception) to December 31, 1996........................................................F-37

    Notes to Financial Statements..................................................................................F-38

PMC CAPITAL, L.P. 1998-1

    Report of Independent Accountants..............................................................................F-42

    Statement of Assets, Liabilities and Partners' Capital as of December 31, 1998.................................F-43

    Statement of Income for the Period From November 24, 1998 (Inception) to December 31, 1998.....................F-44

    Statement of Partners' Capital for the Period From November 24, 1998 (Inception) to December 31, 1998..........F-45

    Statement of Cash Flows for the Period From November 24, 1998 (Inception) to December 31, 1998.................F-46

    Notes to Financial Statements..................................................................................F-47

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   SUMMARY OF SELECTED FINANCIAL INFORMATION


                                                                                 Years Ended December 31,
                                                          ----------------------------------------------------------------------
                                                             1998           1997           1996           1995           1994
                                                          ----------     ----------     ----------     ----------     ----------
                                                                    (in thousands, except per share data and ratios)
Operating:

Operating income ......................................   $   24,314     $   24,406     $   23,821     $   21,262     $   16,450

Operating expenses ....................................      (11,091)       (10,602)       (10,454)        (9,541)        (7,578)

Realized and unrealized gain (loss) on investments ....          726          1,818           (147)          (359)         3,151
                                                          ----------     ----------     ----------     ----------     ----------
Net operating income and realized and unrealized
  gain (loss) on investments ..........................   $   13,949     $   15,622     $   13,220     $   11,362     $   12,023
                                                          ==========     ==========     ==========     ==========     ==========
Dividends declared, common ............................   $   14,473     $   14,543     $   12,853     $   11,600     $   11,244
                                                          ==========     ==========     ==========     ==========     ==========
Earnings per common share .............................   $     1.16     $     1.35     $     1.18     $     1.03     $     1.12
                                                          ==========     ==========     ==========     ==========     ==========
Dividends per common share ............................   $     1.23     $     1.27     $     1.16     $     1.08     $     1.06
                                                          ==========     ==========     ==========     ==========     ==========
Weighted average common shares outstanding ............       11,800         11,411         11,002         10,768         10,650
                                                          ==========     ==========     ==========     ==========     ==========
Loans funded ..........................................   $   66,450     $   86,361     $   70,154     $   77,567     $   75,349
                                                          ==========     ==========     ==========     ==========     ==========
At end of period:

Loans receivable, net .................................   $  116,711     $  127,240     $   93,354     $  110,499     $   75,264
                                                          ==========     ==========     ==========     ==========     ==========
Total assets ..........................................   $  163,349     $  165,839     $  164,964     $  159,002     $  125,416
                                                          ==========     ==========     ==========     ==========     ==========
SBA debentures payable ................................   $   39,790     $   41,290     $   44,570     $   43,540     $   26,280
                                                          ==========     ==========     ==========     ==========     ==========
Notes payable .........................................   $   35,000     $   35,000     $   35,000     $   35,001     $   25,001
                                                          ==========     ==========     ==========     ==========     ==========
Preferred stock of consolidated subsidiary ............   $    7,000     $    7,000     $    7,000     $    7,000     $    5,000
                                                          ==========     ==========     ==========     ==========     ==========
Common shareholders' equity ...........................   $   72,151     $   70,166     $   62,903     $   59,088     $   57,371
                                                          ==========     ==========     ==========     ==========     ==========
Number of common shares outstanding ...................       11,829         11,631         11,162         10,871         10,684
                                                          ==========     ==========     ==========     ==========     ==========
Ratios:

Return on average assets ..............................          8.5%           9.7%           8.3%           8.0%          10.3%
                                                          ==========     ==========     ==========     ==========     ==========
Return on average common shareholders' equity .........         19.2%          23.3%          21.3%          19.2%          21.2%
                                                          ==========     ==========     ==========     ==========     ==========

                   PMC CAPITAL, INC. AND SUBSIDIARIES
                          QUARTERLY STATISTICS
                               (Unaudited)
                  (in thousands except per share data)

                                                            YEAR ENDED DECEMBER 31, 1998
                                           ------------------------------------------------------------------
                                             First        Second         Third        Fourth
                                            Quarter       Quarter       Quarter       Quarter         Total
                                           ----------    ----------    ----------    ----------    ----------

Operating income .......................   $    5,790    $    6,441    $    6,049    $    6,034    $   24,314

Net operating income ...................   $    3,068    $    3,788    $    3,369    $    2,998    $   13,223

Net gain (loss) on investments .........   $      224    $     (457)   $       90    $      869    $      726

Net increase in net assets
     resulting from operations .........   $    3,292    $    3,331    $    3,459    $    3,867    $   13,949

-------------------------------------------------------------------------------------------------------------
                                                  PER SHARE
-------------------------------------------------------------------------------------------------------------

Operating income .......................   $    0.494    $    0.545    $    0.511    $    0.510    $    2.060

Net operating income ...................   $    0.262    $    0.321    $    0.285    $    0.253    $    1.121

Net gain (loss) on investments .........   $    0.019    $   (0.039)   $    0.008    $    0.073    $    0.061

Net increase in net assets
     resulting from operations .........   $    0.281    $    0.282    $    0.293    $    0.326    $    1.182


                                                            YEAR ENDED DECEMBER 31, 1997
                                           ------------------------------------------------------------------
                                             First        Second         Third        Fourth
                                            Quarter       Quarter       Quarter       Quarter         Total
                                           ----------    ----------    ----------    ----------    ----------
Operating income .......................   $    5,954    $    6,103    $    6,082    $    6,267    $   24,406

Net operating income ...................   $    3,324    $    3,488    $    3,471    $    3,521    $   13,804

Net gain (loss) on investments .........   $      (57)   $       38    $      (20)   $    1,857    $    1,818

Net increase in net assets
     resulting from operations .........   $    3,267    $    3,526    $    3,451    $    5,378    $   15,622

-------------------------------------------------------------------------------------------------------------
                                                  PER SHARE
-------------------------------------------------------------------------------------------------------------

Operating income .......................   $    0.530    $    0.538    $    0.531    $    0.540    $    2.139

Net operating income ...................   $    0.296    $    0.307    $    0.303    $    0.303    $    1.209

Net gain (loss) on investments .........   $   (0.005)   $    0.003    $   (0.002)   $    0.160    $    0.156

Net increase in net assets
     resulting from operations .........   $    0.291    $    0.310    $    0.301    $    0.463    $    1.365

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors
PMC Capital, Inc.:


In our opinion, the accompanying consolidated balance sheets as of December 31, 1998 and 1997, including the schedule of investments as of December 31, 1998 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998 and the financial highlights for each of the five years in the period ended December 31, 1998 present fairly, in all material respects, the financial position of PMC Capital, Inc. and its subsidiaries at December 31, 1998 and 1997 and the results of their operations and their cash flows and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included examination or confirmation of securities owned as of December 31, 1998 and 1997, provide a reasonable basis for the opinion expressed above.

                                            PRICEWATERHOUSECOOPERS LLP

March 4, 1999
Dallas, Texas

--------------------------------------------------------------------------------
                       PMC CAPITAL, INC. AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

        The following financial highlights of the Company should be read in conjunction with the consolidated financial statements and the notes thereto appearing elsewhere on this Form 10-K. The financial highlights below provide information about the Company's financial history. It uses the Company's fiscal year (which ends December 31) and expresses the per share operating performance in terms of a single share outstanding throughout each fiscal period. The information is derived from the audited consolidated financial statements. The financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                                     Years Ended December 31,
                                                                ------------------------------------------------------------------
                                                                   1998          1997          1996          1995          1994
                                                                ----------    ----------    ----------    ----------    ----------
Per share operating performance (1):
        Net asset value, beginning of period ................   $     6.03    $     5.64    $     5.44    $     5.37    $     5.24
                                                                ----------    ----------    ----------    ----------    ----------

        Net operating income ................................         1.12          1.21          1.21          1.09          0.83
        Net gains or losses on securities
          realized and unrealized (2) .......................         0.20          0.47          0.17          0.08          0.37
                                                                ----------    ----------    ----------    ----------    ----------
            Total from investment operations ................         1.32          1.68          1.38          1.17          1.20
                                                                ----------    ----------    ----------    ----------    ----------

        Less distributions:
          Preferred shareholder of consolidated subsidiary ..         0.02          0.02          0.02          0.02          0.01
          Common shareholders ...............................         1.23          1.27          1.16          1.08          1.06
                                                                ----------    ----------    ----------    ----------    ----------

             Total distributions ............................         1.25          1.29          1.18          1.10          1.07
                                                                ----------    ----------    ----------    ----------    ----------

        Net asset value, end of period ......................   $     6.10    $     6.03    $     5.64    $     5.44    $     5.37
                                                                ==========    ==========    ==========    ==========    ==========

        Per share market value, end of period ...............   $     8.56    $    14.56    $    14.00    $    12.63    $    13.50
                                                                ==========    ==========    ==========    ==========    ==========

        Total investment return .............................          (33)%          13%           20%            2%            0%
                                                                ==========    ==========    ==========    ==========    ==========

RATIOS AND SUPPLEMENTAL DATA:
        Net assets, end of period (in thousands) ............   $   72,151    $   70,166    $   62,903    $   59,088    $   57,371
                                                                ==========    ==========    ==========    ==========    ==========
        Ratio of expenses to average net assets .............           16%           16%           17%           16%           13%
                                                                ==========    ==========    ==========    ==========    ==========
        Ratio of operating income to average net assets .....           19%           21%           22%           20%           16%
                                                                ==========    ==========    ==========    ==========    ==========
        Ratio of net operating income and realized and
          unrealized gain (loss) on investments to
          average net assets ................................           20%           24%           22%           20%           21%
                                                                ==========    ==========    ==========    ==========    ==========
        Portfolio turnover (3) ..............................           58%           20%           16%           30%           65%
                                                                ==========    ==========    ==========    ==========    ==========


FOOTNOTES:

(1) The per share changes during the year are based on the weighted average number of shares outstanding of the Company during the year presented.

(2) The per share net gains or losses on securities (realized and unrealized) includes the effect of stock issuances and other changes in per share amounts during the year presented.

(3) Included in the computation of the portfolio turnover rate are the sales of loans through the secondary market or private placement.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                ( IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                             DECEMBER 31,
                                                                       ----------------------
                                                                          1998         1997
                                                                       ---------    ---------
                                 ASSETS
Investments at value:
  Loans receivable, net ............................................   $ 116,711    $ 127,240
  Cash equivalents .................................................      18,489       17,237
  Investment in unconsolidated subsidiaries ........................      12,930        7,797
  Interest-only strip receivables ..................................       4,168        3,708
  Restricted investments ...........................................       2,525        2,798
  Mortgage-backed security of affiliate ............................       2,168           --
  Real property owned ..............................................         109          296
                                                                       ---------    ---------

TOTAL INVESTMENTS AT VALUE .........................................     157,100      159,076
                                                                       ---------    ---------

OTHER ASSETS:
  Receivable for loans sold ........................................         156        1,346
  Due from unconsolidated subsidiaries .............................       2,579        1,302
  Servicing asset ..................................................       1,330        1,607
  Deferred charges, deposits and other assets ......................       1,140        1,398
  Accrued interest receivable ......................................         581          608
  Cash .............................................................         235          265
  Property and equipment, net ......................................         228          237
                                                                       ---------    ---------

TOTAL OTHER ASSETS .................................................       6,249        6,763
                                                                       ---------    ---------

TOTAL ASSETS .......................................................   $ 163,349    $ 165,839
                                                                       =========    =========

                  LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  SBA debentures payable ...........................................   $  39,790    $  41,290
  Notes payable ....................................................      35,000       35,000
  Accounts payable .................................................       1,728        3,269
  Dividends payable ................................................       3,020        4,018
  Borrower advances ................................................       1,598        1,678
  Accrued interest payable .........................................       1,264        1,316
  Due to unconsolidated subsidiaries ...............................           1          279
  Deferred fee revenue .............................................         666          571
  Other liabilities ................................................       1,131        1,252
                                                                       ---------    ---------

TOTAL LIABILITIES ..................................................      84,198       88,673
                                                                       ---------    ---------

Commitments and contingencies

CUMULATIVE PREFERRED STOCK OF SUBSIDIARY ...........................       7,000        7,000
                                                                       ---------    ---------

SHAREHOLDERS' EQUITY:
  Common stock, authorized 30,000,000 shares of $.01 par value,
       11,829,000 and 11,631,000 shares issued and outstanding
       at December 31, 1998 and 1997, respectively .................         118          116
  Additional paid-in capital .......................................      71,312       68,555
  Undistributed net operating income ...............................       1,495        2,289
  Net unrealized depreciation on investments .......................        (774)        (794)
                                                                       ---------    ---------

                                                                          72,151       70,166
                                                                       ---------    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .........................   $ 163,349    $ 165,839
                                                                       =========    =========

NET ASSET VALUE PER COMMON SHARE ...................................   $    6.10    $    6.03
                                                                       =========    =========


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                       CONSOLIDATED FINANCIAL STATEMENTS.

                        PMC CAPITAL INC. AND SUBSIDIARIES
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

                                                                   RETAINED LOANS                           SERVICED LOANS (2)
                                                    -----------------------------------------------    -----------------------------
                                                      NUMBER                                           NUMBER
                                                      OF                                               OF
               CATEGORY / ISSUER (1)                  LOANS     VALUE       %        COST       %      LOANS      COST         %
               ---------------------                  ------   --------   -----    --------   -----    -----    --------     -----
LOANS TO SMALL BUSINESS CONCERNS (3):
      SMALL BUSINESS LENDING COMPANY LOANS:
      FIRST WESTERN SBLC, INC. AND SUBSIDIARY
        Hotels and motels .......................         54   $  4,383     3.8%   $  4,554     3.9%     100    $ 71,293      24.9%
        Gasoline / service stations .............         10        107      --         117      --       14       4,041       1.4%
        Restaurants .............................         27      1,039     0.9%      1,127     1.0%      57      11,066       3.9%
        Laundromats .............................          8        163     0.2%        170     0.2%      11       1,504       0.5%
        Retail, other ...........................         29      1,671     1.4%      1,721     1.5%      53       7,480       2.6%
        Health care .............................          8         33      --          36      --       11         678       0.2%
        Food and grocery stores .................          6        104     0.1%        104      --        8       1,805       0.6%
        Services ................................         41        837     0.7%        897     0.8%      77      11,871       4.2%
        Manufacturing ...........................         10         67     0.1%         70     0.1%      11       2,226       0.8%
        Wholesale ...............................         12        137     0.1%        142     0.1%      16       2,654       0.9%
        Car washes ..............................          1        382     0.3%        382     0.3%       2         468       0.2%
                                                      ------   --------   -----    --------   -----    -----    --------     -----
      Total .....................................        206      8,923     7.6%      9,320     7.9%     360     115,086      40.2%
                                                      ------   --------   -----    --------   -----    -----    --------     -----

      SMALL BUSINESS INVESTMENT COMPANY LOANS:
      WESTERN FINANCIAL CAPITAL CORPORATION
        Hotels and motels .......................         27     17,272    14.8%     17,370    14.7%      34      22,697       7.9%
        Gasoline / service stations .............          1        321     0.3%        321     0.3%       5       1,905       0.7%
        Restaurants .............................         --         --      --          --      --        2       1,299       0.4%
        Retail, other ...........................          2      1,473     1.3%      1,515     1.3%       3       1,614       0.6%
        Services ................................          6        828     0.7%        842     0.7%      13       3,573       1.2%
        Health care .............................         13        377     0.3%        394     0.3%      15         907       0.3%
        Food and grocery stores .................          1        116     0.1%        116     0.1%       1         116        --
        Manufacturing ...........................          1         39      --          39      --        1          39        --
        Agriculture .............................          1        495     0.4%        499     0.4%       2         861       0.3%
        Other notes receivable ..................          5        311     0.3%        341     0.3%       6         750       0.3%
                                                      ------   --------   -----    --------   -----    -----    --------     -----
      Total .....................................         57     21,232    18.2%     21,437    18.1%      82      33,761      11.7%
                                                      ------   --------   -----    --------   -----    -----    --------     -----

      SPECIALIZED SMALL BUSINESS INVESTMENT
         COMPANY LOANS:
      PMC INVESTMENT CORPORATION
        Hotels and motels .......................         50     39,300    33.7%     39,723    33.6%      81      63,856      22.3%
        Gasoline / service stations .............          6      2,486     2.1%      2,515     2.1%      11       4,434       1.6%
        Retail, other ...........................          1         35      --          35      --        1          35        --
        Services ................................          2        102      --         102      --        3         443       0.2%
        Health care .............................          7        289     0.2%        289     0.3%       7         289       0.1%
        Food and grocery stores .................          3        740     0.6%        745     0.6%       4         776       0.3%
        Other notes receivable ..................          2        217     0.2%        717     0.6%       2         717       0.2%
                                                      ------   --------   -----    --------   -----    -----    --------     -----
      Total .....................................         71     43,169    37.0%     44,126    37.2%     109      70,550      24.7%
                                                      ------   --------   -----    --------   -----    -----    --------     -----

      COMMERCIAL LOANS:
      PMC CAPITAL, INC ..........................
        Hotels and motels .......................         36     38,650    33.1%     38,672    32.7%      60      60,360      21.2%
        Gasoline / service stations .............          2        492     0.4%        493     0.4%       2         493       0.2%
        Retail, other ...........................          2      1,816     1.6%      1,818     1.5%       2       1,818       0.6%
        Services ................................          3        533     0.5%        533     0.5%       4       1,430       0.5%
        Commercial real estate ..................          3      1,117     1.0%      1,124     1.0%       4       1,682       0.6%
        Apartment complex .......................          1        779     0.7%        784     0.7%       1         784       0.3%
                                                      ------   --------   -----    --------   -----    -----    --------     -----
      Total .....................................         47     43,387    37.2%     43,424    36.8%      73      66,567      23.4%
                                                      ------   --------   -----    --------   -----    -----    --------     -----

      TOTAL LOANS RECEIVABLE (4) ................        381   $116,711   100.0%   $118,307   100.0%     624    $285,964     100.0%
                                                      ======   ========   =====    ========   =====    =====    ========     =====


                           (Continued on next page )

                        PMC CAPITAL INC. AND SUBSIDIARIES
                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998
              ( CONTINUED --  DOLLARS IN THOUSANDS, EXCEPT FOOTNOTES)

          CATEGORY / ISSUER                                                     VALUE          %         COST        %
          -----------------                                                 ---------      -----     ---------   -----
TOTAL LOANS RECEIVABLE (FROM PRIOR PAGE) ..................................   $ 116,711       74.3%    $ 118,307    74.5%
                                                                              ---------      -----     ---------   -----
MONEY MARKET AND FUND DEPOSIT ACCOUNTS (5):
          Bank money market saving accounts ...............................       7,104        4.5%        7,104     4.5%
          SunTrust, overnight repo account ................................       1,327        0.8%        1,327     0.8%
          Dreyfus, Cash Management Plus money market fund .................       4,026        2.6%        4,026     2.5%
          Goldman Sachs,  money market fund ...............................       2,011        1.3%        2,011     1.3%
          Goldman Sachs,  Prime Obligation money market fund ..............       4,021        2.6%        4,021     2.5%
                                                                              ---------      -----     ---------   -----
        Total money market and fund deposit accounts ......................      18,489       11.8%       18,489    11.6%
                                                                              ---------      -----     ---------   -----

INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES:
          Investment in PMC Limited Partnership and affiliates ............       7,092        4.5%        7,092     4.5%
          Investment in PMC Advisers, Ltd. and subsidiary .................         205         --           205      --
          Investment in PMC Capital L.P. 1998-1 and affiliate .............       5,649        3.6%        5,649     3.6%
          Investment in PMC Funding Corp. and subsidiary ..................         (16)        --           (16)     --
                                                                              ---------      -----     ---------   -----
        Total investment in unconsolidated subsidiaries ...................      12,930        8.2%       12,930     8.1%
                                                                              ---------      -----     ---------   -----

OTHER INVESTMENTS:
          Interest-only strip receivable ..................................       4,168        2.7%        4,348     2.7%
          Investment in Class B certificate of PMC Capital L.P. 1998-1 ....       2,168        1.4%        2,168     1.4%
          SunBank Miami, restricted investments ...........................         817        0.5%          817     0.7%
          Bank One Trust Company, restricted investments ..................       1,708        1.1%        1,708     0.7%
          Real property owned .............................................         109        0.1%          109     0.1%
                                                                              ---------      -----     ---------   -----
        Total other investments ...........................................       8,970        5.7%        9,150     4.8%
                                                                              ---------      -----     ---------   -----

TOTAL INVESTMENTS (6) .....................................................   $ 157,100      100.0%    $ 158,876   100.0%
                                                                              =========      =====     =========   =====


(1) Names have been omitted as disclosure to the public may be detrimental to the small business.

(2) Balances include retained loans, loans sold into the secondary market ( $82.9 million ), the loans contributed to the Partnerships ( $61.9 million ) and the unguaranteed portion of First Western loans sold and serviced ( $22.9 million ). The balance does not include approximately $121.4 million of loan portfolio serviced on behalf of PMC Commercial Trust.

(3)   Interest rates on loans receivable range from 8.0% to 14.5%.

(4) Balances are at face value of loans, less discounts aggregating $330,000 in accordance with Emerging Issues Task Force 88-11, discounts on purchased loans of $61,000, unamortized fee revenue of $611,000 and reserves of $594,000.

(5) Interest or dividend rates on money market and fund deposit accounts range from 4% to 5%.

(6) The aggregate cost of investments for Federal income tax purposes is approximately $160 million.


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                       CONSOLIDATED FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       YEARS ENDED DECEMBER 31,
                                                                 ------------------------------------
                                                                   1998          1997          1996
                                                                 --------      --------      --------
Investment income:
  Interest .................................................     $ 17,214      $ 17,136      $ 18,571
  Premium income ...........................................          776         1,776         1,942
  Other investment income, net .............................          807           504           608
                                                                 --------      --------      --------

Total investment income ....................................       18,797        19,416        21,121

Other income, net ..........................................        2,893         2,430         2,331
Equity in income of unconsolidated subsidiaries, net .......        2,624         2,560           369
                                                                 --------      --------      --------

Total income ...............................................       24,314        24,406        23,821
                                                                 --------      --------      --------

EXPENSES:
  Interest .................................................        5,467         5,548         5,708
  Salaries and related benefits ............................        3,965         3,435         3,180
  General and administrative ...............................          821           797           843
  Profit sharing plan ......................................          243           243           217
  Rent .....................................................          244           229           213
  Legal and accounting .....................................          182           192           149
  Small Business Administration fees .......................          106           108            99
  Directors and shareholders expense .......................           63            50            45
                                                                 --------      --------      --------

Total expenses .............................................       11,091        10,602        10,454
                                                                 --------      --------      --------


Net  operating income ......................................       13,223        13,804        13,367
                                                                 --------      --------      --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Loans written-off ......................................         (219)         (183)         (214)
    Recoveries on loans written-off ........................           --            --            35
    Sale of assets .........................................          925         2,360            --
    Change in unrealized appreciation
      (depreciation) on investments ........................           20          (359)           32
                                                                 --------      --------      --------

Total realized and unrealized gain (loss) on investments ...          726         1,818          (147)
                                                                 --------      --------      --------

NET OPERATING INCOME AND REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS ...............................     $ 13,949      $ 15,622      $ 13,220
                                                                 ========      ========      ========


PREFERRED DIVIDENDS ........................................     $    250      $    250      $    251
                                                                 ========      ========      ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING .................       11,800        11,411        11,002
                                                                 ========      ========      ========

BASIC AND DILUTED EARNINGS PER COMMON SHARE ................     $   1.16      $   1.35      $   1.18
                                                                 ========      ========      ========


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                       CONSOLIDATED FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                       NET
                                                                               UNDISTRIBUTED        UNREALIZED
                                                               ADDITIONAL            NET           DEPRECIATION
                                                 COMMON         PAID-IN           OPERATING             ON
                                                 STOCK          CAPITAL            INCOME           INVESTMENTS          TOTAL
                                                 ------        ----------      -------------       ------------        --------
BALANCE, JANUARY 1, 1996 .............           $109           $58,429           $  1,017            $(467)           $ 59,088

Issuances of common stock pursuant
  to dividend reinvestment and cash
  purchase plan, 291,042 shares ......              3             3,696                 --               --               3,699

Net income ...........................             --                --             13,188               32              13,220

Dividends:

  Preferred ..........................             --                --               (251)              --                (251)

  Common ($1.16 per common share) ....             --                --            (12,853)              --             (12,853)
                                                 ----           -------           --------            -----            --------
BALANCE, DECEMBER 31, 1996 ...........            112            62,125              1,101             (435)             62,903

Issuances of common stock pursuant
  to dividend reinvestment and cash
  purchase plan, 468,706 shares ......              4             6,430                 --               --               6,434

Net income ...........................             --                --             15,981             (359)             15,622

Dividends:

  Preferred ..........................             --                --               (250)              --                (250)

  Common ($1.27 per common share) ....             --                --            (14,543)              --             (14,543)
                                                 ----           -------           --------            -----            --------
BALANCE, DECEMBER 31, 1997 ...........            116            68,555              2,289             (794)             70,166

Issuances of common stock pursuant
  to dividend reinvestment and cash
  purchase plan, 198,329 shares ......              2             2,757                 --               --               2,759

Net income ...........................             --                --             13,929               20              13,949

Dividends:

  Preferred ..........................             --                --               (250)              --                (250)

  Common ($1.23 per common share) ....             --                --            (14,473)              --             (14,473)
                                                 ----           -------           --------            -----            --------
BALANCE,  DECEMBER 31, 1998 ..........           $118           $71,312           $  1,495            $(774)           $ 72,151
                                                 ====           =======           ========            =====            ========


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                       CONSOLIDATED FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                          ------------------------------------
                                                                                            1998          1997          1996
                                                                                          --------      --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net operating income and realized and unrealized gain (loss) on investments .......     $ 13,949      $ 15,622      $ 13,220
  Adjustments to reconcile net operating income and realized and unrealized gain
    (loss) on investments to net cash provided by operating activities:
        Loans funded, held for sale .................................................       (7,407)      (20,622)      (21,915)
        Proceeds from sale of guaranteed loans ......................................        9,978        21,638        19,988
        Change in unrealized depreciation on investments and loans written-off ......          199           543           182
        Unrealized premium income, net ..............................................           (7)          215            (5)
        Depreciation and amortization ...............................................        1,340         1,032         1,084
        Accretion of loan discount and deferred fees ................................       (1,163)       (1,623)         (957)
        Deferred fees collected .....................................................           91           766           785
        Gain on sale of assets, net .................................................         (928)       (2,360)           --
        Equity in income of unconsolidated subsidiaries, net ........................       (2,624)       (2,560)         (369)
        Net change in operating assets and liabilities:
            Accrued interest receivable .............................................           29          (231)          347
            Other assets ............................................................          338          (527)          357
            Accrued interest payable ................................................          (52)         (127)            8
            Borrower advances .......................................................          (81)         (116)         (465)
            Other liabilities .......................................................       (1,610)       (1,069)        1,812
                                                                                          --------      --------      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................................       12,052        10,581        14,072
                                                                                          --------      --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Loans funded ......................................................................      (59,043)      (65,739)      (48,239)
  Principal collected and other adjustments .........................................       24,661        10,069        22,647
  Proceeds from interest-only strip receivables .....................................          792           648            --
  Purchase of furniture and fixtures and other assets ...............................         (146)         (139)         (127)
  Purchase of mortgage-backed security of affiliate .................................       (2,168)           --            --
  Proceeds from sale of assets ......................................................          301        22,986            --
  Proceeds from partnership distributions ...........................................        3,012         3,347            --
  Release of (investment in) restricted cash ........................................          273        (1,569)          556
   Advances from (to) unconsolidated affiliates, net ................................       (1,555)       (1,004)        1,114
  Investment in unconsolidated subsidiaries .........................................       (3,253)           --          (893)
                                                                                          --------      --------      --------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES .................................      (37,126)      (31,401)      (24,942)
                                                                                          --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance or assumption of SBA debentures ...........................           --            --           941
   Proceeds from issuance of common stock ...........................................        2,061         5,475         2,834
   Proceeds from unconsolidated subsidiary ..........................................       40,876            --        37,803
   Payment of dividends on common stock .............................................      (14,771)      (13,197)      (11,935)
   Payment of dividends on preferred stock ..........................................         (250)         (250)         (250)
   Payment of SBA debentures ........................................................       (1,500)       (3,280)           --
   Payment of issuance costs on notes and debentures ................................         (119)         (443)          (80)
                                                                                          --------      --------      --------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES .................................       26,297       (11,695)       29,313
                                                                                          --------      --------      --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ................................        1,223       (32,515)       18,443

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ........................................       17,502        50,017        31,574
                                                                                          --------      --------      --------

CASH AND CASH EQUIVALENTS, END OF YEAR ..............................................     $ 18,725      $ 17,502      $ 50,017
                                                                                          ========      ========      ========

SUPPLEMENTAL DISCLOSURE:
   Interest paid ....................................................................     $  5,474      $  5,631      $  5,433
                                                                                          ========      ========      ========

   Dividends reinvested .............................................................     $    700      $    963      $    880
                                                                                          ========      ========      ========

   Loans receivable acquired in exchange for SBA debentures .........................     $     --      $     --      $    158
                                                                                          ========      ========      ========

   Reclassification from loans receivable to real property owned ....................     $    109      $    203      $    453
                                                                                          ========      ========      ========

   Loans to facilitate sale of real property owned ..................................     $     73      $     --      $     --
                                                                                          ========      ========      ========

   Loans contributed to unconsolidated subsidiary, net ..............................     $ 43,144      $     --      $ 45,145
                                                                                          ========      ========      ========


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                       CONSOLIDATED FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BUSINESS

PMC Capital, Inc. ("PMC Capital" or "PMC" and, together with its subsidiaries, the "Company") is a diversified closed-end management investment company that operates as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The common stock of the Company (the "Common Stock") is traded on the American Stock Exchange under the symbol "PMC." PMC Capital has elected to be taxed as a regulated investment company under the Internal Revenue Code and distributes substantially all its taxable income as dividends to its shareholders, thereby incurring no Federal income tax liability on such income.

The Company primarily engages in the business of originating loans to small businesses either directly or through its three principal subsidiaries: First Western SBLC, Inc. ("First Western"), PMC Investment Corporation ("PMCIC") and Western Financial Capital Corporation ("Western Financial"). The Company primarily originates loans to individuals and small business concerns in the lodging industry. The Company also targets the medical, food service, service, retail and commercial real estate industries. The Company is a national lender that primarily lends to businesses in the Southwest and Southeast regions of the United States. A majority of the Company's loans in the lodging industry are to owner-operated facilities generally operating under national franchises. The Company believes that franchise operations offer attractive lending opportunities because such businesses employ proven business concepts, have national reservation systems, have consistent product quality, are screened and monitored by franchisors and generally have a higher rate of success as compared to other independently operated businesses. In addition to the Company's lending operations, it earns revenue as an investment advisor who evaluates and services loans and other investment alternatives pursuant to a fee arrangement with PMC Commercial Trust ("PMC Commercial"). PMC Commercial is a real estate investment trust and an affiliate of the Company.

PMC Capital, incorporated in Florida under the name of Pro-Med Capital, Inc. in June 1983, became the successor by merger to Western Capital Corporation (founded in 1979) in December 1983 and changed its name to "PMC Capital, Inc." in March 1991. First Western, PMCIC and Western Financial are registered under the 1940 Act as diversified closed-end management investment companies. In addition, PMC Capital is either directly or indirectly the sole shareholder or partner of several non- investment company act subsidiaries. These are: PMC Advisers, Ltd. and its subsidiary ("PMC Advisers"); PMC Funding Corp. and its subsidiary ("PMC Funding"); PMC Capital Limited Partnership (the "96 Partnership") and its related general partner and trust; and PMC Capital, L.P. 1998-1 and its related general partner (the "98 Partnership" and together with the 1996 Partnership, the "Limited Partnerships").

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of PMC and its wholly owned regulated investment company subsidiaries (collectively, the "Company"). Intercompany transactions have been eliminated in consolidation.

The accounts of PMC Advisers, PMC Funding and the Limited Partnerships are accounted for by the equity method of accounting in conformity with Federal securities laws.

CONSOLIDATED SUBSIDIARIES

First Western is a small business lending company ("SBLC") that originates variable-rate loans which are partially guaranteed by the Small Business Administration ("SBA") pursuant to its Section SBA 7(a) Program (the "SBA 7(a) Program"). The eligibility requirements of the SBA 7(a) Program vary by the industry of the borrower and other factors.

PMCIC is a licensed specialized small business investment company ("SSBIC") under the Small Business Investment Act of 1958, as amended ("SBIA"). PMCIC uses long-term funds provided by the SBA, together with its own capital, to provide long-term collateralized loans to eligible small businesses owned by "disadvantaged" persons, as defined under the regulations of the SBA. The interest rates on loans originated by PMCIC are either fixed or variable based on the prime lending rate ("Prime Rate"). As an SSBIC, PMCIC is eligible to obtain long-term, fixed-rate, funding from the SBA through the issuance of debentures (which are guaranteed by the SBA and on which the interest rate is being reduced through an SBA subsidy by 3% during the first five years) and preferred stock.

Western Financial is a licensed small business investment company ("SBIC") under the SBIA that provides long-term loans to borrowers whether or not they qualify as "disadvantaged". The interest rates on loans originated by Western Financial are either fixed or variable based on the Prime Rate. As an SBIC, Western Financial is eligible to obtain long-term, fixed-rate, funding from the SBA through the issuance of debentures.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

PMC originates loans to borrowers on a non-SBA supported basis using similar criteria as that used for other loans that are funded under the SBA programs utilized by the subsidiaries. These loans are made to borrowers who exceed the eligibility requirements of the SBA 7(a) Program or SBIC programs.

UNCONSOLIDATED ENTITIES

PMC Advisers acts as the investment advisor for PMC Commercial, a Texas real estate investment trust and an affiliate of PMC Capital.

PMC Funding is a Florida corporation that holds assets on behalf of the Company. PMC Capital is the sole shareholder of PMC Funding.

The 1996 Partnership was formed as a Delaware limited partnership in November 1996 to act as a special purpose affiliate of the Company. The 1996 Partnership was established to acquire loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. is a Delaware corporation formed in November 1996 to be the independent trustee of the general partner of the Partnership. PMC Trust 1996-A is a Delaware business trust formed in November 1996 to be the general partner of the Partnership.

The 1998 Partnership was formed as a Delaware limited partnership in November 1998 to act as a special purpose affiliate of the Company. The 1998 Partnership was established to acquire loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. 1998-1 is a Delaware corporation formed in November 1998 to be the general partner of the 1998 Partnership.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Loans Receivable: Loans receivable are carried at the Board of Directors' estimate of fair value. The Board of Directors has estimated the fair value of loans receivable to approximate the amortized costs of the loans, unless there is doubt as to the realization of the loan (a "Problem Loan"). A valuation reserve is established for a Problem Loan based on the creditor's payment history, collateral value, guarantor support and other factors.

Loans, including impaired loans, are generally classified as non-accrual if they are past due as to maturity or payment of principal or interest for a period of more than 60 days. If a loan or a portion of a loan is classified as doubtful or is partially reserved or charged-off, the loan is classified as non-accrual. Loans that are on a current payment status or past due less than 60 days may also be classified as non-accrual if repayment in full of principal and/or interest is in doubt.

When selling the SBA-guaranteed portion of loans, the basis of the retained portion of the loans has been reduced by the differential between the face amount of the unguaranteed portion of the loans and the value as determined in accordance with the Financial Accounting Standards Board ("FASB") Emerging Issues Task Force ("EITF") 88-11. This difference being the Retained Loan Discount. At the time of sale, premium income has been reduced by the Retained Loan Discount. Unless the underlying loans are paid in full or sold, the Retained Loan Discount is amortized over the life of the underlying loan based on an effective yield method. When a loan is prepaid, the remaining Retained Loan Discount is recognized as an increase to interest income. When a loan is sold, the remaining Retained Loan Discount is included as a reduction to the basis of the retained portion of the underlying loan as a reduction of cost.

Deferred fees consist of non-refundable fees less direct loan origination costs. For loans originated prior to January 1, 1998, these fees are being recognized over the expected life of the related loan. For loans originated subsequent to December 31, 1997 these fees are being recognized currently. The change did not materially impact the Company's financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

Interest-only Strip Receivable and Servicing Asset: Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 125 provides for the accounting and reporting of transfers and servicing of financial assets based on a financial-components approach.

The transfer of assets that qualifies for sale treatment under SFAS No. 125 is generally accounted for by the seller by: (i) derecognizing all assets sold,
(ii) recognizing all assets obtained and liabilities incurred at their relative fair value, and (iii) recognizing all assets retained at their allocated previous carrying amount based on relative fair values. The Company typically receives cash and retains the right to receive contractual servicing fees and the right to receive future interest income on loans sold that exceed the contractually specified servicing fee (the interest-only strip receivable) in exchange for a portion of the loan, typically the guaranteed portion of an SBA 7(a) loan. The difference between (i) the carrying value of the portion of loans sold and (ii) the sum of (a) cash received, (b) the relative fair values of the servicing rights and (c) the interest-only strip receivable retained, constitutes the gain on sale.

In accordance with SFAS No. 125, the Company establishes a servicing asset to the extent the Company receives contractual compensation for servicing loans which is in excess of the cost of servicing these loans. Servicing the sold portion of government guaranteed loans requires First Western to retain a minimum servicing spread of 1%. This spread is in excess of the costs associated with servicing these loans. Accordingly, the Company has recorded a servicing asset relating to the servicing of the sold portion of First Western's loans. The servicing asset is amortized in proportion to and over the period of estimated net servicing income and is evaluated for impairment by stratifying the servicing assets by one or more of the predominant risk characteristics of the underlying financial assets.

The interest-only strip receivable is accounted for as an investment in debt securities classified as available for sale under SFAS No. 115. As of the date a securitization is completed, an asset is established and classified as an "interest-only strip receivable". This receivable is initially valued based on management's estimate of the anticipated discounted future cash flows retained by the Company related to the pool of securitized loans. The discount rate is a market rate based on interest rate levels at the time of completion of the transaction considering the risks inherent in the transaction.

On a quarterly basis thereafter, income generated by the interest-only strip receivable is recognized based on an "internal rate of return" (the "IRR") which during the initial reporting period after completion of the securitization is the market rate used in valuing the interest-only strip receivable. Management updates the anticipated future cash flows on a quarterly basis and determines an updated IRR based on the recorded interest-only strip receivable during the following quarter. If during any evaluation of the value of the interest-only strip receivable it is determined that the IRR is lower than a "risk free" rate for an asset of similar duration, a realized loss will be incurred which adjusts the recorded value of the interest-only strip receivable to the market value.

In addition, on a quarterly basis, the Company measures the fair value of the interest-only strip receivable based upon the future anticipated cash flows discounted to reflect the current market interest rates for investments of this type. Any appreciation (depreciation) of the interest-only strip receivable is reflected on the accompanying consolidated statements of income as an unrealized gain (loss) on investment. As of December 31, 1998 and 1997, there was an unrealized loss of $180,000 and $300,000, respectively, related to the interest-only strip receivable. During the years ended December 31, 1998 and 1997, the Company recorded an unrealized gain of $120,000 and an unrealized loss of $300,000 relating to the interest-only strip receivable.

The estimated net servicing income and the investment in the interest-only strip receivable are based in part upon management's estimate of prepayment speeds, including default rates. There can be no assurance of the accuracy of these estimates. If the prepayment speeds occur at a faster rate than anticipated, the amortization of the servicing asset will be accelerated and the value of the interest-only strip receivable will decline, accordingly total income during the period of change and subsequent periods would be reduced. If prepayments occur slower than anticipated, cash flows would exceed estimated amounts and total income during the period of change and subsequent periods would be enhanced.

Real Property Owned: Real property owned is carried at the Board of Directors' estimate of fair value, based upon appraisals and other factors.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

Mortgage-Backed Security of Affiliate: The Mortgage-backed security represents the ownership of the Class B notes of the 1998 Partnership and is valued at amortized cost which approximates fair value.

Cash equivalents: Cash equivalents are carried at value, which approximates cost.

VALUATION OF DEBT

Debt incurred by the Company is valued at cost.

PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are carried at their value, which is cost less accumulated depreciation and amortization. Depreciation and amortization are computed using accelerated and straight-line methods, with estimated useful lives ranging from five to 15 years.

NET UNREALIZED DEPRECIATION ON INVESTMENTS

Included in net unrealized depreciation on investments is valuation allowances for loans receivable and the interest-only strip receivables.

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment, without regard to unrealized gains and losses previously recognized. The gain or loss calculated also includes loans written-off or charged-down during the year and recoveries of loans written-off or charged-down in prior years.

Other changes in the value of investments are included as changes in the unrealized appreciation (depreciation) on investments in the statements of income.

Realized gains on the sale of loans are recognized based upon the difference between the sales price as adjusted for the value of the anticipated future cash values (as reduced by the effect of future credit losses) and the carrying value of the assets (including the Retained Loan Discount, if any).

INTEREST INCOME

Interest income includes income on loans and the yield on the interest-only strip receivables. Interest income on loans is accrued as earned and the accrual of interest is generally suspended when the related loan becomes 60 days past due (a "Non-accrual Loan"). Interest income on a Non-accrual Loan is recognized on the cash basis.

PREMIUM INCOME

For loans originated by the SBLC, gain on the sale of the SBA guaranteed portion of such loans to the secondary market has been adjusted to reflect a normal service fee for the future servicing rights retained by the Company. Premium income represents the differential between the value attributable to the sale of a loan to the secondary market and the principal balance (cost) of the loan in accordance with EITF 88-11. The sale price includes the value attributable to any excess servicing spread retained by the Company plus any cash received.

DEFERRED CHARGES

Costs incurred in connection with the issuance of SBA debentures and notes payable are included in deferred charges, deposits and other assets. These costs are amortized over the life of the related obligation.

FEDERAL INCOME TAXES

The Company has elected to be treated as a regulated investment company by meeting certain requirements of the Internal Revenue Code relating to the distribution of its net investment income to shareholders. Thereby the Company incurs no Federal income tax liability on such income. Based on its status as a regulated investment company, the Company may elect to retain, deem to distribute or distribute, in whole or in part, net long-term capital gains realized on the disposition of its investments.

Any dividends declared by the Company in October, November or December of any calendar year, payable to shareholders of record on a specified date in such month and actually paid during January of the following year, may be treated as if it were received by the shareholders on December 31 of the year declared.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date.

STATEMENT OF CASH FLOWS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for purposes of the consolidated statement of cash flows.

RECLASSIFICATION

Certain prior period amounts have been reclassified to conform to current year presentation.

NOTE 2. LOANS RECEIVABLE:

Loans receivable consist primarily of loans made under SBIC, SSBIC and SBLC programs established by the SBA and financings to businesses outside of the SBA loan programs.

As an SBLC, First Western originates loans which are partially guaranteed by the SBA and which are collateralized generally, with first liens on real and/or personal property of the borrower. The SBA guarantees repayment of up to 80% of the principal amount of the loans originated by First Western. First Western sells, without recourse, the guaranteed portion of its loans into the secondary market ("SBA Guaranteed Sales") while retaining the rights to service the loans. Funding for the SBA 7(a) Program depends on the annual appropriations by the U.S. Congress. At December 31, 1998, included in loans receivable are approximately $2.4 million which represents the guaranteed portion of First Western loans available for sale.

The principal balance of the loans serviced on behalf of third parties by First Western was approximately $105.8 million and $133.7 million at December 31, 1998 and 1997, respectively.

First Western's loans: (i) generally range in original principal amount from $50,000 to $1,100,000, (ii) provide for a variable rate of interest based on 1.0% to 2.75% above the then prevailing prime rate, (iii) have a term of seven to 25 years, (iv) may be prepaid without penalty and (v) require monthly payments covering accrued interest and amortization of principal based in part on the remaining useful life of the assets collateralizing the loans and on the borrowers' use of loan proceeds.

PMCIC and Western Financial originate loans that are payable in monthly installments of principal and interest based upon five to 20 year amortization periods, with the balance due at maturity. These loans are collateralized with first liens on real and/or personal property and are generally guaranteed by the principals of the borrower.

PMC originates loans to borrowers on a non-SBA supported basis, using similar criteria for loans that are funded under the SBA programs utilized by its three principal subsidiaries. These loans are: (i) to borrowers who exceed the eligibility requirements of the SBA 7(a) Program or SBIC programs, (ii) payable in monthly installments of principal and interest based upon four to 25 year amortization periods, with the balance due at maturity, (iii) generally collateralized by real estate and/or equipment, (iv) contain prepayment fees and (iv) are generally guaranteed by the principals of the borrower.

The Company's portfolio of investments consists of loans to borrowers located principally in the southern portion of the United States. The most significant concentration of retained loans were to borrowers in Texas, California, Florida and Georgia, as noted below:

                                            Percentage of Loan Portfolio
           State                                     December 31,
           -----                            ----------------------------
                                                  1998         1997
                                            ----------------------------
           Texas                                   35%          33%
           California                               8%           8%
           Florida                                  6%           4%
           Georgia                                  4%           9%
           Other                                   47%          46%
                                                 ----         ----
                                                  100%         100%
                                                 ====         ====

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 2. LOANS RECEIVABLE: (CONTINUED)

The activity in net unrealized depreciation on loans receivable is as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                            1998              1997
                                                         ----------        ----------
    Balance, beginning of period...................      $ 494,000         $ 435,000
    Provision for losses...........................        319,000           242,000
    Loans written-off..............................       (219,000)         (183,000)
                                                         ---------         ---------
    Balance, end of period.........................      $ 594,000         $ 494,000
                                                         =========         =========

Loans receivable with an aggregate retained balance of $1.6 million and $1.5 million were greater than 60 days past due, litigation against the borrowers has commenced, or the loans are in the process of liquidation at December 31, 1998 and 1997, respectively.

At December 31, 1998 and 1997, the recorded investment in loans identified as impaired in accordance with SFAS No. 114 totaled $1.8 million and $3.1 million, respectively. Of this total, at December 31, 1998 and 1997, approximately $600,000 and $1.9 million, respectively, related to loans with no valuation reserve, since the estimated fair value of the collateral for each loan exceeds the respective loan balance. Approximately $1.3 million and $1.2 million of these loans at December 31, 1998 and 1997, have a corresponding valuation allowance of $588,000 and $472,000, respectively. At December 31, 1998 and 1997, the Company has recognized $6,000 and $22,000 in valuation allowances on identified problem loans of $44,000 and $95,000, respectively, which were not deemed impaired. The Company did not recognize any material amount of interest on impaired loans during the portion of the period that they were impaired. Had these impaired loans performed in accordance with their original terms, interest income of approximately $180,000 and $264,000, respectively, would have been recognized during the years ended December 31, 1998 and 1997.

In addition to the SBA Guaranteed Sales, First Western sells through separate transactions, the unguaranteed portion of certain of its originated loans through private placements ("SBA Unguaranteed Sales"). First Western retains the right to service all such loans. The guaranteed portions are sold to either dealers in government guaranteed loans or institutional investors and certain of the unguaranteed portions have been sold in privately negotiated transactions between First Western and the purchasers.

During the year ended December 31, 1996, PMC Capital contributed approximately $45.7 million (aggregate principal balance due, including $34.4 million in loans transferred from PMCIC and Western Financial to PMC Capital) of loans to the 1996 Partnership without recourse (see Note 15). At December 31, 1998, the remaining principal balance outstanding on those loans was $16.1 million.

During November 1998, PMC Capital contributed approximately $43 million (aggregate of principal balance, including $22.3 million in loans transferred from PMCIC and Western Financial to PMC Capital) of loans to the 1998 Partnership without recourse (see Note 15). At December 31, 1998, the remaining principal balance outstanding on those loans was $41.3 million.

NOTE 3. SERVICING ASSET AND PREMIUM INCOME:

By retaining the right to service the loan, First Western earns an interest rate spread equal to the difference between the interest rate on the loan and the interest rate paid to the purchaser on the sold portion (this difference being the "Servicing Spread"). On SBA Guaranteed Sales, First Western or PMC recognizes premium income by receiving either a cash premium, an excess servicing right on the sale or a combination of these elements. On SBA Guaranteed Sales that involve receiving the maximum premium, First Western retains the minimum Servicing Spread of 1% required by SBA regulations ("SBA Minimum Servicing"). When receiving the maximum premium, PMC or First Western recognizes as premium income the difference between the amount received from the purchaser and the aggregate of the outstanding principal amount of the guaranteed portion plus any value of the Servicing Spread in excess of normal servicing fees (the "Excess Servicing Spread").

On SBA Guaranteed Sales, First Western recognizes premium income equal to the value of the Excess Servicing Spread, plus the difference, if any, between the amount received from the purchaser and the outstanding principal amount of the guaranteed portion sold as valued in accordance with EITF 88-11.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3. SERVICING ASSET AND PREMIUM INCOME: (CONTINUED)

The Board of Directors estimates the value of the Excess Servicing Spread based upon various factors including premiums realized on comparable transactions in the secondary market with a 1% servicing fee being retained, comparable market bids with normal servicing rates on SBA loans and the likelihood of prepayment. The value of the Excess Servicing Spread is recognized as premium income at the time of the sale and is concurrently capitalized as an asset on the Company's balance sheet as the Servicing Asset and the interest only strip receivable.

The activity in the servicing asset is summarized as follows:

                                                            Years Ended December 31,
                                                  --------------------------------------------
                                                      1998            1997            1996
                                                  ------------    ------------    ------------
Aggregate balance, beginning of year..........    $  1,607,000    $  1,753,000    $  7,514,000
Aggregate additions, net of allowances........         222,000         328,000         707,000
Amortization, net.............................        (499,000)       (474,000)     (1,792,000)
                                                  ------------    ------------    ------------
                                                     1,330,000       1,607,000       6,429,000
Reclassifications pursuant to SFAS No. 125,
Valuation reserves............................            --              --        (1,533,000)
Allocation to interest-only strip
receivables...................................            --              --        (3,143,000)
                                                  ------------    ------------    ------------
Aggregate balance, end of year................    $  1,330,000    $  1,607,000    $  1,753,000
                                                  ============    ============    ============

NOTE 4. PROPERTY AND EQUIPMENT:

At December 31, 1998 and 1997, property and equipment consisted of the following:

                                                         1998            1997
                                                     ------------    ------------
Furniture and equipment ..........................   $    536,000    $    392,000
Leasehold improvements ...........................           --           150,000
Automobiles ......................................         13,000          13,000
                                                     ------------    ------------
                                                          549,000         555,000
Less:accumulated depreciation ....................        321,000         318,000
                                                     ------------    ------------
                                                     $    228,000    $    237,000
                                                     ============    ============

Depreciation and amortization expense for the years ended December 31, 1998, 1997 and 1996 was approximately $151,000, $59,000 and $49,000, respectively. Included in amortization is approximately $89,000 during the year ended December 31, 1998 relating to the write-off of leasehold improvements relating to the previously occupied leased office space. The lease was terminated on January 1, 1999.

NOTE 5. NOTES PAYABLE:

PMC has a $15 million uncollateralized revolving credit facility which expires May 2000. Advances pursuant to the credit facility bear interest at the Company's option at the bank's prime rate less 50 basis points or the London Interbank Offering Rate (LIBOR) plus 175 basis points. The credit facility requires the Company to meet certain covenants, the most restrictive of which requires that the ratio of net charge-offs to net loans receivable will not exceed 2%, and the ratio of assets to senior debt (as defined in the note agreement) will not fall below 135%, as amended. At December 31, 1998 and 1997, the Company had no amounts outstanding pursuant to this credit facility and the Company was in compliance with all covenants of this facility. PMC has $35 million in outstanding debt pursuant to private placements of uncollateralized notes. These borrowings have been utilized to fund commitments of the non-SBA lending program. The notes require the Company to meet certain covenants (terms are as defined in the applicable note agreement), the most restrictive of which require; (i) that net loans receivable exceed 150% of senior funded debt, (ii) the increase in the Company's loan valuation reserve for any 12 month period must not exceed 3% of net loans receivable and (iii) the Company's consolidated earnings plus interest expense must exceed 150% of interest expense. At December 31, 1998, the Company was in compliance with all of the covenants of these

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5. NOTES PAYABLE: (CONTINUED)

notes. At December 31, 1998 and 1997 outstanding uncollateralized notes were as follows:

                                       Interest                                        Final
                  Date                   Rate                  Amount                 Maturity
            -----------------       --------------         --------------        -----------------
              July 19, 1993               7.20%            $20,000,000(2)         July 19, 2001
            December 15, 1993             6.97%              5,000,000           December 15, 2002
              April 19, 1995              8.60%              5,000,000            April 19, 2003
              April 19, 1995        LIBOR +1.3%(1)           5,000,000            April 19, 2004
                                                           -----------
                                                           $35,000,000
                                                           ===========

         (1)      Reset quarterly, 6.52% at December 31, 1998.
         (2)      Payable in three equal annual installments commencing July
                  19, 1999.

         Principal payments required on the notes at December 31, 1998, are as follows:

                      Year Ending
                      December 31,                Amount
                      ------------            ------------
                        1999                  $  6,666,667
                        2000                     6,666,667
                        2001                     6,666,666
                        2002                     5,000,000
                        2003                     5,000,000
                        2004                     5,000,000
                                              ------------
                                              $ 35,000,000
                                              ============

NOTE 6. SBA DEBENTURES PAYABLE:

Debentures payable represent amounts due to the SBA as a result of borrowing made pursuant to the SBIA.

At December 31, 1998, the maturities, interest rates and principal payments on the SBA debentures were as follows:

           Maturity Date (1)           Interest Rate            Amount
           -----------------           -------------        ------------
           August 18, 1999                  8.125%          $ 1,000,000
           September 1, 1999                8.800%            2,500,000
           December 1, 1999             (2) 8.600%              650,000
           January 2, 2000                  7.875%            3,000,000
           March 1, 2000                    9.350%            1,000,000
           June 1, 2000                 (2) 9.300%              300,000
           June 1, 2000                     9.300%            2,000,000
           June 1, 2000                 (3) 9.300%            1,030,000
           September 1, 2000                9.600%            4,310,000
           December 1, 2002             (2) 7.510%              510,000
           September 1, 2004            (4) 5.200%            3,000,000
           September 1, 2004                8.200%            3,000,000
           March 1, 2005                (5) 4.840%            3,000,000
           June 1, 2005                 (6) 3.690%            5,000,000
           September 1, 2005            (7) 3.875%            7,000,000
           September 1, 2006                7.590%            2,490,000
                                                            -----------
                                                            $39,790,000
                                                            ===========

         (1) During the year ended December 31, 1998 and 1997, the Company paid off $1,500,000 and $3,280,000, respectively, in debentures payable at their maturity. Total debentures outstanding at December 31, 1997 were $41,290,000.

         (2) During April 1995, the Company assumed $2,260,000 in SBA debentures from a non-affiliated small business investment corporation in exchange for loans receivable of $2,109,062 and cash of $150,938.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6. SBA DEBENTURES PAYABLE: (CONTINUED)

                  The loans acquired were initially originated by the Company and a portion sold to the non-affiliated small business investment corporation. All of these loans were purchased at par and were performing according to their terms at the time of reacquisition.

         (3) During May 1996, the Company assumed $1,030,000 in SBA debentures from a non-affiliated SBIC in exchange for loans receivable of approximately $200,000 and cash of approximately $900,000. The loans acquired were initially originated by the Company and a portion sold to the non-affiliated SBIC.

                  All of these loans were purchased at par and were performing according to their terms at the time of reacquisition.

         (4) The interest rate will increase to 8.200% in September 1999 until maturity.

         (5) The interest rate will increase to 7.840% in March 2000 until maturity.

         (6) The interest rate will increase to 6.690% in June 2000 until maturity.

         (7) The interest rate will increase to 6.875% in September 2000 until maturity.

NOTE 7. COMMITMENTS AND CONTINGENCIES:

OPERATING LEASES

During 1991, the Company entered into an agreement to lease its corporate office space for a 15 year period from a corporation, a majority of whose principals are officers and directors of the Company. Leasehold improvements of $150,000 were paid to the corporation for costs incurred during the build-out of the leased premises. The lease had been amended to allow the Company to terminate such lease without penalty upon 60 days written notice to the corporation. During September 1998, the Company exercised the option to terminate the Lease effective January 1, 1999.

In September 1998, the Company entered into a five year lease for office space commencing December, 1998. The Company may at its option, renew the term of the lease for two additional five year periods. At December 31, 1998, the Company has additional agreements to lease office space in Phoenix, Arizona; and Atlanta, Georgia. Rental expense amounted to approximately $244,000, $229,000 and $213,000 during the years ended December 31, 1998, 1997 and 1996, respectively.

Future minimum lease payments at December 31, 1998 are as follows:

                      Year Ending
                      December 31,                      Amount
                      ------------                    ----------
                          1999                        $  284,000
                          2000                           284,000
                          2001                           284,000
                          2002                           284,000
                          2003                           284,000
                       Thereafter                         24,000
                                                      ----------
                                                      $1,444,000
                                                      ==========

LOAN COMMITMENTS

Loan commitments outstanding at December 31, 1998, to various prospective small business companies, including the unfunded portion of projects in the construction phase, amounted to approximately $57.3 million. Of these commitments, $16.7 million are for loans to be originated by First Western, a portion of which will be sold pursuant to SBA Guaranteed Sales. These commitments are made in the ordinary course of the Company's business and in management's opinion, are generally on the same terms as those to existing borrowers. Commitments to extend credit are agreements to lend to a customer provided that the terms established in the contract are met.
Commitments generally have fixed expiration dates and require payment of a fee. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7. COMMITMENTS AND CONTINGENCIES: (CONTINUED)

EMPLOYMENT AGREEMENTS

The Company has employment contracts with certain of its officers and/or employees for terms expiring June 2001. Annual remuneration during the term of the contracts do not exceed $315,000 for any one individual. Future minimum payments under these contracts are as follows:

                      Year Ending
                      December 31,                      Amount
                      ------------                    ----------
                          1999                        $1,442,000
                          2000                         1,442,000
                          2001                           721,000
                                                      ----------
                                                      $3,605,000
                                                      ==========

During the years ended December 31, 1998, 1997 and 1996 compensation to officers was approximately $1,503,000, $1,639,000 and $1,382,000, respectively.

LITIGATION

In the normal course of business, the Company is subject to various proceedings and claims, the resolution of which will not, in management's opinion, have a material adverse effect on the Company's consolidated financial position or results of operations.

NOTE 8. CREDIT AND INTEREST RATE RISK:

In connection with First Western's structured sales of the unguaranteed portion of SBA loans and the structured sale of loans during 1998, the Company is subject to credit risk. Pursuant to the structured sales, the investors' protection from losses is provided by: (i) the subordination of the Company's right to receive payment on loans receivable (aggregating approximately $443,000 at December 31, 1998), (ii) the subordination of the interest-only strip receivable related to the Company's right to receive the Servicing Spread on those loans sold in the securitizations (valued at $2,691,000 at December 31, 1998, included in interest-only strip receivable on the accompanying balance sheet) and (iii) the subordination of Class B certificate held by PMC Capital with a value of approximately $2.2 million, (iv) the investment in the 1998 Partnership with a value of $5.5 million and (v) cash deposits provided by the Company. At December 31, 1998, approximately $2.3 million of cash deposits held by the Company in interest bearing accounts were restricted.

Impairment of the interest-only strip receivable is measured based on its fair value. In measuring impairment at December 31, 1998 and 1997, the servicing portfolio was evaluated based upon the predominant risk characteristics which the Company has determined to be prepayment and payment default risks. The Company evaluated the serviced portfolio for both the interest-only strip receivable related to SBA Guaranteed Sales, the sale of the unguaranteed portion of SBA loans in 1994 and 1997 (the "SBA Unguaranteed Sales") and the structured sale in 1998. Based upon current prepayment assumptions, estimates of default rates and a discount factor considering the current interest rate environment, the Company has recorded an unrealized gain and unrealized loss of $120,000 and $300,000 during the years ended December 31, 1998 and 1997, respectively. At December 31, 1998 and 1997, the net unrealized loss related to the interest-only strip receivables was $180,000 and $300,000, respectively.

In connection with the Company's investment in the Limited Partnerships, all payments of principal and interest on the loans contributed to the Limited Partnerships are to be deposited with the respective trustee and are used to pay the respective noteholders the required monthly principal and interest then due on the notes pursuant to the respective Trust Indenture (as defined below) prior to releasing any excess funds to the Limited Partnerships free and clear of the respective Trust Indenture. The Limited Partnerships' obligations to the respective noteholders are also collateralized by: (i) the differential between the outstanding principal balance remaining due on the underlying loans held by the Limited Partnerships and the balance due the respective noteholders, (ii) the reserve account established to provide liquidity to the noteholders ( the "Reserve Account") and (iii) money held in the operating accounts of the Limited Partnerships to the extent they are restricted pursuant to the terms of the respective Trust Indenture established by the noteholders, the Company and the Limited Partnerships (the "Trust Indenture"). The Trust Indenture provides for several covenants which would require, under certain circumstances, that the excess cash , after payment of the required principal and interest to the respective partnership noteholders (the "Excess Cash"), be retained in the Reserve Account until the covenants are in compliance. Of the assets of the Limited Partnerships at December 31, 1998, approximately $93,000 was Excess Cash which was distributed to the Company in January 1999.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 8. CREDIT AND INTEREST RATE RISK: (CONTINUED)

The Company has a fundamental policy that requires investment of at least 25% of its total assets in the lodging industry, and allows investment of up to 100% of total assets in this industry. At December 31, 1998 and 1997, loans to businesses in the lodging industry comprised 61% and 59% of its total assets, respectively, and 85% and 77% of its loans receivable, net, respectively. There can be no assurance that the Company will continue to experience the positive results it has historically achieved from these lending activities or that market conditions will enable the Company to maintain or increase this level of loan concentration. Any economic factors that negatively impact the lodging industry could have a material adverse effect on the business of the Company. Additionally, loans to businesses located in Texas currently comprise approximately 35% of the Company's outstanding loan portfolio. A decline in economic conditions in Texas may adversely affect the Company.

Net income of the Company is effected by the spread between the rate at which it borrows funds and the rate at which it loans these funds. A significant portion of the portfolios of PMC Capital, Western Financial and PMCIC have typically been long-term and at fixed rates and the borrowed funds of these companies are typically long-term and at fixed rates. PMCIC, Western Financial and PMC have also originated variable-rate loans which were part of the structured securitization and sale which was completed in November 1998 with a variable interest rate. First Western originates variable-rate loans and has utilized equity capital of PMC Capital and structured sales of loans to obtain funds necessary to originate loans. If the yield on loans originated by the Company with funds obtained from borrowings or the issuance of preferred stock fails to cover the cost of such funds, the Company's cash flow will be reduced. During periods of changing interest rates, interest rate mismatches could negatively impact the Company's net income, dividend yield and the market price of the Common Stock. Most of the fixed-rate loans that the Company originates have prepayment penalties. At present interest rate levels or if interest rates continue to decline, the Company may experience significant prepayments. Such prepayments, as well as scheduled repayments, are likely to be reloaned or invested at lower rates, which may have an adverse effect on the Company's ability to maintain dividend distributions at existing levels.

NOTE 9. CUMULATIVE PREFERRED STOCK OF CONSOLIDATED SUBSIDIARY:

PMCIC has outstanding 30,000 shares of $100 par value, 3% cumulative preferred stock (the "3% Preferred Stock") and 40,000 shares of $100 par value, 4% cumulative preferred stock (the "4% Preferred Stock"). The 3% Preferred Stock and the 4% Preferred Stock (collectively the "Preferred Stock") are held by the SBA pursuant to the SBIA.

PMCIC is entitled to redeem, in whole or in part, the 3% Preferred Stock by paying 35% of the par value of these securities plus dividends accumulated and unpaid on the date of redemption. While the 3% Preferred Stock may be redeemed, redemption is not mandatory. Dividends of approximately $90,000 on the 3% Preferred Stock were recognized during each of the years ended December 31, 1998, 1997 and 1996.

The 4% Preferred Stock was issued during 1994 ($2,000,000) and 1995 ($2,000,000), and must be redeemed at par no later than 15 years from the date of issuance. Dividends of approximately $160,000 were recognized on the 4% Preferred Stock during each of the years ended December 31, 1998, 1997 and 1996, respectively.

Neither series of Preferred Stock has any preemptive or conversion rights. The Preferred Stock provides for a liquidation preference in the amount of $100 per share plus accrued and unpaid dividends.

NOTE 10. SHAREHOLDERS' EQUITY:

The Company has a dividend reinvestment and cash purchase plan (the Plan) for up to 1,000,000 shares of common stock. As amended, effective March 1998, participants in the Plan have the option to reinvest all or a portion of dividends received plus an optional cash purchase of up to $5,000 per month. The purchase price of the shares is the average of the high and low price of the common stock as published for the five trading days immediately prior to the dividend record date or prior to the optional cash payment purchase date, whichever is applicable. During the years ended December 31, 1998, 1997 and 1996, the Company issued 198,329; 468,706; and 291,042; shares of common stock pursuant to the Plan for proceeds (through cash and the reinvestment of dividends) of approximately $2.8 million; $6.4 million; and $3.7 million, respectively.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11. EARNINGS PER COMMON SHARE COMPUTATIONS:

The computations of basic earnings per common share are based on the weighted average number of shares outstanding of the Company. For the purposes of determining the diluted earnings per share, there was no change in the weighted average shares outstanding for the effect of stock options during the years ended December 31, 1998 and 1997 since the stock options were anti-dilutive. Earnings are defined as the net operating income and realized and unrealized gain (loss) on investments and are reduced by the preferred stock dividend requirements of PMCIC. Preferred stock dividend requirements were approximately $250,000 during each of the years ended December 31, 1998, 1997 and 1996. The weighted average number of shares used in the computations of basis earnings per common share were 11.8 million, 11.4 million and 11.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.

NOTE 12. BORROWER ADVANCES:

The Company finances several projects during the construction phase. At December 31, 1998, the Company was in the process of funding approximately $18.4 million in construction projects, of which $10.9 million in funding remained. As part of the monitoring process to verify that the borrowers' cash equity is utilized for its intended purpose, the Company deposits amounts received from the borrowers and releases the funds upon presentation of appropriate supporting documentation. The Company had approximately $1.6 million and $1.7 million in funds held on behalf of borrowers at December 31, 1998 and 1997, respectively, which is included as a liability in the accompanying consolidated balance sheets.

NOTE 13. PROFIT SHARING PLAN:

The Company has a profit sharing plan available to its full-time employees after one year of employment. Vesting increases ratably to 100% after the sixth year of employment. Pursuant to the profit sharing plan, the Company has expensed approximately $243,000, $243,000 and $217,000 during the years ended December 31, 1998, 1997 and 1996, respectively. Contributions to the profit sharing plan are at the discretion of the Board of Directors.

NOTE 14. RELATED PARTY TRANSACTIONS:

Pursuant to agreements between PMC Capital and its wholly owned subsidiaries, during the three years ended December 31, 1998, PMC provided certain services to the subsidiaries at no cost. These services and costs include salaries, rent and other general corporate expenses. However, PMC retains all cash premiums on First Western's SBA Guaranteed Sales ($769,000, $1,991,000, and $1,937,000 during the years ended December 31, 1998, 1997 and 1996, respectively) as compensation for these services and for working capital provided by PMC Capital to First Western.

Pursuant to SBA rules and regulations, distributions of the net assets of the Company's wholly-owned regulated investment company subsidiaries are limited. As of December 31, 1998 and 1997, the amount of dividends available for distribution were approximately $1.9 million and $0.7 million, respectively. See the accompanying consolidating financial statements.

Pursuant to the investment management agreements entered into between PMC Commercial and PMC Advisers, fees of between 0.875% and 1.67%, annually, are charged by the Company based upon the average principal outstanding of the Company's loans. In addition, during 1996 the investment management agreement was amended to include compensation to PMC Advisers for its assistance in the issuance of PMC Commercial's debt and equity securities. During 1998, a second investment management agreement was entered into which provides a fee to be paid to the PMC Advisers for providing services relating to the supervision of leases entered into by PMC Commercial and charged a fee relating to the acquisition by

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 15. UNCONSOLIDATED WHOLLY OWNED ENTITIES:

PMC Commercial of limited service hospitality properties. Fees for the three years in the period ended December 31, 1998 were as follows:

                                                          Years Ended December 31,
                                                --------------------------------------------
         Type of Fee                                1998            1997           1996
         -----------                            ------------    ------------    ------------
                                                               (In thousands)

Loan servicing and origination fee              $      1,789    $      1,662    $      1,310
Lease supervision                                        218
Issuance of equity capital                              --              --               251
Structured financing                                     167            --              --
Property acquisition                                     466            --              --
                                                ------------    ------------    ------------
                                                $      2,640    $      1,622    $      1,561
                                                ============    ============    ============

As described in Note 1, the consolidated financial statements include the accounts of PMC and its wholly owned regulated investment company subsidiaries. The accounts of PMC Advisers, PMC Funding Corp., the 1996 Partnership and the 1998 Partnership(the "Unconsolidated Entities") are accounted for by the equity method of accounting in conformity with Federal securities law.

PMC Advisers. PMC Capital allocates overhead to PMC Advisers to the extent that PMC Advisers utilizes the staff and facilities of PMC Capital. The overhead allocated during the years ended December 31, 1998, 1997 and 1996, was $1,470,000, $1,603,000, and $1,571,000 respectively. These amounts are included in Other income, net, on the accompanying consolidated statements of income. In no event will the allocated expenses exceed the income available from the operations of PMC Advisers.

PMC Funding Corp. PMC Funding Corporation is a corporation that holds assets on behalf of the Company. PMC Funding Corp. owns a 99% limited partnership interest in Asset Management Series A, L.L.C. The accounts of Asset Investments Series A, L.L.C., have been consolidated with PMC Funding Corp.

PMC Capital Limited Partnership. On November 13, 1996, the 1996 Partnership (a newly formed special purpose affiliate of the Company) completed a private placement of approximately $40.7 million of its Loan-Backed Fixed Rate Notes, Series 1996-A (the "1996 Notes"). The 1996 Notes, issued at par, which have a stated maturity in 2011 and bear interest at the rate of 6.725% per annum, are collateralized by loans contributed by PMC Capital to the 1996 Partnership. In connection with this private placement, the 1996 Notes were given a rating of "Aa2" by Moody's Investors Service. The terms of the 1996 Notes provide that the partners of the 1996 Partnership are not liable for any payment on the 1996 Notes. Accordingly, the 1996 Partnership has the exclusive obligation for the repayment of the 1996 Notes, and the holders of the 1996 Notes have no recourse to PMC Capital or its other subsidiaries or their assets in the event of nonpayment of the loans. The net proceeds from the issuance of the 1996 Notes were distributed to PMC Capital. The net effect of the contributed loans less the distributed funds comprises the limited partners capital on the condensed combining balance sheet. PMC Capital either directly or indirectly owns 100% of the 1996 Partnership.

PMC Capital L.P. 1998-1. On November 24, 1998, the 1998 Partnership (a newly formed special purpose affiliate of the Company) completed a private placement of approximately $39.6 million of its Loan-Backed Variable Rate Notes, Series 1998-1 (the "1998 Notes"). The 1998 Notes, issued at par, which have a stated maturity in 2021 and bear interest at the prime rate as published in the Wall Street Journal (adjusted quarterly) less 1%, are collateralized by loans contributed by PMC Capital to the 1998 Partnership. In connection with this private placement, the Notes were given a rating of "Aaa" by Moody's Investors Service. The terms of the 1998 Notes provide that the partners of the 1998 Partnership are not liable for any payment on the 1998 Notes. Accordingly, the 1998 Partnership has the exclusive obligation for the repayment of the 1998 Notes, and the holders of the 1998 Notes have no recourse to PMC Capital or its other subsidiaries or their assets in the event of nonpayment of the loans. The net proceeds from the issuance of the 1998 Notes were distributed to PMC Capital. The net effect of the contributed loans less the distributed funds comprises the partners capital on the following condensed combining balance sheet.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PMC Capital either directly or indirectly owns 100% of the 1998 Partnership.

NOTE 15. UNCONSOLIDATED WHOLLY OWNED ENTITIES: (CONTINUED)

The following are condensed combined financial statements of the Unconsolidated Entities as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998:


                       CONDENSED COMBINED BALANCE SHEETS
                                 (In thousands)

                                                                   DECEMBER 31,
                                                          ----------------------------
                                                              1998            1997
                                                          ------------    ------------
ASSETS
Investments at value:
Loans receivable, net .................................   $     61,768    $     33,975
Cash equivalents ......................................             64              37
Restricted investments and real property owned ........          9,096           2,686
                                                          ------------    ------------
                                                                70,928          36,698
Other assets ..........................................          1,673           1,762
                                                          ------------    ------------
Total assets ..........................................   $     72,601    $     38,460
                                                          ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Notes payable .........................................   $     57,053    $     29,007
Other liabilities .....................................          2,618           1,656
                                                          ------------    ------------
                                                                59,671          30,663
                                                          ------------    ------------
OWNERS' EQUITY:
Common Stock and additional paid-in capital ...........            526             477
Partners' Capital .....................................         12,740           7,726
Retained deficit ......................................           (336)           (406)
                                                          ------------    ------------
                                                                12,930           7,797
                                                          ------------    ------------
Total liabilities and owners' equity ..................   $     72,601    $     38,460
                                                          ============    ============

                    CONDENSED COMBINED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (In thousands)

                                               1998           1997           1996
                                           ------------   ------------   ------------
INCOME:
Investment income ......................   $      4,536   $      5,021   $        714
Other income, net ......................          1,677          1,716            173
                                           ------------   ------------   ------------
Total income ...........................          6,213          6,737            887
                                           ------------   ------------   ------------
EXPENSES:
Interest ...............................          1,833          2,287            362
General and administrative expenses ....          1,756          1,890            156
                                           ------------   ------------   ------------
Total expense ..........................          3,589          4,177            518
                                           ------------   ------------   ------------
NET INCOME .............................   $      2,624   $      2,560   $        369
                                           ============   ============   ============

NOTE 16. STOCK BASED COMPENSATION PLAN:

During fiscal year 1998 and 1997 the Company granted stock options under the PMC Capital, Inc. 1997 Non-Employee Director Stock Option Plan and the PMC Capital, Inc. 1997 Employee Stock Option Plan (collectively, the "Plan") it sponsored. The Company applies the Accounting Principles Board Opinion No. 25 and related interpretations in accounting for the Plan. In 1995, SFAS No. 123 "Accounting for Stock-Based compensation" ("SFAS No. 123") was issued which, if fully adopted by the Company, would change the methods the Company applies in recognizing the cost of the Plan. Adoption of the cost recognition provisions of SFAS No. 123 is optional and the Company has decided not to elect these provisions of SFAS No. 123. However, pro-forma disclosures as if the Company adopted the cost recognition provisions of SFAS No. 123 are required by SFAS No. 123 and are presented below.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 16. STOCK BASED COMPENSATION PLAN: (CONTINUED)

Under the Plan, the Company is authorized to issue 6% of the then outstanding shares of Common Stock pursuant to "Awards" granted as incentive stock options (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended) to employees and non-qualified stock options to employees and non-employee directors.

STOCK OPTIONS

The Company granted stock options during the years ended December 31, 1998 and 1997 to certain employees and directors. The stock options granted all have contractual terms of five years. All of the options granted to the employees and directors have an exercise price equal to the fair market value of the stock at grant date. The range of options granted during the years ended December 31, 1998 and 1997 was from $13.56 to $14.31. The options granted vest 100% on the first anniversary of the date of grant.

                                                                       1998                          1997
                                                           --------------------------      ------------------------
                                                           NUMBER OF         WEIGHTED      NUMBER OF       WEIGHTED
                                                            SHARES            AVERAGE        SHARES        AVERAGE
                                                           UNDERLYING        EXERCISE      UNDERLYING      EXERCISE
                                                            OPTIONS           PRICES        OPTIONS         PRICES
                                                           ----------        --------      ----------      --------
        Outstanding January 1.......................         86,755           $ 14.21          --              n/a
        Granted.....................................         51,000           $ 14.07        86,755         $14.21
        Exercised...................................           --                 --           --              n/a
        Forfeited and expired.......................          2,900           $ 14.13          --              n/a
                                                            -------                          ------

        Outstanding December 31.....................        134,855           $ 14.18        86,755         $14.21
                                                            =======           =======        ======         ======

        Exercisable at December 31..................         86,455           $ 14.21          --              n/a
                                                            =======           =======        ======         ======

        Weighted-average fair value of
           options granted during the year..........                 $ 0.78                          $ 0.54
                                                                     ======                          ======

The weighted-average remaining term of the options outstanding as of December 31, 1998 is 3.81 years. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for grants during the years ended December 31, 1998 and 1997:

           ASSUMPTION                  1998       1997
           ----------                 ------     ------
           Expected Term (years)        3.0        3.0
           Risk-Free Interest Rate     5.55%      6.17%
           Expected Dividend Yield     8.80%      8.77%
           Expected Volatility        15.63%     11.41%

PRO-FORMA NET INCOME AND EARNINGS PER COMMON SHARE

Had the compensation cost for the Company's stock-based compensation plans been determined consistent with SFAS No. 123, the Company's net income and earnings per common share for the years ended December 31, 1998 and 1997 would approximate the pro forma amounts below (in thousands, except per share data):

                                              DECEMBER 31, 1998            DECEMBER 31, 1997
                                         --------------------------     -------------------------
                                         AS REPORTED      PRO FORMA     AS REPORTED     PRO FORMA
                                         -----------      ---------     -----------     ---------
        SFAS No. 123 Charge                $  --           $    44         $  --         $    25
        APB 25 Charge                      $  --           $  --           $  --         $  --
        Net Income                         $13,949         $13,905         $15,622       $15,597
        Basic and Diluted
          Earnings Per Common Share        $  1.16         $  1.16         $  1.35       $  1.35


The effects of applying SFAS No. 123 in this pro forma disclosure are not indicative of future amounts.

                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                       CONSOLIDATING FINANCIAL STATEMENTS


To the Board of Directors
PMC Capital, Inc.:

In our opinion, the accompanying consolidating balance sheet and related consolidating statements of income, cash flows and shareholders' equity is fairly stated, in all material respects, in relation to the consolidated financial statements, taken as a whole, of PMC Capital, Inc. and subsidiaries for the year ended December 31, 1998, which are covered by our report dated March 4, 1999 presented on page F-4 of this Form 10-K. Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. This information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements.

                                           PRICEWATERHOUSECOOPERS LLP


March 4, 1999
Dallas, Texas

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            CONSOLIDATED
                                                                               BEFORE       PMC
                                                                 ELIMINATION ELIMINATION  CAPITAL,
                                                    CONSOLIDATED   ENTRIES     ENTRIES      INC.
                                                    ------------  ---------   ---------  ---------
                          ASSETS

INVESTMENTS AT VALUE, SEE ACCOMPANYING SCHEDULE:
  Loans receivable, net ............................  $ 116,711   $      --   $ 116,711  $  43,387
  Cash equivalents .................................     18,489          --      18,489     10,430
  Investment in unconsolidated subsidiaries ........     12,930     (23,291)     36,221     36,221
  Interest-only strip receivables ..................      4,168          --       4,168      1,477
  Restricted investments ...........................      2,525          --       2,525         --
  Mortgage-backed security of affiliate ............      2,168          --       2,168      2,168
  Real property owned ..............................        109          --         109         --
                                                      ---------   ---------   ---------  ---------

Total investments ..................................    157,100     (23,291)    180,391     93,683
                                                      ---------   ---------   ---------  ---------

OTHER ASSETS:
  Receivable for loans sold ........................        156          --         156         12
  Due from unconsolidated subsidiaries .............      2,579     (15,178)     17,757     17,692
  Servicing asset ..................................      1,330          --       1,330         --
  Deferred charges, deposits and other assets ......      1,140          --       1,140        270
  Accrued interest receivable ......................        581          --         581        202
  Cash .............................................        235          --         235        109
  Property and equipment, net ......................        228          --         228        228
                                                      ---------   ---------   ---------  ---------

Total other assets .................................      6,249     (15,178)     21,427     18,513
                                                      ---------   ---------   ---------  ---------

TOTAL ASSETS .......................................  $ 163,349   $ (38,469)  $ 201,818  $ 112,196
                                                      =========   =========   =========  =========



             LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  SBA debentures payable ...........................  $  39,790   $      --   $  39,790  $      --
  Notes payable ....................................     35,000          --      35,000     35,000
  Accounts payable .................................      1,728          --       1,728         52
  Dividends payable ................................      3,020          --       3,020      2,957
  Borrower advances ................................      1,598          --       1,598        356
  Accrued interest payable .........................      1,264          --       1,264        430
  Due to unconsolidated subsidiaries ...............          1     (15,178)     15,179          2
  Deferred fee revenue .............................        666          --         666        428
  Other liabilities ................................      1,131          --       1,131        820
                                                      ---------   ---------   ---------  ---------

Total liabilities ..................................     84,198     (15,178)     99,376     40,045
                                                      ---------   ---------   ---------  ---------

Cumulative preferred stock of subsidiary ...........      7,000       3,000       4,000         --
                                                      ---------   ---------   ---------  ---------

SHAREHOLDERS' EQUITY:
  Cumulative preferred stock of subsidiary, 3% .....         --      (3,000)      3,000         --
  Common stock .....................................        118         (22)        140        118
  Additional paid-in capital .......................     71,312     (22,373)     93,685     71,312
  Undistributed net operating income ...............      1,495      (1,896)      3,391        721
  Net unrealized depreciation on investments .......       (774)         --        (774)        --
                                                      ---------   ---------   ---------  ---------

                                                         72,151     (27,291)     99,442     72,151
  Less treasury stock ..............................         --       1,000      (1,000)        --
                                                      ---------   ---------   ---------  ---------

Total shareholders' equity .........................     72,151     (26,291)     98,442     72,151
                                                      ---------   ---------   ---------  ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .........  $ 163,349   $ (38,469)  $ 201,818  $ 112,196
                                                      =========   =========   =========  =========

NET ASSET VALUE PER COMMON SHARE ...................  $    6.10
                                                      =========

                                                           FIRST         WESTERN
                                                       WESTERN SBLC,    FINANCIAL          PMC
                                                         INC. AND        CAPITAL        INVESTMENT
                                                       SUBSIDIARIES    CORPORATION      CORPORATION
                                                       ------------    -----------      -----------
                          ASSETS

INVESTMENTS AT VALUE, SEE ACCOMPANYING SCHEDULE:
  Loans receivable, net ............................   $  8,923         $ 21,232          $ 43,169
  Cash equivalents .................................      2,099            3,882             2,078
  Investment in unconsolidated subsidiaries ........         --               --                --
  Interest-only strip receivables ..................      2,691               --                --
  Restricted investments ...........................      2,311               --               214
  Mortgage-backed security of affiliate ............         --               --                --
  Real property owned ..............................          9               55                45
                                                       --------         --------          --------

Total investments ..................................     16,033           25,169            45,506
                                                       --------         --------          --------

OTHER ASSETS:
  Receivable for loans sold ........................        144               --                --
  Due from unconsolidated subsidiaries .............         --               --                65
  Servicing asset ..................................      1,330               --                --
  Deferred charges, deposits and other assets ......        328              170               372
  Accrued interest receivable ......................         25              103               251
  Cash .............................................         59               27                40
  Property and equipment, net ......................          0               --                --
                                                       --------         --------          --------

Total other assets .................................      1,886              300               728
                                                       --------         --------          --------

TOTAL ASSETS .......................................   $ 17,919         $ 25,469          $ 46,234
                                                       ========         ========          ========



             LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  SBA debentures payable ...........................   $     --         $ 15,790          $ 24,000
  Notes payable ....................................         --               --                --
  Accounts payable .................................      1,646               29                 1
  Dividends payable ................................         --               --                63
  Borrower advances ................................        389              358               495
  Accrued interest payable .........................         20              416               398
  Due to unconsolidated subsidiaries ...............     13,780              120             1,277
  Deferred fee revenue .............................         18              113               107
  Other liabilities ................................        279                9                23
                                                       --------         --------          --------

Total liabilities ..................................     16,132           16,835            26,364
                                                       --------         --------          --------

Cumulative preferred stock of subsidiary ...........         --               --             4,000
                                                       --------         --------          --------

SHAREHOLDERS' EQUITY:
  Cumulative preferred stock of subsidiary, 3% .....         --               --             3,000
  Common stock .....................................         --               21                 1
  Additional paid-in capital .......................      2,000            7,934            12,439
  Undistributed net operating income ...............      1,043              697               930
  Net unrealized depreciation on investments .......       (256)             (18)             (500)
                                                       --------         --------          --------

                                                          2,787            8,634            15,870
  Less treasury stock ..............................     (1,000)              --                --
                                                       --------         --------          --------

Total shareholders' equity .........................      1,787            8,634            15,870
                                                       --------         --------          --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .........   $ 17,919         $ 25,469          $ 46,234
                                                       ========         ========          ========

NET ASSET VALUE PER COMMON SHARE ...................


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                   THESE CONSOLIDATING FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                          CONSOLIDATED            FIRST        WESTERN
                                                                             BEFORE      PMC   WESTERN SBLC,  FINANCIAL      PMC
                                                             ELIMINATION  ELIMINATION  CAPITAL,  INC. AND      CAPITAL    INVESTMENT
                                               CONSOLIDATED    ENTRIES      ENTRIES      INC.  SUBSIDIARIES  CORPORATION CORPORATION
                                               ------------    -------      -------      ----  ------------  ----------- -----------
INVESTMENT INCOME:
  Interest ....................................   $ 17,214    $     --      $ 17,214    $  5,567   $  2,354    $  3,236    $  6,057
  Premium income ..............................        776          --           776         769          7          --          --
  Other investment income, net ................        807          --           807         351         66         212         178
                                                  --------    --------      --------    --------   --------    --------    --------

Total investment income .......................     18,797          --        18,797       6,687      2,427       3,448       6,235

Other income, net .............................      2,893          --         2,893       2,425        194          99         175
Equity in income (loss) of subsidiaries .......      2,624      (9,399)       12,023      12,023         --          --          --
                                                  --------    --------      --------    --------   --------    --------    --------

Total income ..................................     24,314      (9,399)       33,713      21,135      2,621       3,547       6,410
                                                  --------    --------      --------    --------   --------    --------    --------

EXPENSES:
  Interest ....................................      5,467          --         5,467       2,774         10       1,400       1,283
  Salaries and related benefits ...............      3,965          --         3,965       3,965         --          --          --
  General and administrative ..................        821          --           821         644         64          46          67
  Profit sharing plan .........................        243          --           243         243         --          --          --
  Rent ........................................        244          --           244         244         --          --          --
  Legal and Accounting ........................        182          --           182         180          1           1          --
  Small Business Administration fees ..........        106          --           106          --          4          36          66
  Directors and shareholders expense ..........         63          --            63          61          2          --          --
                                                  --------    --------      --------    --------   --------    --------    --------

Total expense .................................     11,091          --        11,091       8,111         81       1,483       1,416
                                                  --------    --------      --------    --------   --------    --------    --------


Net operating income ..........................     13,223      (9,399)       22,622      13,024      2,540       2,064       4,994
                                                  --------    --------      --------    --------   --------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Loans written-off .........................       (219)         --          (219)         --        (57)        (99)        (63)
    Sale of assets ............................        925          --           925         925         --          --          --
    Change in unrealized appreciation
      (depreciation) on investments ...........         20          --            20          --        216          91        (287)
                                                  --------    --------      --------    --------   --------    --------    --------

                                                       726          --           726         925        159          (8)       (350)
                                                  --------    --------      --------    --------   --------    --------    --------

NET OPERATING INCOME AND REALIZED AND
  UNREALIZED GAIN (LOSS) ON INVESTMENTS .......   $ 13,949    $ (9,399)     $ 23,348    $ 13,949   $  2,699    $  2,056    $  4,644
                                                   ========    ========      ========    ========   ========    ========    ========

PREFERRED DIVIDEND ............................   $    250    $   (250)     $    500    $    250   $     --    $     --    $    250
                                                  ========    ========      ========    ========   ========    ========    ========

BASIC AND DILUTED EARNINGS PER COMMON SHARE ...   $   1.16
                                                  ========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                   THESE CONSOLIDATING FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                 CONSOLIDATING STATEMENT OF SHAREHOLDERS' EQUITY
                                December 31, 1998
                                 (IN THOUSANDS)


                                                                                 ADDITIONAL  UNDISTRIBUTED
                                                          PREFERRED    COMMON     PAID-IN    NET OPERATING
                                                          STOCK, 3%    STOCK      CAPITAL      INCOME
                                                          ---------   --------    --------    --------
PMC CAPITAL, INC

        BALANCES, JANUARY 1, 1998 ......................   $     --   $    116    $ 68,555    $  1,495

        Net income .....................................         --         --          --      13,949
        Preferred dividend of consolidated subsidiary ..         --         --          --        (250)
        Dividend reinvestment plan,  198,329 shares ....         --          2       2,757          --
        Dividends on common stock ......................         --         --          --     (14,473)
                                                           --------   --------    --------    --------

        BALANCES, DECEMBER 31, 1998 ....................   $     --   $    118    $ 71,312    $    721
                                                           ========   ========    ========    ========

FIRST WESTERN SBLC, INC. AND SUBSIDIARY

        BALANCES, JANUARY 1, 1998 ......................   $     --   $     --    $  2,000    $    960

        Net income .....................................         --         --          --       2,483
        Dividends to parent company ....................         --         --          --      (2,400)
                                                           --------   --------    --------    --------

        BALANCES, DECEMBER 31, 1998 ....................   $     --   $     --    $  2,000    $  1,043
                                                           ========   ========    ========    ========

WESTERN FINANCIAL CAPITAL CORPORATION

        BALANCES, JANUARY 1, 1998 ......................   $     --   $     21    $  7,934    $    257

        Net income .....................................         --         --          --       1,965
        Dividends to parent company ....................         --         --          --      (1,525)
                                                           --------   --------    --------    --------

        BALANCES, DECEMBER 31, 1998 ....................   $     --   $     21    $  7,934    $    697
                                                           ========   ========    ========    ========

PMC INVESTMENT CORPORATION

        BALANCES, JANUARY 1, 1998 ......................   $  3,000   $      1    $ 12,439    $    275

        Net income .....................................         --         --          --       4,931
        Dividends to parent company ....................         --         --          --      (4,026)
        Dividends, preferred ...........................         --         --          --        (250)
                                                           --------   --------    --------    --------

        BALANCES, DECEMBER 31, 1998 ....................   $  3,000   $      1    $ 12,439    $    930
                                                           ========   ========    ========    ========

ELIMINATION ADJUSTMENTS
        Equity in income of subsidiaries ...............         --         --          --      (9,399)
        Dividends to parent ............................         --         --          --       7,951
        Preferred dividend of consolidated subsidiary ..         --         --          --         250
        Stock of subsidiaries ..........................     (3,000)       (22)    (22,373)         --
        Undistributed earnings of subsidiaries .........         --         --          --        (698)
                                                           --------   --------    --------    --------

                                                             (3,000)       (22)    (22,373)     (1,896)
                                                           --------   --------    --------    --------


CONSOLIDATED ...........................................   $     --   $    118    $ 71,312    $  1,495
                                                           ========   ========    ========    ========

                                                            NET
                                                         UNREALIZED
                                                         APPRECIATION                        TOTAL
                                                        (DEPRECIATION)      TREASURY      SHAREHOLDERS'
                                                        ON INVESTMENTS        STOCK          EQUITY
                                                        --------------        -----          ------
PMC CAPITAL, INC

        BALANCES, JANUARY 1, 1998 ......................  $     --          $      --       $ 70,166

        Net income .....................................        --                 --         13,949
        Preferred dividend of consolidated subsidiary ..        --                 --           (250)
        Dividend reinvestment plan,  198,329 shares ....        --                 --          2,759
        Dividends on common stock ......................        --                 --        (14,473)
                                                          --------          ---------       --------

        BALANCES, DECEMBER 31, 1998 ....................  $     --          $      --       $ 72,151
                                                          ========          =========       ========

FIRST WESTERN SBLC, INC. AND SUBSIDIARY

        BALANCES, JANUARY 1, 1998 ......................  $   (472)         $  (1,000)      $  1,488

        Net income .....................................       216                 --          2,699
        Dividends to parent company ....................        --                 --         (2,400)
                                                          --------          ---------       --------

        BALANCES, DECEMBER 31, 1998 ....................  $   (256)         $  (1,000)      $  1,787
                                                          ========          =========       ========

WESTERN FINANCIAL CAPITAL CORPORATION

        BALANCES, JANUARY 1, 1998 ......................  $   (109)         $      --       $  8,103

        Net income .....................................        91                 --          2,056
        Dividends to parent company ....................        --                 --         (1,525)
                                                          --------          ---------       --------

        BALANCES, DECEMBER 31, 1998 ....................  $    (18)         $      --       $  8,634
                                                          ========          =========       ========

PMC INVESTMENT CORPORATION

        BALANCES, JANUARY 1, 1998 ......................  $   (213)         $      --       $ 15,502

        Net income .....................................      (287)                --          4,644
        Dividends to parent company ....................        --                 --         (4,026)
        Dividends, preferred ...........................        --                 --           (250)
                                                          --------          ---------       --------

        BALANCES, DECEMBER 31, 1998 ....................  $   (500)         $      --       $ 15,870
                                                          ========          =========       ========

ELIMINATION ADJUSTMENTS
        Equity in income of subsidiaries ...............        --                 --         (9,399)
        Dividends to parent ............................        --                 --          7,951
        Preferred dividend of consolidated subsidiary ..        --                 --            250
        Stock of subsidiaries ..........................        --              1,000        (24,395)
        Undistributed earnings of subsidiaries .........        --                 --           (698)
                                                          --------          ---------       --------

                                                                --              1,000        (26,291)
                                                          --------          ---------       --------


CONSOLIDATED ...........................................  $   (774)         $      --       $ 72,151
                                                          ========          =========       ========


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                    THESE CONSOLIDATING FINANCIAL STATEMENTS.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                           CONSOLIDATED
                                                                                              BEFORE
                                                                              ELIMINATION   ELIMINATION   PMC CAPITAL,
                                                              CONSOLIDATED      ENTRIES       ENTRIES        INC.
                                                              ------------    -----------   -----------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net operating income and realized and
    unrealized gain (loss) on investments ..................     $ 13,949      $ (9,399)     $ 23,348      $ 13,949
  Adjustments to reconcile net operating
    income and realized and unrealized gain
    (loss) on investments to net cash
    provided by operating activities:
        Loans funded, held for sale ........................       (7,407)           --        (7,407)           --
        Proceeds from sale of guaranteed loans .............        9,978            --         9,978            --
        Change in unrealized depreciation on
            investments and loans written-off ..............          199            --           199            --
        Unrealized premium income, net .....................           (7)           --            (7)           --
        Depreciation and amortization ......................        1,340            --         1,340           107
        Accretion of loan discount and deferred fees .......       (1,163)           --        (1,163)         (277)
        Deferred fees collected ............................           91            --            91            28
        (Gain) loss on sale of assets ......................         (928)           --          (928)         (925)
        Equity in income of subsidiaries, net ..............       (2,624)           --        (2,624)       (2,624)
       Net change in operating assets and liabilities:
           Accrued interest receivable .....................           29            --            29            35
           Other assets ....................................          338            --           338           106
           Accrued interest payable ........................          (52)           --           (52)           (1)
           Borrower advances ...............................          (81)           --           (81)          299
           Other liabilities ...............................       (1,610)           --        (1,610)           66
                                                                 --------      --------      --------      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES ..................       12,052        (9,399)       21,451        10,763
                                                                 --------      --------      --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Loans funded .............................................      (59,043)           --       (59,043)      (29,723)
  Principal collected and other adjustments ................       24,661            --        24,661        13,535
  Proceeds from interest-only strip receivable .............          792            --           792            --
  Proceeds from unconsolidated subsidiary ..................           --
  Purchase of furniture and fixtures and other
     assets ................................................         (146)           --          (146)         (144)
  Purchase of mortgage-backed security of affiliate ........       (2,168)           --        (2,168)       (2,168)
  Proceeds from sale of assets .............................          301            --           301       (22,289)
  Proceeds from partnership distributions ..................        3,012         3,012            --            --
  Release of (investment in) restricted cash ...............          273            --           273            --
  Advances to (from) parent company ........................       (1,555)       (3,840)        2,285         2,285
  Investment in unconsolidated subsidiary ..................       (3,253)        9,399       (12,652)      (12,652)
                                                                 --------      --------      --------      --------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ........      (37,126)        8,571       (45,697)      (51,156)
                                                                 --------      --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock ..................        2,061            --         2,061         2,061
   Proceeds from unconsolidated subsidiary .................       40,876            --        40,876        40,876
   Payment of dividends to parent ..........................           --        (3,012)        3,012        10,962
   Payment of dividends on common stock ....................      (14,771)           --       (14,771)      (14,771)
   Payment of dividends on preferred stock .................         (250)           --          (250)           --
   Payment of SBA debentures ...............................       (1,500)           --        (1,500)           --
   Advances to (from) parent company........................           --         3,840        (3,840)           --
   Payment of issuance costs on notes and debentures .......         (119)           --          (119)           (4)
                                                                 --------      --------      --------      --------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ........       26,297           828        25,469        39,124
                                                                 --------      --------      --------      --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS .......        1,223            --         1,223        (1,269)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ...............       17,502            --        17,502        11,808
                                                                 --------      --------      --------      --------

CASH AND CASH EQUIVALENTS, END OF YEAR .....................     $ 18,725      $     --      $ 18,725      $ 10,539
                                                                 ========      ========      ========      ========

SUPPLEMENTAL DISCLOSURE:
   Interest paid ...........................................     $  5,474      $     --      $  5,474      $  2,731
                                                                 ========      ========      ========      ========

   Dividends reinvested ....................................     $    700      $     --      $    700      $    700
                                                                 ========      ========      ========      ========

   Reclassification from loans receivable
     to real property owned ................................     $    109      $     --      $    109      $     --
                                                                 ========      ========      ========      ========

   Loans contributed to unconsolidated subsidiary, net .....     $ 43,144      $     --      $ 43,144      $ 43,144
                                                                 ========      ========      ========      ========

                                                                 FIRST        WESTERN
                                                              WESTERN SBLC,   FINANCIAL        PMC
                                                                INC., AND      CAPITAL      INVESTMENT
                                                               SUBSIDIARY    CORPORATION   CORPORATION
                                                                --------      --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net operating income and realized and
    unrealized gain (loss) on investments ..................    $  2,699      $  2,056      $  4,644
  Adjustments to reconcile net operating
    income and realized and unrealized gain
    (loss) on investments to net cash
    provided by operating activities:
        Loans funded, held for sale ........................      (7,407)           --            --
        Proceeds from sale of guaranteed loans .............       9,978            --            --
        Change in unrealized depreciation on
            investments and loans written-off ..............        (159)            8           350
        Unrealized premium income, net .....................          (7)           --            --
        Depreciation and amortization ......................       1,091            58            84
        Accretion of loan discount and deferred fees .......        (255)         (200)         (431)
        Deferred fees collected ............................          23            16            24
        (Gain) loss on sale of assets ......................          (8)           (7)           12
        Equity in income of subsidiaries, net ..............          --            --            --
       Net change in operating assets and liabilities:
           Accrued interest receivable .....................         (13)           21           (14)
           Other assets ....................................         155            37            40
           Accrued interest payable ........................          (5)          (50)            4
           Borrower advances ...............................         (75)          146          (451)
           Other liabilities ...............................      (1,437)         (208)          (31)
                                                                --------      --------      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES ..................       4,580         1,877         4,231
                                                                --------      --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Loans funded .............................................      (3,174)      (12,027)      (14,119)
  Principal collected and other adjustments ................         816         4,954         5,356
  Proceeds from interest-only strip receivable .............         792            --            --
  Proceeds from unconsolidated subsidiary ..................
  Purchase of furniture and fixtures and other
     assets ................................................          --            --            (2)
  Purchase of mortgage-backed security of affiliate ........          --            --            --
  Proceeds from sale of assets .............................         104         7,961        14,525
  Proceeds from partnership distributions ..................          --            --            --
  Release of (investment in) restricted cash ...............         283            --           (10)
  Advances to (from) parent company ........................          --            --            --
  Investment in unconsolidated subsidiary ..................          --            --            --
                                                                --------      --------      --------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ........      (1,179)          888         5,750
                                                                --------      --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock ..................          --            --            --
   Proceeds from unconsolidated subsidiary .................          --            --            --
   Payment of dividends to parent ..........................      (2,400)       (1,525)       (4,025)
   Payment of dividends on common stock ....................          --            --            --
   Payment of dividends on preferred stock .................          --            --          (250)
   Payment of SBA debentures ...............................          --        (1,500)           --
   Advances to (from) parent company........................          62           124        (4,026)
   Payment of issuance costs on notes and debentures .......          --           (65)          (50)
                                                                --------      --------      --------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ........      (2,338)       (2,966)       (8,351)
                                                                --------      --------      --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS .......       1,063          (201)        1,630

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ...............       1,095         4,110           489
                                                                --------      --------      --------

CASH AND CASH EQUIVALENTS, END OF YEAR .....................    $  2,158      $  3,909      $  2,119
                                                                ========      ========      ========

SUPPLEMENTAL DISCLOSURE:
   Interest paid ...........................................    $     14      $  1,451      $  1,278
                                                                ========      ========      ========

   Dividends reinvested ....................................    $     --      $     --      $     --
                                                                ========      ========      ========

   Reclassification from loans receivable
     to real property owned ................................    $      9      $     55      $     45
                                                                ========      ========      ========

   Loans contributed to unconsolidated subsidiary, net .....    $     --      $     --      $     --
                                                                ========      ========      ========


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                    THESE CONSOLIDATED FINANCIAL STATEMENTS.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the General Partner
PMC Capital Limited Partnership:

In our opinion, the accompanying statements of assets, liabilities and partners' capital and the related statements of income, partners' capital and cash flows present fairly, in all material respects, the financial position of PMC Capital Limited Partnership at December 31, 1998 and 1997 and the results of its operations and cash flows for each of the two years in the period ended December 31, 1998 and for the period from November 8, 1996 (inception) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                          PRICEWATERHOUSECOOPERS LLP

March 4, 1999
Dallas, Texas

                        PMC CAPITAL LIMITED PARTNERSHIP
            STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
                                 (In thousands)

                                                                            December 31,
                                                                    ----------------------------
                                                                        1998            1997
                                                                    ------------    ------------
                        ASSETS

Investments at value:
  Loans receivable, net .........................................   $     20,513    $     33,975
  Restricted investments - money market funds and cash ..........          2,408           2,219
                                                                    ------------    ------------
                                                                          22,921          36,194
                                                                    ------------    ------------
Other assets:
  Due from affiliates ...........................................              5              15
  Deferred borrowing costs ......................................            162             296
  Accrued interest receivable ...................................            104             189
                                                                    ------------    ------------
Total other assets ..............................................            271             500
                                                                    ------------    ------------
Total assets ....................................................   $     23,192    $     36,694
                                                                    ============    ============

           LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Notes payable .................................................   $     16,070    $     28,866
  Accrued interest payable ......................................             91             164
  Other liabilities .............................................            190             141
  Due to affiliates .............................................           --                46
                                                                    ------------    ------------
Total liabilities ...............................................         16,351          29,217
                                                                    ------------    ------------
Commitments and contingencies

Partners' capital:
  General Partner's interest ....................................             (2)              4
  Limited Partner's interest ....................................          6,843           7,473
                                                                    ------------    ------------
                                                                           6,841           7,477
                                                                    ------------    ------------
Total liabilities and partners' capital .........................   $     23,192    $     36,694
                                                                    ============    ============

The accompanying notes are an integral part of these financial statements.

                        PMC CAPITAL LIMITED PARTNERSHIP
                              STATEMENTS OF INCOME
                                (IN THOUSANDS)


                                                                                November 8,
                                                  Years Ended December 31,    1996 (Inception)
                                                ---------------------------    to December 31,
                                                    1998            1997           1996
                                                ------------    ------------    ------------
Investment income:
Interest ....................................   $      3,443    $      4,823    $        599
Other investment income, net ................            619             197             111
                                                ------------    ------------    ------------
Total investment income .....................          4,062           5,020             710
                                                ------------    ------------    ------------
Expenses:
Interest ....................................          1,537           2,287             362
General and administrative ..................            148             125              20
                                                ------------    ------------    ------------
Total expenses ..............................          1,685           2,412             382
                                                ------------    ------------    ------------
Net income ..................................   $      2,377    $      2,608    $        328
                                                ============    ============    ============

  The accompanying notes are an integral part of these financial statements.

                        PMC CAPITAL LIMITED PARTNERSHIP
                        STATEMENTS OF PARTNERS' CAPITAL
         PERIOD FROM NOVEMBER 8, 1996 (INCEPTION) TO DECEMBER 31, 1998
                                 (In thousands)

                                                             Limited        General
                                                            Partner's      Partner's
                                                            Interest        Interest         Total
                                                          ------------    ------------    ------------
Balance, November 8, 1996 (inception) .................   $       --      $       --      $       --

Limited Partner's contribution of loans receivable
and other assets ......................................         45,681            --            45,681

General Partner's cash contribution ...................           --                10              10

Net income ............................................            325               3             328

Partnership distributions .............................        (37,801)             (2)        (37,803)
                                                          ------------    ------------    ------------
Balance, December 31, 1996 ............................          8,205              11           8,216

Net income ............................................          2,582              26           2,608

Partnership distributions .............................         (3,314)            (33)         (3,347)
                                                          ------------    ------------    ------------
Balance, December 31, 1997 ............................          7,473               4           7,477

Net income ............................................          2,353              24           2,377

Partnership distributions .............................         (2,983)            (30)         (3,013)
                                                          ------------    ------------    ------------
Balance, December 31, 1998 ............................   $      6,843    $         (2)   $      6,841
                                                          ============    ============    ============


  The accompanying notes are an integral part of these financial statements.

                        PMC CAPITAL LIMITED PARTNERSHIP
                            STATEMENTS OF CASH FLOWS
                                 (In thousands)


                                                                                                           NOVEMBER 8,
                                                                       YEARS ENDED DECEMBER 31,          1996 (INCEPTION)
                                                                      --------------------------         TO DECEMBER 31,
                                                                        1998             1997                 1996
                                                                      --------          --------         ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                          $  2,377          $  2,608          $         328
  Adjustments to reconcile net income
    to net cash provided by operating activities:
        Amortization                                                       134                99                     16
        Accretion of loan discount and deferred fees                      (225)             (207)                   (28)
        Net change in operating assets and liabilities:
            Accrued interest receivable                                     85                50                   (239)
            Other assets and liabilities                                    49               152                    (11)
            Accrued interest payable                                       (73)              (69)                   233
                                                                      --------          --------                -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                2,347             2,633                    299
                                                                      --------          --------                -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Principal collected and other adjustments                             13,687             8,037                  3,904
  Release of (investment in) restricted cash                              (189)            3,225                 (5,444)
                                                                      --------          --------                -------
Net cash provided by (used in) investing activities                     13,498            11,262                 (1,540)
                                                                      --------          --------                -------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of notes payable                                --                --                   40,183
   Proceeds from issuance of general partnership interest                 --                --                       10
   Partner distributions                                                (3,013)           (3,347)               (37,803)
   Payment on notes payable                                            (12,796)          (11,317)                  --
   Advances from (to) affiliates, net                                      (36)              774                   (743)
   Payment of issuance costs on notes                                     --                  (5)                  (406)
                                                                      --------          --------                -------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                    (15,845)          (13,895)                 1,241
                                                                      --------          --------                -------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      --                --                     --

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              --                --                     --
                                                                      --------          --------                -------
CASH AND CASH EQUIVALENTS, END OF YEAR                                $   --            $   --                     --
                                                                      ========          ========                =======
Supplemental disclosure:

   Loans contributed from limited partner                             $   --            $   --                  $45,145
                                                                      ========          ========                =======


 The accompanying notes are an integral part of these financial statements.

                        PMC CAPITAL LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BUSINESS:

         PMC Capital Limited Partnership ("the Partnership") was formed as a Delaware limited partnership in November 1996 to act as a special purpose affiliate of PMC Capital, Inc. ("PMC Capital"), the 99% limited partner. PMC Capital is a diversified, closed-end management investment company that has elected to operate as a business development company under the Investment Company Act of 1940. PMC engages in the business of originating loans to small businesses either directly or through its three principal subsidiaries. The Partnership was established to acquire loans from PMC Capital and to issue fixed-rate debt through a private placement. PMC Capital is either directly or indirectly the sole partner of the Partnership.

         PMC Capital Corp. is a Delaware corporation formed in November 1996 to be the independent trustee of the general partner of the Partnership. PMC Trust 1996-A is a Delaware business trust formed in November 1996 to be the general partner (1% ownership) of the Partnership.

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         VALUATION OF INVESTMENTS

         Loans receivable are carried at amortized cost which is the loan principal balance less deferred fees and discounts, unless there is doubt as to the realization of the loan (a "Problem Loan"). A valuation reserve is established for a Problem Loan based on the creditor's payment history, collateral value, guarantor support and other factors.

         Loans, including impaired loans, are generally classified as non-accrual if they are past due as to maturity or payment of principal or interest for a period of more than 60 days. If a loan or a portion of a loan is classified as doubtful or is partially reserved or charged-off, the loan is classified as non-accrual. Loans that are on a current payment status or past due less than 60 days may also be classified as non-accrual if repayment in full of principal and/or interest is in doubt.

         Deferred fees consist of non-refundable fees less direct loan origination costs. These fees are being recognized over the expected life of the related loan as an adjustment of yield.

         REALIZED GAIN (LOSS) ON INVESTMENTS

         Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment, without regard to unrealized gains and losses previously recognized. The gain or loss calculated also includes loans written-off or charged-down during the year and recoveries of loans written-off or charged-down in prior years.

         INTEREST INCOME

         Interest income on loans is accrued as earned. The accrual of interest is generally suspended when the related loan becomes 60 days past due ("Non-accrual Loan"). Interest income on a Non-accrual Loan is recognized on the cash basis.

                        PMC CAPITAL LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

         DEFERRED BORROWING COSTS

         Costs incurred in connection with the issuance of notes payable are included in deferred borrowing costs. These costs are amortized over the estimated life of the related obligation.

         STATEMENT OF CASH FLOWS

         The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for purposes of the statement of cash flows.

         RECLASSIFICATION

         Certain prior period amounts have been reclassified to conform to current year presentation.

NOTE 2.  LOANS RECEIVABLE:

         On November 13, 1996, PMC Capital contributed approximately $45.7 million of loans (the "Contributed Loans") to the Partnership without recourse to PMC Capital.

         At December 31, 1998 and 1997 their was no recorded investment in loans identified as impaired.

         The Company's portfolio of investments consists of loans to borrowers located principally in the southern portion of the United States. The most significant concentration of loans were as noted below:

                                                 Percentage of Loan Portfolio
               State                                     December 31,
               -----                             ----------------------------
                                                      1998          1997
                                                     ------        ------

               Texas                                   39%           37%
               Arizona                                 11%            7%
               Virginia                                 8%            5%
               Tennessee                                8%            5%
               Florida                                  5%            9%
               Other                                   29%           37%
                                                      ---           ---
                                                      100%          100%
                                                      ===           ===

         There were no loans receivable; (i) greater than 60 days past due,
         (ii) on which litigation against the borrowers had commenced, or (iii) which were in the process of liquidation at December 31, 1998 and 1997.


NOTE 3.  CREDIT RISK:

         At December 31, 1998 and 1997 loans to businesses in the lodging industry comprised 96% and 93% of loans receivable and 85% and 88% of total assets, respectively. There can be no assurance that the Partnership will experience the positive results which PMC Capital has historically achieved from these lending activities. Any economic factors that negatively impact the lodging industry could have a material adverse effect on the business of the Partnership. Additionally, at December 31, 1998 loans to businesses located in Texas and Arizona comprised approximately 39% and 11%, respectively, of the Partnership's outstanding loan portfolio. No other state had a concentration greater than 10%. A decline in economic conditions in any of these states may adversely affect the Partnership.

                        PMC CAPITAL LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4.  NOTES PAYABLE:

         On November 13, 1996, the Partnership completed a private placement of approximately $40.7 million of its Loan-Backed Fixed Rate Notes, Series 1996-A (the "Notes"). The Notes, issued at par, which have a stated maturity in 2005 and bear interest at the rate of 6.725% per annum, are collateralized by the loans contributed by PMC Capital to the Partnership. In connection with this private placement, the Notes were given a rating of "Aa2" by Moody's Investors Service. The Partnership has the exclusive obligation for the repayment of the Notes, and the holders of the Notes have no recourse to PMC Capital or its other subsidiaries or their assets in the event of nonpayment of the loans. Required principal payments to the noteholders are based upon the collection of principal on the Contributed Loans. All principal collected on the Contributed Loans during the monthly period (as defined in the Trust Indenture) are used to make the required principal payment on the first business day of the following month. As of December 31, 1998 and 1997, the balance outstanding on the notes payable were $16,070,000 and $28,866,000, respectively.

NOTE 5.  PARTNERS' CAPITAL:

         The net proceeds from the issuance of the Notes (approximately $37.5 million before giving effect to payment of offering costs of approximately $396,000 and after giving effect to the funding of a $2.04 million reserve fund held by the trustee as collateral) were distributed to PMC Capital. Pursuant to an agreement between PMC Capital and PMC Trust 1996-A, PMC Trust 1996-A waived any rights it had under the partnership agreement to receive any portion of such distribution.

NOTE 6.  FAIR VALUES OF FINANCIAL INSTRUMENTS:

         The estimates of fair value as required by Statement of Financial Accounting Standards ("SFAS") No. 107 differ from the value of the financial assets and liabilities determined by the General Partner primarily as a result of the effects of discounting future cash flows. Considerable judgement is required to interpret market data and develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Partnership could realize in a current market exchange or the amount that ultimately will be realized by the Partnership upon maturity or disposition.

         The estimated fair values of the Partnership's financial instruments pursuant to SFAS No. 107 are as follows:

                                                     1998                        1997
                                           ------------------------    ------------------------
                                                         Estimated                   Estimated
                                            Carrying       Fair        Carrying        Fair
                                             Amount        Value        Amount         Value
                                           ----------    ----------    ----------    ----------
                                                               (in thousands)
Assets:
Loans receivable, net                      $   20,513    $   20,908    $   33,975    $   34,749
Restricted investments                          2,408         2,408         2,219         2,219

Liabilities:
Notes payable                                  16,070        16,192        28,866        29,075

         Loans receivable, net: The estimated fair value for all fixed rate loans is estimated by discounting the estimated cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and maturities. The impact of delinquent loans on the estimation of the fair values described above is not considered to have a material effect and accordingly, delinquent loans have been disregarded in the valuation methodologies employed.

                        PMC CAPITAL LIMITED PARTNERSHIP
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6.  FAIR VALUES OF FINANCIAL INSTRUMENTS: (CONTINUED)

         Restricted investments : The carrying amount is a reasonable estimation of fair value.

         Notes payable: The estimated fair value is based on present value calculation using prices of the same or similar instruments after considering risk, current interest rates and remaining maturities.

NOTE 7.  RELATED PARTY TRANSACTIONS:

         At December 31, 1998 and 1997, the balance in due from affiliates of $5,000 and $15,000, respectively, were the result of payments on the Partnership's loans receivable deposited directly by borrowers into an affiliate's operating bank account. These balances were transferred to the appropriate company subsequent to the respective year end.

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the General Partner
PMC Capital, L.P. 1998-1:

In our opinion, the accompanying statement of assets, liabilities and partners' capital and the related statements of income, partners' capital and cash flows present fairly, in all material respects, the financial position of PMC Capital, L.P. 1998-1 at December 31, 1998 and the results of its operations and cash flows for the period from October 23, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


                                       PRICEWATERHOUSECOOPERS LLP

March 4, 1999
Dallas, Texas

                            PMC CAPITAL, L.P. 1998-1
             STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
                                 (IN THOUSANDS)

                                                                December 31,
                                                                    1998
                                                                ------------

                                    ASSETS
Investments at value:
  Loans receivable, net ....................................     $41,255
  Restricted investments - money market funds and cash .....       5,898
                                                                 -------
                                                                  47,153
                                                                 -------
Other assets:
  Accrued interest receivable ..............................         168
                                                                 -------
Total other assets .........................................         168
                                                                 -------
Total assets ...............................................     $47,321
                                                                 =======
                       LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Notes payable ............................................     $40,983
  Accrued interest payable .................................         239
  Due to affiliates ........................................         450
                                                                 -------
Total liabilities ..........................................      41,672
                                                                 -------
Commitments and contingencies

Partners' capital:
  General Partner's interest ...............................          --
  Limited Partner's interest ...............................       5,649
                                                                 -------
                                                                   5,649
                                                                 -------
Total liabilities and partners' capital ....................     $47,321
                                                                 =======

   The accompanying notes are an integral part of these financial statements.

                            PMC CAPITAL, L.P. 1998-1
                              STATEMENT OF INCOME
                                 (IN THOUSANDS)

                                              October 23,
                                            1998 (Inception)
                                            to December 31,
                                                1998
                                            ----------------
Investment income:
  Interest ................................     $421
  Other investment income, net ............       53
                                                ----
Total investment income ...................      474
                                                ----
Expenses:
  Interest ................................      296
                                                ----
Total expenses ............................      296
                                                ----
Net  income ...............................     $178
                                                ====

  The accompanying notes are an integral part of these financial statements.

                            PMC CAPITAL, L.P. 1998-1
                         STATEMENT OF PARTNERS' CAPITAL
         PERIOD FROM OCTOBER 23, 1998 (INCEPTION) TO DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                            Limited       General
                                                            Partner's     Partner's
                                                            Interest      Interest       Total
                                                            ---------     ---------    --------
Balance, October 23, 1998 (inception) .................     $     --      $     --     $     --

Limited Partner's contribution of loans receivable
     and other assets, net ............................       46,347            --       46,347

Partnership distributions .............................      (40,876)           --      (40,876)

Net income ............................................          178            --          178
                                                            --------      --------     --------
Balance, December 31, 1998 ............................     $  5,649      $     --     $  5,649
                                                            ========      ========     ========

  The accompanying notes are an integral part of these financial statements.

                           PMC CAPITAL, L.P. 1998-1
                            STATEMENT OF CASH FLOWS
                                (IN THOUSANDS)


                                                             October 23,
                                                          1998 (Inception)
                                                           to December 31,
                                                               1998
                                                          ----------------
Cash flows from operating activities:
  Net income ..........................................     $    178
  Adjustments to reconcile net income
    to net cash provided by operating activities:
        Net change in operating assets and liabilities:
            Accrued interest receivable ...............         (168)
            Accrued interest payable ..................          239
                                                            --------
Net cash provided by operating activities .............          249
                                                            --------
Cash flows from investing activities:
  Principal collected and other adjustments ...........        1,889
  Investment in restricted cash .......................       (5,898)
                                                            --------
Net cash used in investing activities .................       (4,009)
                                                            --------
Cash flows from financing activities:
   Proceeds from issuance of notes payable ............       41,861
   Payment on notes payable ...........................         (878)
   Partner distributions ..............................      (40,876)
   Partner contributions ..............................        3,203
   Advances from affiliates, net ......................          450
                                                            --------
Net cash provided by  financing activities ............        3,760
                                                            --------
Net increase (decrease) in cash and cash equivalents ..           --

Cash and cash equivalents, beginning of period ........           --
                                                            --------
Cash and cash equivalents, end of year ................     $     --
                                                            ========
Supplemental disclosure:

   Loans contributed from limited partner .............     $ 43,144
                                                            ========

   The accompanying notes are an integral part of these financial statements.

                            PMC CAPITAL L.P. 1998-1
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BUSINESS:

         PMC Capital L.P. 1998-1 ("the Partnership") was formed as a Delaware limited partnership in October 1998 to act as a special purpose affiliate of PMC Capital, Inc. ("PMC Capital"), the 99.9% limited partner. PMC Capital is a diversified, closed-end management investment company that has elected to operate as a business development company under the Investment Company Act of 1940. PMC engages in the business of originating loans to small businesses either directly or through its three principal subsidiaries. The Partnership was established to acquire loans from PMC Capital and to issue variable-rate debt through a private placement. PMC Capital is either directly or indirectly the sole partner of the Partnership.

         PMC Capital Corp. 1998-1 is a Delaware corporation formed in October 1998 to be the General Partner (0.1% ownership) of the Partnership.

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         VALUATION OF INVESTMENTS

         Loans receivable are carried at amortized cost which is the loan principal balance, unless there is doubt as to the realization of the loan (a "Problem Loan"). A valuation reserve is established for a Problem Loan based on the creditor's payment history, collateral value, guarantor support and other factors.

         Loans, including impaired loans, are generally classified as non-accrual if they are past due as to maturity or payment of principal or interest for a period of more than 60 days. If a loan or a portion of a loan is classified as doubtful or is partially reserved or charged-off, the loan is classified as non-accrual. Loans that are on a current payment status or past due less than 60 days may also be classified as non-accrual if repayment in full of principal and/or interest is in doubt.

         REALIZED GAIN (LOSS) ON INVESTMENTS

         Realized gains or losses are measured by the difference between the proceeds from the sale and the cost basis of the investment, without regard to unrealized gains and losses previously recognized. The gain or loss calculated also includes loans written-off or charged-down during the year and recoveries of loans written-off or charged-down in prior years.

         INTEREST INCOME

         Interest income on loans is accrued as earned. The accrual of interest is generally suspended when the related loan becomes 60 days past due ("Non-accrual Loan"). Interest income on a Non-accrual Loan is recognized on the cash basis.

                            PMC CAPITAL L.P. 1998-1
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

         STATEMENT OF CASH FLOWS

         The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents for purposes of the statement of cash flows.

NOTE 2.  LOANS RECEIVABLE:

         On November 24, 1998, PMC Capital either contributed or sold the aggregate amount of $43.4 million of loans (the "Partnership Loans") to the Partnership without recourse to PMC Capital.

         At December 31, 1998 their were no recorded investment in loans identified as impaired.

         The Company's portfolio of investments consists of loans to borrowers located principally in the southern portion of the United States. The most significant concentration of loans were as noted below:

                                                 Percentage of Loan Portfolio
               State                                  December 31, 1998
               -----                             ----------------------------

               Texas                                          23%
               Arizona                                         9%
               South Carolina                                  7%
               Georgia                                         7%
               Other                                          54%
                                                             ---
                                                             100%
                                                             ===

         There were no loans receivable; (i) greater than 60 days past due,
         (ii) on which litigation against the borrowers had commenced, or (iii) which were in the process of liquidation at December 31, 1998.


NOTE 3.  CREDIT RISK:

         At December 31, 1998 loans to businesses in the lodging industry comprised 73% of loans receivable and 64% of total assets. There can be no assurance that the Partnership will experience the positive results which PMC Capital has historically achieved from these lending activities. Any economic factors that negatively impact the lodging industry could have a material adverse effect on the business of the Partnership. Additionally, at December 31, 1998 loans to businesses located in Texas comprised approximately 23% of the Partnership's outstanding loan portfolio. No other state had a concentration greater than 10%. A decline in economic conditions in Texas may adversely affect the Partnership.

                            PMC CAPITAL L.P. 1998-1
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4.  NOTES PAYABLE:

         On November 24, 1998, the Partnership completed a private placement of approximately $39.6 million of its Loan-Backed Adjustable Rate Class-A Notes, (the "Class-A Notes") and $2.2 million of its Loan-Backed Adjustable Rate Class-B Notes (the "Class-B Notes", and together with the Class-A Notes, the "Notes"). The Class-A Notes and the Class-B Notes, issued at par, which have a stated maturity in 2021 and bear interest at the prime rate less 1.0% and 0.9%, respectively, are collateralized by the loans contributed by PMC Capital to the Partnership. In connection with this private placement, the Class-A Notes and the Class-B Notes were given a rating of "Aaa" and "A1", respectively, by Moody's Investors Service. The Class-B Notes were purchased by PMC Capital, Inc., the limited partner of the Partnership. The Partnership has the exclusive obligation for the repayment of the Notes, and the holders of the Notes have no recourse to PMC Capital or its other subsidiaries or their assets in the event of nonpayment of the loans. Required principal payments to the noteholders are based upon the collection of principal on the Partnership Loans. All principal collected on the Partnership Loans during the monthly period (as defined in the Trust Indenture) are used to make the required principal payment on the first business day of the following month.

NOTE 5.  PARTNERS' CAPITAL:

         The net proceeds from the issuance of the Notes (approximately $39.8 million prior to the payment of issuance costs of approximately $500,000 and the funding of a $2.6 million reserve fund held by the trustee as collateral) were distributed to PMC Capital.

NOTE 6.  FAIR VALUES OF FINANCIAL INSTRUMENTS:

         The estimates of fair value as required by Statement of Financial Accounting Standards ("SFAS") No. 107 do not differ from the value of the financial assets and liabilities determined by the General Partner primarily as a result of the recent completion of the asset purchase at fair value and the portfolio assets having variable rates of interest. Considerable judgement is required to interpret market data and develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Partnership could realize in a current market exchange or the amount that ultimately will be realized by the Partnership upon maturity or disposition.

         The estimated fair values of the Partnership's financial instruments pursuant to SFAS No. 107 are as follows:

                                                         1998
                                              --------------------------
                                                               Estimated
                                              Carrying           Fair
                                               Amount            Value
                                              --------         ---------
                                                   (in thousands)
           Assets:
              Loans receivable, net           $ 41,255         $ 41,255
              Restricted investments             5,898            5,898

           Liabilities:
              Notes payable                     40,983           40,983

         Loans receivable, net: The estimated fair value for all loans is estimated by discounting the estimated cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and maturities. The impact of delinquent loans on the estimation of the fair values described above is not considered to have a material effect and accordingly, delinquent loans have been disregarded in the valuation methodologies employed.

                            PMC CAPITAL L. P. 1998-1
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6.  FAIR VALUES OF FINANCIAL INSTRUMENTS: (CONTINUED)

         Restricted investments : The carrying amount is a reasonable estimation of fair value.

         Notes payable: The estimated fair value is based on present value calculation using prices of the same or similar instruments after considering risk, current interest rates and remaining maturities.

NOTE 7.  RELATED PARTY TRANSACTIONS:

         At December 31, 1998, the balance in due to affiliates of $450,000 was a result of interest transferred to the Partnership relating to loans receivable. These balances will be repaid subsequent to year end.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                           JUNE 30,       DECEMBER 31,
                                                                             1999            1998
                                                                           ---------      ------------
                                                                         (UNAUDITED)
                                  ASSETS
INVESTMENTS AT VALUE:
  Loans receivable, net ..............................................     $  73,087      $ 116,711
  Cash equivalents ...................................................        56,187         18,489
  Investment in unconsolidated subsidiaries ..........................        19,726         12,930
  Interest-only strip receivables ....................................         6,289          4,168
  Restricted investments .............................................         2,984          2,525
  Mortgage-backed security of affiliate ..............................         2,042          2,168
  Real property owned ................................................            35            109
                                                                           ---------      ---------
TOTAL INVESTMENTS AT VALUE ...........................................       160,350        157,100
                                                                           ---------      ---------
OTHER ASSETS:
  Receivable for loans sold ..........................................           164            156
  Due from unconsolidated subsidiaries ...............................         2,394          2,579
  Servicing asset ....................................................         1,127          1,330
  Deferred charges, deposits and other assets ........................           937          1,140
  Accrued interest receivable ........................................           379            581
  Cash ...............................................................           970            235
  Property and equipment, net ........................................           229            228
                                                                           ---------      ---------
TOTAL OTHER ASSETS ...................................................         6,200          6,249
                                                                           ---------      ---------
TOTAL ASSETS .........................................................     $ 166,550      $ 163,349
                                                                           =========      =========

                   LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  SBA debentures payable .............................................     $  39,790      $  39,790
  Notes payable ......................................................        35,000         35,000
  Accounts payable ...................................................         2,507          1,728
  Dividends payable ..................................................         3,019          3,020
  Borrower advances ..................................................         2,391          1,598
  Accrued interest payable ...........................................         1,254          1,264
  Due to unconsolidated subsidiaries .................................           100              1
  Deferred fee revenue ...............................................           869            666
  Other liabilities ..................................................           749          1,131
                                                                           ---------      ---------
TOTAL LIABILITIES ....................................................        85,679         84,198
                                                                           ---------      ---------
Commitments and contingencies

CUMULATIVE PREFERRED STOCK OF SUBSIDIARY .............................         7,000          7,000
                                                                           ---------      ---------
SHAREHOLDERS' EQUITY:
  Common stock, authorized 30,000,000 shares of $.01 par value,
       11,829,116 shares issued and outstanding
       at June 30, 1999 and December 31, 1998 ........................           118            118
  Additional paid-in capital .........................................        71,312         71,312
  Undistributed net operating income .................................         3,170          1,495
  Net unrealized depreciation on investments .........................          (729)          (774)
                                                                           ---------      ---------
                                                                              73,871         72,151
                                                                           ---------      ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...........................     $ 166,550      $ 163,349
                                                                           =========      =========

NET ASSET VALUE PER COMMON SHARE .....................................     $    6.24      $    6.10
                                                                           =========      =========


                  The accompanying notes are an integral part of these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              SIX MONTHS ENDED JUNE 30,
                                                                              -------------------------
                                                                                 1999           1998
                                                                              -----------    -----------
                                                                                     (UNAUDITED)
INVESTMENT INCOME:
  Interest ................................................................     $  7,698      $  8,256
  Premium income ..........................................................          382           527
  Other investment income, net ............................................          417           483
                                                                                --------      --------
Total investment income ...................................................        8,497         9,266

Equity in income of unconsolidated subsidiaries, net ......................        1,494         1,175
Other income ..............................................................        1,110         1,790
                                                                                --------      --------
Total income ..............................................................       11,101        12,231
                                                                                --------      --------
EXPENSES:
  Interest ................................................................        2,647         2,653
  Salaries and related benefits ...........................................        1,901         1,962
  General and administrative ..............................................          445           338
  Profit sharing plan .....................................................           78            78
  Rent ....................................................................          132           118
  Legal and accounting ....................................................          143           134
  Small Business Administration fees ......................................           39            49
  Directors and shareholders expense ......................................           38            43
                                                                                --------      --------
TOTAL EXPENSES ............................................................        5,423         5,375
                                                                                --------      --------

Net operating income ......................................................        5,678         6,856
                                                                                --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Loans written-off .....................................................         (527)         (111)
    Gain on sale ..........................................................        2,564            --
    Change in unrealized appreciation
      (depreciation) on investments .......................................           45          (122)
                                                                                --------      --------
Total realized and unrealized gain (loss) on investments ..................        2,082          (233)
                                                                                --------      --------
NET OPERATING INCOME AND REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS ..............................................     $  7,760      $  6,623
                                                                                ========      ========

PREFERRED DIVIDENDS .......................................................     $    125      $    125
                                                                                ========      ========

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING ..............       11,829        11,772
                                                                                ========      ========

BASIC AND DILUTED EARNINGS PER COMMON SHARE ...............................     $   0.65      $   0.55
                                                                                ========      ========


                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         THREE MONTHS ENDED JUNE 30,
                                                                         ---------------------------
                                                                            1999            1998
                                                                        -----------      -----------
                                                                                 (UNAUDITED)
INVESTMENT INCOME:
  Interest ...........................................................     $  3,929      $  4,163
  Premium income .....................................................          213           138
  Other investment income, net .......................................          196           313
                                                                           --------      --------

Total investment income ..............................................        4,338         4,614

Equity in income of unconsolidated subsidiaries, net .................          631           587
Other income, net ....................................................          528         1,240
                                                                           --------      --------

Total income .........................................................        5,497         6,441
                                                                           --------      --------

EXPENSES:
  Interest ...........................................................        1,344         1,321
  Salaries and related benefits ......................................          936           946
  General and administrative .........................................          194           174
  Profit sharing plan ................................................           40            40
  Rent ...............................................................           79            57
  Legal and accounting ...............................................           82            63
  Small Business Administration fees .................................           19            20
  Directors and shareholders expense .................................           28            32
                                                                           --------      --------

TOTAL EXPENSES .......................................................        2,722         2,653
                                                                           --------      --------

Net operating income .................................................        2,775         3,788
                                                                           --------      --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Loans written-off ................................................           --           (23)
    Gain on sale .....................................................        2,564            --
    Change in unrealized appreciation
      (depreciation) on investments ..................................         (324)         (434)
                                                                           --------      --------

Total realized and unrealized gain (loss) on investments .............        2,240          (457)
                                                                           --------      --------

NET OPERATING INCOME AND REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS .........................................     $  5,015      $  3,331
                                                                           ========      ========


PREFERRED DIVIDENDS ..................................................     $     63      $     63
                                                                           ========      ========

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING .........       11,829        11,812
                                                                           ========      ========

BASIC AND DILUTED EARNINGS PER COMMON SHARE ..........................     $   0.42      $   0.28
                                                                           ========      ========

                   The accompanying notes are an integral part of these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                              SIX MONTHS ENDED JUNE 30,
                                                                                              -------------------------
                                                                                                 1999          1998
                                                                                              ---------      ----------
                                                                                                    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net operating income and realized and unrealized gain (loss) on investments ............     $  7,760      $  6,623
  Adjustments to reconcile net operating income and realized and unrealized gain
    (loss) on investments to net cash provided by operating activities:
        Loans funded, held for sale ......................................................       (5,685)       (4,967)
        Proceeds from sale of guaranteed loans ...........................................        6,092         6,404
        Change in unrealized depreciation on investments and loans written-off ...........          482           233
        Unrealized premium income, net ...................................................         (106)           --
        Depreciation and amortization ....................................................          544           639
        Accretion of loan discount and deferred fees .....................................         (739)         (495)
        Deferred fees collected ..........................................................           67            49
        (Gain) loss on sale of assets ....................................................       (2,569)            5
        Equity in income of subsidiaries, net ............................................       (1,494)       (1,174)
      Net change in operating assets and liabilities:
           Accrued interest receivable ...................................................           33            38
           Other assets ..................................................................          142           404
           Accrued interest payable ......................................................          (10)          (50)
           Borrower advances .............................................................          793           342
           Other liabilities .............................................................          575          (722)
                                                                                               --------      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES ................................................        5,885         7,329
                                                                                               --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Loans funded ...........................................................................      (28,079)      (17,709)
  Principal collected and other adjustments ..............................................       11,277        11,616
  Proceeds from interest-only strip receivable ...........................................          295           450
  Proceeds from partnership distributions ................................................        1,794         1,200
  Proceeds from mortgage-backed security of affiliate ....................................          126            --
  Proceeds from sale of assets ...........................................................           80           171
  Purchase of furniture and fixtures and other assets ....................................          (32)          (54)
  Investment in restricted cash ..........................................................         (459)       (1,424)
  Investment in unconsolidated subsidiary ................................................       (1,834)           --
  Advances to (from) unconsolidated affiliates, net ......................................          284        (1,127)
                                                                                               --------      --------
NET CASH USED IN INVESTING ACTIVITIES ....................................................      (16,548)       (6,877)
                                                                                               --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock ................................................           --         2,064
   Proceeds from sale of loans to unconsolidated subsidiary ..............................       55,136            --
   Payment of SBA debentures .............................................................           --        (1,500)
   Payment of dividends on common stock ..................................................       (5,915)       (7,289)
   Payment of dividends on preferred stock ...............................................         (125)         (124)
                                                                                               --------      --------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES ......................................       49,096        (6,849)
                                                                                               --------      --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS .....................................       38,433        (6,397)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD ...........................................       18,724        17,502
                                                                                               --------      --------

CASH AND CASH EQUIVALENTS, END OF PERIOD .................................................     $ 57,157      $ 11,105
                                                                                               ========      ========

SUPPLEMENTAL DISCLOSURE:
   Interest paid .........................................................................     $  2,636      $  2,681
                                                                                               ========      ========

   Dividends reinvested ..................................................................     $     --      $    499
                                                                                               ========      ========

   Loans to facilitate sale of real property owned .......................................     $     --      $    122
                                                                                               ========      ========

   Reclassification from loans receivable to real property owned,
       including Unconsolidated Subsidiaries .............................................     $    323      $     45
                                                                                               ========      ========

   Loans and interest receivable transferred in exchange for
       investment in unconsolidated subsidiary ...........................................     $  4,993      $     --
                                                                                               ========      ========


                   The accompanying notes are an integral part of these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.   Interim Financial Statements:

The accompanying consolidated balance sheet of PMC Capital, Inc. ("PMC") and its wholly-owned regulated investment company subsidiaries (collectively, the "Company") as of June 30, 1999 and the consolidated statements of income for the three and six months ended June 30, 1999 and 1998 and cash flows for the six months ended June 30, 1999 and 1998 have not been audited by independent accountants. In the opinion of the Company's management, the financial statements reflect all adjustments necessary to present fairly the Company's financial position at June 30, 1999, the results of operations for the three and six months ended June 30, 1999 and 1998 and cash flows for the six months ended June 30, 1999 and 1998. These adjustments are of a normal recurring nature.

Certain notes and other information have been omitted from the interim financial statements presented in this Quarterly Report on Form 10-Q. Therefore, these financial statements should be read in conjunction with the Company's 1998 Annual Report on Form 10-K.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The results for the three and six months ended June 30, 1999 are not necessarily indicative of future financial results.

NOTE 2.   RECLASSIFICATION:

Certain prior period amounts have been reclassified to conform to the current year presentation.

NOTE 3.   BUSINESS:

PMC is a diversified, closed-end management investment company that has elected to operate as a business development company under the Investment Company Act of 1940 (the "1940 Act"). PMC engages in the business of originating loans to small businesses either directly or through its three principal subsidiaries: First Western SBLC, Inc. ("First Western"), PMC Investment Corporation ("PMCIC") and Western Financial Capital Corporation ("Western Financial"). First Western, PMCIC and Western Financial are registered under the 1940 Act as diversified, closed-end management investment companies. In addition, PMC is directly or indirectly either the sole shareholder or partner of several non-investment company act subsidiaries. These are: PMC Advisers, Ltd. and its subsidiary ("PMC Advisers"); PMC Funding Corp. and its subsidiary ("PMC Funding"); PMC Capital Limited Partnership (the "1996 Partnership") and its related general partner and trust; PMC Capital, L.P. 1998-1 (the "1998 Partnership") and its related general partner and PMC Capital, L.P. 1999-1 (the "1999 Partnership" and together with the 1996 Partnership and the 1998 Partnership, the "Limited Partnerships") and its related general partner. PMC has elected to be taxed as a regulated investment company and consequently distributes substantially all of its taxable income as dividends to shareholders.

NOTE 4.   BASIS FOR CONSOLIDATION:

The consolidated financial statements include the accounts of PMC and its wholly-owned regulated investment company subsidiaries. Intercompany transactions have been eliminated in consolidation.

The accounts of PMC Advisers, PMC Funding, and the Limited Partnerships are accounted for by the equity method of accounting in conformity with Federal securities laws.

Consolidated Subsidiaries
First Western is a small business lending company ("SBLC") that originates variable-rate loans which are partially guaranteed by the Small Business Administration ("SBA") pursuant to its Section 7(a) Program (the "7(a) Program"). PMCIC is a licensed specialized small business investment company ("SSBIC") under the Small Business Investment Act of 1958, as amended ("SBIA"). PMCIC uses long-term funds provided by the SBA, together with its own capital,

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4. BASIS FOR CONSOLIDATION: (CONTINUED)

to provide long-term collateralized loans to eligible small businesses owned by "disadvantaged" persons, as defined under the regulations of the SBA. The interest rates on loans originated by PMCIC are either fixed-rate or a variable-rate which is based on the prime lending rate ("Prime Rate"). As an SSBIC, PMCIC is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures (which are guaranteed by the SBA and on which the interest rate was reduced through an SBA subsidy by 3% during the first five years). The SBA subsidy is no longer provided on new issuances under the SSBIC program.

Western Financial is a licensed small business investment company ("SBIC") under the SBIA that provides loans to borrowers whether or not they qualify as "disadvantaged." The interest rates on loans originated by Western Financial are either fixed-rate or a variable-rate which is based on the Prime Rate. As an SBIC, Western Financial is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures.

PMC originates loans to borrowers on a non-SBA supported basis using similar criteria as that used for other loans that are funded under the SBA programs utilized by the subsidiaries. These loans are made to borrowers who exceed the eligibility requirements of the 7(a) Program or SBIC programs.

Unconsolidated Subsidiaries
PMC Advisers, acts as the investment advisor for PMC Commercial Trust ("PMC Commercial"), a Texas real estate investment trust and an affiliate of PMC Capital.

PMC Funding is a Florida corporation that holds assets on behalf of the Company. PMC Capital is the sole shareholder of PMC Funding.

The 1996 Partnership was formed as a Delaware limited partnership in November 1996 to act as a special purpose affiliate of the Company. The 1996 Partnership was established to acquire fixed-rate loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. is a Delaware Corporation formed in November 1996 to be the independent trustee of the general partner of the Partnership. PMC Trust 1996-A is a Delaware business trust formed in November 1996 to be the general partner of the Partnership.

The 1998 Partnership was formed as a Delaware limited partnership in November 1998 to act as a special purpose affiliate of the Company. The 1998 Partnership was established to acquire variable-rate loans from the Company and to issue variable-rate debt through a private placement. PMC Capital Corp. 1998-1 is a Delaware corporation formed in November 1998 to be the general partner of the 1998 Partnership.

The 1999 Partnership was formed as a Delaware limited partnership in June 1999 to act as a special purpose affiliate of the Company. The 1999 Partnership was established to acquire fixed-rate loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. 1999-1 is a Delaware corporation formed in June 1999 to be the general partner of the 1999 Partnership.

NOTE 5.   DIVIDENDS PAID AND DECLARED:

During January 1999 and April 1999, the Company paid $0.250 per share in dividends to common shareholders of record on December 31, 1998 and March 31, 1999. During June 1999, the Company declared a $0.250 per share dividend to common shareholders of record on June 30, 1999 which was paid during July 1999.

NOTE 6.   INVESTMENT IN LIMITED PARTNERSHIPS:

On June 3, 1999, the 1999 Partnership, a Delaware limited partnership, completed a structured sale of a pool of fixed-rate loans through a private placement (the "1999 Private Placement") of approximately $55.6 million of its 1999 Loan-Backed Fixed Rate Notes (the "1999 Notes"). The 1999 Notes were issued at par and have a stated maturity of July 2024. These notes were issued with an interest rate of 6.60% and were originally collateralized by approximately $60

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 6.  INVESTMENT IN LIMITED PARTNERSHIPS: (CONTINUED)

million of loans contributed by PMC Capital to the 1999 Partnership. In connection with the 1999 Private Placement, the 1999 Notes were given a rating of "Aaa" by Moody's Investors Service. The terms of the 1999 Notes provide that the partners of the 1999 Partnership are not liable for any payments on the 1999 Notes. Accordingly, if the 1999 Partnership fails to pay the 1999 Notes, the sole recourse of the holders of the 1999 Notes is against the assets of the 1999 Partnership. The Company, therefore, has no obligation to pay the 1999 Notes, nor do the holders of the 1999 Notes have any recourse against the assets of the Company. The net proceeds from the issuance of the 1999 Notes (approximately $55.6 million prior to payment of issuance costs of approximately $500,000 and the funding of approximately $1.8 million for a reserve fund held by the trustee as collateral) were distributed to PMC Capital. PMC Capital Corp. 1999-1 was formed in June 1999 to act as the general partner of the 1999 Partnership and owns a 1% general partnership interest in the 1999 Partnership. PMC Capital owns a 99% limited partnership interest in the 1999 Partnership. PMC is the servicer for all loans held by the 1999 Partnership. In connection with this transaction, the Company recorded a gain of approximately $2.6 million which is included on the accompanying statements of operations for the three and six months ended June 30, 1999.

As described in Note 4, the accounts of the Limited Partnerships are accounted for by the equity method of accounting in conformity with Federal securities law. During the three and six months ended June 30, 1999, the Limited Partnerships had $1,957,000 and $3,556,000 in total income, respectively, and net income of $785,000 and $1,451,000 before the elimination of the net cash flow relating to the interest-only strip receivables.

NOTE 7.   CONDENSED COMBINED FINANCIAL STATEMENTS:

As described in Note 4, the consolidated financial statements include the accounts of PMC and its wholly-owned regulated investment company subsidiaries.

The following are condensed combined financial statements of the Unconsolidated Entities as of June 30, 1999 and December 31, 1998 and for the three and six months ended June 30, 1999 and 1998:

                        CONDENSED COMBINED BALANCE SHEETS
                        ---------------------------------

                                                                 JUNE 30,    DECEMBER 31,
                                                                   1999         1998
                                                                 --------    ------------
                                                               (Unaudited)
                           ASSETS                                   (IN THOUSANDS)
INVESTMENTS AT VALUE:
     Loans receivable, net .................................     $116,465     $ 61,768
     Cash equivalents ......................................           40           64
     Restricted investments and real property owned ........       11,289        9,096
                                                                 --------     --------
                                                                  127,794       70,928
OTHER ASSETS ...............................................          741        1,673
                                                                 --------     --------
     Total assets ..........................................     $128,535     $ 72,601
                                                                 ========     ========
                LIABILITIES AND OWNERS' EQUITY
LIABILITIES:
     Notes payable .........................................     $106,220     $ 57,053
     Other liabilities .....................................        2,589        2,618
                                                                 --------     --------
                                                                  108,809       59,671
                                                                 --------     --------
OWNERS' EQUITY:
     Common stock and additional paid-in capital ...........          526          526
     Partners' capital .....................................       19,052       12,740
     Retained earnings (deficit) ...........................          148         (336)
                                                                 --------     --------
                                                                   19,726       12,930
                                                                 --------     --------
     Total liabilities and owners' equity ..................     $128,535     $ 72,601
                                                                 ========     ========

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.   CONDENSED COMBINED FINANCIAL STATEMENTS: (CONTINUED)

                     CONDENSED COMBINED STATEMENTS OF INCOME
                     ---------------------------------------

                                                     SIX MONTHS ENDED       THREE MONTHS ENDED
                                                         JUNE 30,                JUNE 30,
                                                   -------------------     -------------------
                                                    1999        1998         1999        1998
                                                   -------     -------     -------     -------
                                                            (Unaudited, in thousands)
INCOME:
    Investment income ........................     $ 3,554     $ 2,173     $ 2,002     $ 1,064
    Other income, net ........................         545          22          93         (13)
                                                   -------     -------     -------     -------
            Total income .....................       4,099       2,195       2,095       1,051
                                                   -------     -------     -------     -------
EXPENSES:
    Interest .................................       2,046         887       1,141         415
    General and administrative  expenses .....         118         133          49          49
    Unrealized loss on loans .................          71          --          71          --
                                                   -------     -------     -------     -------
         Total expense .......................       2,235       1,020       1,261         464
                                                   -------     -------     -------     -------

NET INCOME ...................................       1,864       1,175         834         587
    Less: elimination of the net cash flow and
         unrealized gain (loss) on loans
         relating to the interest-only strip
         receivable in consolidation .........         370          --         203          --
                                                   -------     -------     -------     -------
EQUITY IN INCOME OF UNCONSOLIDATED
          SUBSIDIARIES, NET ..................     $ 1,494     $ 1,175     $   631     $   587
                                                   =======     =======     =======     =======

Included in restricted investments and real property owned on the accompanying condensed combined balance sheet of the Unconsolidated Entities at June 30, 1999 is $370,000 in real property owned including $323,000 which was transferred from loans receivable. During March 1999, PMC Funding acquired the property as part of liquidating a loan receivable owned primarily by PMCIC. The asset was recorded at the expected net realizable value as determined by the Company's Board of Directors.

NOTE 8.    EARNINGS PER COMMON SHARE COMPUTATIONS:

The computations of basic earnings per common share are based on the weighted average number of shares outstanding during the period. For the purposes of determining the diluted earnings per share, there was no change in the weighted average shares outstanding for the effect of stock options during the three and six months ended June 30, 1999 and 1998 since the stock options were anti-dilutive. Earnings are defined as the net operating income and realized and unrealized gain (loss) on investments and are reduced by the preferred stock dividend requirements of PMCIC. Preferred stock dividend requirements were approximately $125,000 during each of the six months ended June 30, 1999 and 1998 and $62,000 during each of the three months ended June 30, 1999 and 1998. The weighted average number of shares used in the computations of basic and diluted earnings per common share were 11.8 million for the three months and six months ended June 30, 1999 and 1998.

NOTE 9.   COMMITMENTS AND CONTINGENCIES:

Loan commitments outstanding at June 30, 1999, to various small business companies, including the unfunded portion of projects in the construction phase, amounted to approximately $74.1 million. Of these commitments, $23.1 million are for loans to be originated by First Western, a portion of which will be sold into the secondary market. These commitments are made in the ordinary course of the Company's business and, in management's opinion, are generally on the same terms as those to existing borrowers. Commitments to extend credit are agreements to lend to a customer provided that the terms established in the contract are met. Commitments generally have fixed expiration dates and require payment of a fee. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                (In thousands, except share and per share data)

                                                                           March 31,     December 31,
                                                                             1999            1998
                                                                           ---------      ---------
                                                                          (Unaudited)
                                     ASSETS
Investments at value:
  Loans receivable, net ..............................................     $ 128,450      $ 116,711
  Cash equivalents ...................................................         7,537         18,489
  Investment in unconsolidated subsidiaries ..........................        12,824         12,930
  Interest-only strip receivables ....................................         3,790          4,168
  Restricted investments .............................................         2,627          2,525
  Mortgage-backed security of affiliate ..............................         2,055          2,168
  Real property owned ................................................           109            109
                                                                           ---------      ---------
Total investments at value ...........................................       157,392        157,100
                                                                           ---------      ---------

Other assets:
  Receivable for loans sold ..........................................           168            156
  Due from unconsolidated subsidiaries ...............................         1,668          2,579
  Servicing asset ....................................................         1,146          1,330
  Deferred charges, deposits and other assets ........................         1,096          1,140
  Accrued interest receivable ........................................           626            581
  Cash ...............................................................           250            235
  Property and equipment, net ........................................           240            228
                                                                           ---------      ---------
Total other assets ...................................................         5,194          6,249
                                                                           ---------      ---------
Total assets .........................................................     $ 162,586      $ 163,349
                                                                           =========      =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  SBA debentures payable .............................................     $  39,790      $  39,790
  Notes payable ......................................................        35,000         35,000
  Accounts payable ...................................................         2,071          1,728
  Dividends payable ..................................................         3,019          3,020
  Borrower advances ..................................................         1,506          1,598
  Accrued interest payable ...........................................           893          1,264
  Due to unconsolidated subsidiaries .................................            21              1
  Deferred fee revenue ...............................................           804            666
  Other liabilities ..................................................           606          1,131
                                                                           ---------      ---------
Total liabilities ....................................................        83,710         84,198
                                                                           ---------      ---------

Commitments and contingencies

Cumulative preferred stock of subsidiary .............................         7,000          7,000
                                                                           ---------      ---------

Shareholders' equity:
  Common stock, authorized 30,000,000 shares of $.01 par value,
       11,829,000 shares issued and outstanding
       at March 31, 1999 and December 31, 1998 .......................           118            118
  Additional paid-in capital .........................................        71,312         71,312
  Undistributed net operating income .................................           851          1,495
  Net unrealized depreciation on investments .........................          (405)          (774)
                                                                           ---------      ---------
                                                                              71,876         72,151
                                                                           ---------      ---------
Total liabilities and shareholders' equity ...........................     $ 162,586      $ 163,349
                                                                           =========      =========
Net asset value per common share .....................................     $    6.08      $    6.10
                                                                           =========      =========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per share data)


                                                                        THREE MONTHS ENDED MARCH 31,
                                                                        ---------------------------
                                                                             1999           1998
                                                                        -----------      ----------
                                                                                 (UNAUDITED)
INVESTMENT INCOME:
  Interest ...........................................................     $  3,769      $  4,093
  Premium income .....................................................          169           389
  Other investment income, net .......................................          221           170
                                                                           --------      --------

Total investment income ..............................................        4,159         4,652

Equity in income of unconsolidated subsidiaries, net .................          863           588
Other income .........................................................          582           550
                                                                           --------      --------

Total income .........................................................        5,604         5,790
                                                                           --------      --------

EXPENSES:
  Interest ...........................................................        1,303         1,332
  Salaries and related benefits ......................................          965         1,016
  General and administrative .........................................          251           164
  Profit sharing plan ................................................           38            38
  Rent ...............................................................           53            61
  Legal and accounting ...............................................           61            71
  Small Business Administration fees .................................           20            29
  Directors and shareholders expense .................................           10            11
                                                                           --------      --------

Total expenses .......................................................        2,701         2,722
                                                                           --------      --------

Net  operating income ................................................        2,903         3,068
                                                                           --------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Loans written-off ................................................         (527)         (133)
    Change in unrealized appreciation
      (depreciation) on investments ..................................          369           357
                                                                           --------      --------

Total realized and unrealized gain (loss) on investments .............         (158)          224
                                                                           --------      --------

NET OPERATING INCOME AND REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS .........................................     $  2,745      $  3,292
                                                                           ========      ========


PREFERRED DIVIDENDS ..................................................     $     62      $     62
                                                                           ========      ========

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING .........       11,829        11,731
                                                                           ========      ========

BASIC AND DILUTED EARNINGS PER COMMON SHARE ..........................     $   0.23      $   0.28
                                                                           ========      ========



                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                       PMC CAPITAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                                             THREE MONTHS ENDED MARCH 31,
                                                                                             ----------------------------
                                                                                                1999            1998
                                                                                             ----------      ------------
                                                                                                    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net operating income and realized and unrealized gain (loss) on investments ............     $  2,745      $  3,292
  Adjustments to reconcile net operating income and realized and unrealized gain
    (loss) on investments to net cash provided by operating activities:
        Loans funded, held for sale ......................................................       (1,538)       (2,570)
        Proceeds from sale of guaranteed loans ...........................................        2,172         3,308
        Change in unrealized depreciation on investments and loans written-off ...........          158          (224)
        Unrealized premium income, net ...................................................          (17)           (8)
        Depreciation and amortization ....................................................          323           254
        Accretion of loan discount and deferred fees .....................................         (242)         (189)
        Deferred fees collected ..........................................................           46           (27)
        Loss on sale of assets ...........................................................         --              12
        Equity in income of subsidiaries, net ............................................         (863)         (588)
      Net change in operating assets and liabilities:
           Accrued interest receivable ...................................................          (45)          (45)
           Other assets ..................................................................           (7)          213
           Accrued interest payable ......................................................         (371)         (424)
           Borrower advances .............................................................          (92)          206
           Other liabilities .............................................................          (72)       (1,433)
                                                                                               --------      --------
NET CASH PROVIDED BY OPERATING ACTIVITIES ................................................        2,197         1,777
                                                                                               --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Loans funded ...........................................................................      (15,693)       (8,367)
  Principal collected and other adjustments ..............................................        3,384         4,110
  Proceeds from interest-only strip receivable ...........................................          148           316
  Proceeds from partnership distributions ................................................        1,135           640
  Proceeds from mortgage-backed security of affiliate ....................................          113          --
  Proceeds from sale of assets ...........................................................         --              66
  Purchase of furniture and fixtures and other assets ....................................          (31)          (38)
  Investment in restricted cash ..........................................................         (102)         (228)
  Advances to (from) unconsolidated affiliates, net ......................................          931          (477)
                                                                                               --------      --------
NET CASH USED IN INVESTING ACTIVITIES ....................................................      (10,115)       (3,978)
                                                                                               --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock ................................................         --           2,061
   Payment of SBA debentures .............................................................         --          (1,500)
   Payment of dividends on common stock ..................................................       (2,957)       (3,702)
   Payment of dividends on preferred stock ...............................................          (63)          (61)
                                                                                               --------      --------
NET CASH USED IN FINANCING ACTIVITIES ....................................................       (3,020)       (3,202)
                                                                                               --------      --------

NET DECREASE IN CASH AND CASH EQUIVALENTS ................................................      (10,938)       (5,403)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD ...........................................       18,725        17,502
                                                                                               --------      --------

CASH AND CASH EQUIVALENTS, END OF PERIOD .................................................     $  7,787      $ 12,099
                                                                                               ========      ========
SUPPLEMENTAL DISCLOSURE:
   Interest paid .........................................................................     $  1,663      $  1,746
                                                                                               ========      ========
   Reclassification from loans receivable to real property owned
       by an Unconsolidated Subsidiary ...................................................     $    323      $     45
                                                                                               ========      ========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                        PMC CAPITAL, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   INTERIM FINANCIAL STATEMENTS:

The accompanying consolidated balance sheet of PMC Capital, Inc. ("PMC") and its wholly-owned regulated investment company subsidiaries (collectively, the "Company") as of March 31, 1999 and the consolidated statements of income and cash flows for the three months ended March 31, 1999 and 1998 have not been audited by independent accountants. In the opinion of the Company's management, the financial statements reflect all adjustments necessary to present fairly the Company's financial position at March 31, 1999 and the results of operations and cash flows for the three months ended March 31, 1999 and 1998. These adjustments are of a normal recurring nature.

Certain notes and other information have been omitted from the interim financial statements presented in this Quarterly Report on Form 10-Q. Therefore, these financial statements should be read in conjunction with the Company's 1998 Annual Report on Form 10-K.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The results for the three months ended March 31, 1999 are not necessarily indicative of future financial results.

NOTE 2.   RECLASSIFICATION:

Certain prior period amounts have been reclassified to conform to the current year presentation.

NOTE 3.   BUSINESS:

PMC is a diversified, closed-end management investment company that has elected to operate as a business development company under the Investment Company Act of 1940 (the "1940 Act"). PMC engages in the business of originating loans to small businesses either directly or through its three principal subsidiaries: First Western SBLC, Inc. ("First Western"), PMC Investment Corporation ("PMCIC") and Western Financial Capital Corporation ("Western Financial"). First Western, PMCIC and Western Financial are registered under the 1940 Act as diversified, closed-end management investment companies. In addition, PMC is directly or indirectly either the sole shareholder or partner of several non-investment company act subsidiaries. These are: PMC Advisers, Ltd. and its subsidiary ("PMC Advisers"); PMC Funding Corp. and its subsidiary ("PMC Funding"); PMC Capital Limited Partnership (the "96 Partnership") and its related general partner and trust; and PMC Capital, L.P. 1998-1 and its related general partner (the "98 Partnership" and together with the 1996 Partnership, the "Limited Partnerships"). PMC has elected to be taxed as a regulated investment company and consequently distributes substantially all of its taxable income as dividends to shareholders.

NOTE 4.   BASIS FOR CONSOLIDATION:

The consolidated financial statements include the accounts of PMC and its wholly-owned regulated investment company subsidiaries. Intercompany transactions have been eliminated in consolidation.

The accounts of PMC Advisers, PMC Funding, and the Limited Partnerships are accounted for by the equity method of accounting in conformity with Federal securities laws.

Consolidated Subsidiaries
First Western is a small business lending company ("SBLC") that originates variable-rate loans which are partially guaranteed by the Small Business Administration ("SBA") pursuant to its Section 7(a) Program (the "7(a) Program").

                        PMC CAPITAL, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4.   BASIS FOR CONSOLIDATION: (CONTINUED)

PMCIC is a licensed specialized small business investment company ("SSBIC") under the Small Business Investment Act of 1958, as amended ("SBIA"). PMCIC uses long-term funds provided by the SBA, together with its own capital, to provide long-term collateralized loans to eligible small businesses owned by "disadvantaged" persons, as defined under the regulations of the SBA. The interest rates on loans originated by PMCIC are either fixed rate or a variable rate which is based on the prime lending rate ("Prime Rate"). As an SSBIC, PMCIC is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures (which are guaranteed by the SBA and on which the interest rate was reduced through an SBA subsidy by 3% during the first five years). The SBA subsidy is no longer provided on new issuances under the SSBIC program.

Western Financial is a licensed small business investment company ("SBIC") under the SBIA that provides loans to borrowers whether or not they qualify as "disadvantaged." The interest rates on loans originated by Western Financial are either fixed rate or a variable rate which is based on the Prime Rate. As an SBIC, Western Financial is eligible to obtain long-term, fixed-rate funding from the SBA through the issuance of debentures.

PMC originates loans to borrowers on a non-SBA supported basis using similar criteria as that used for other loans that are funded under the SBA programs utilized by the subsidiaries. These loans are made to borrowers who exceed the eligibility requirements of the 7(a) Program or SBIC programs.

Unconsolidated Subsidiaries
PMC Advisers, acts as the investment advisor for PMC Commercial Trust ("PMC Commercial"), a Texas real estate investment trust and an affiliate of PMC Capital.

PMC Funding is a Florida corporation that holds assets on behalf of the Company. PMC Capital is the sole shareholder of PMC Funding.

The 1996 Partnership was formed as a Delaware limited partnership in November 1996 to act as a special purpose affiliate of the Company. The 1996 Partnership was established to acquire loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. is a Delaware Corporation formed in November 1996 to be the independent trustee of the general partner of the Partnership. PMC Trust 1996-A is a Delaware business trust formed in November 1996 to be the general partner of the Partnership.

The 1998 Partnership was formed as a Delaware limited partnership in November 1998 to act as a special purpose affiliate of the Company. The 1998 Partnership was established to acquire loans from the Company and to issue fixed-rate debt through a private placement. PMC Capital Corp. 1998-1 is a Delaware corporation formed in November 1998 to be the general partner of the 1998 Partnership.

NOTE 5.   DIVIDENDS PAID AND DECLARED:

During January 1999, the Company paid $0.250 per share in dividends to common shareholders of record on December 31, 1998. During March 1999, the Company declared a $0.250 per share dividend to common shareholders of record on March 31, 1999 which was paid on April 12, 1999.

NOTE 6.   INVESTMENT IN LIMITED PARTNERSHIPS:

As described in Note 4, the accounts of the Limited Partnerships are accounted for by the equity method of accounting in conformity with Federal securities law. During the three months ended March 31, 1999, the Limited Partnerships had $1,599,000 in total income and net income of $666,000 before the elimination of the net cash flow relating to the interest-only strip receivable.

                        PMC CAPITAL, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.   CONDENSED COMBINED FINANCIAL STATEMENTS:

As described in Note 4, the consolidated financial statements include the accounts of PMC and its wholly-owned regulated investment company subsidiaries.

The following are condensed combined financial statements of the Unconsolidated Entities as of March 31, 1999 and December 31, 1998 and for the three months ended March 31, 1999 and 1998.

                        CONDENSED COMBINED BALANCE SHEETS

                                                                                MARCH 31,   DECEMBER 31,
                                                                                  1999         1998
                                                                                --------     --------
                                                                              (Unaudited)
                                    ASSETS                                         (IN THOUSANDS)
               Investments at value:
                    Loans receivable, net .................................     $ 58,808     $ 61,768
                    Cash equivalents ......................................           95           64
                    Restricted investments and real property owned ........        6,447        9,096
                                                                                --------     --------
                                                                                  65,350       70,928
               Other assets ...............................................          465        1,673
                                                                                --------     --------
                    Total assets ..........................................     $ 65,815     $ 72,601
                                                                                ========     ========

                               LIABILITIES AND OWNERS' EQUITY
               LIABILITIES:
                    Notes payable .........................................     $ 51,295     $ 57,053
                    Other liabilities .....................................        1,696        2,618
                                                                                --------     --------
                                                                                  52,991       59,671
                                                                                --------     --------
               OWNERS' EQUITY:
                    Common Stock and additional paid-in capital ...........          526          526
                    Partners' Capital .....................................       12,271       12,740
                    Retained earnings (deficit) ...........................           27         (336)
                                                                                --------     --------
                                                                                  12,824       12,930
                                                                                --------     --------

                    Total liabilities and owners' equity ..................     $ 65,815     $ 72,601
                                                                                ========     ========


                     CONDENSED COMBINED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
                                 (In thousands)

                                                                                           1999       1998
                                                                                          ------     ------
               INCOME:                                                                       (Unaudited)
                    Investment income ...............................................     $1,552     $1,109
                    Other income, net ...............................................        452         35
                                                                                          ------     ------
                    Total income ....................................................      2,004      1,144
                                                                                          ------     ------
               EXPENSES:
                    Interest ........................................................        905        472
                    General and administrative expenses .............................         69         84
                                                                                          ------     ------
                    Total expense ...................................................        974        556
                                                                                          ------     ------

                    NET INCOME ......................................................      1,030        588
                       Less: elimination of the net cash flow relating to the
                             interest-only strip receivable in consolidation ........        167       --
                                                                                          ------     ------
                    Equity in income of unconsolidated subsidiaries, net ............     $  863     $  588
                                                                                          ======     ======

                        PMC CAPITAL, INC AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7.   CONDENSED COMBINED FINANCIAL STATEMENTS: (CONTINUED)

Included in restricted investments and real property owned on the accompanying condensed combined balance sheet of the Unconsolidated Entities at March 31, 1999 is $350,000 in real property owned including $323,000 which was transferred from loans receivable. During the three months ended March 31, 1999, PMC Funding acquired the property as part of liquidating a loan receivable owned primarily by PMCIC. The asset was recorded at the expected net realizable value as determined by the Company's Board of Directors.

NOTE 8.    EARNINGS PER COMMON SHARE COMPUTATIONS:

The computations of basic earnings per common share are based on the weighted average number of shares outstanding during the period. For the purposes of determining the diluted earnings per share, there was no change in the weighted average shares outstanding for the effect of stock options during the three months ended March 31, 1999 and 1998 since the stock options were anti-dilutive. Earnings are defined as the net operating income and realized and unrealized gain (loss) on investments and are reduced by the preferred stock dividend requirements of PMCIC. Preferred stock dividend requirements were approximately $62,000 during each of the three months ended March 31, 1999 and 1998. The weighted average number of shares used in the computations of basic and diluted earnings per common share were 11.8 million and 11.7 million for the three months ended March 31, 1999 and 1998, respectively.

NOTE 9.   COMMITMENTS AND CONTINGENCIES:

Loan commitments outstanding at March 31, 1999, to various prospective small business companies, including the unfunded portion of projects in the construction phase, amounted to approximately $63.7 million. Of these commitments, $19.5 million are for loans to be originated by First Western, a portion of which will be sold into the secondary market. These commitments are made in the ordinary course of the Company's business and in management's opinion, are generally on the same terms as those to existing borrowers. Commitments to extend credit are agreements to lend to a customer provided that the terms established in the contract are met. Commitments generally have fixed expiration dates and require payment of a fee. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) The listing of the financial statements and notes thereto in the Index to Consolidated Financial Statements in the Registration Statement attached hereto is incorporated herein by reference.

(2) Exhibits.

         Exhibit                                     Description
         -------                                     -----------

           a.              Charter documents:

                           a.1 Articles of Incorporation, as amended (previously filed as Exhibit 4(b)(1) to the Registrant's Registration Statement on Form N-2 (Registration No. 33-2535) (the "Registration Statement"), dated November 29, 1991, and incorporated herein by reference).

           b.              Bylaws:

                           b.1      Bylaws, as amended (previously filed as
                                    Exhibit 2 to Amendment No. 7 to the
                                    Registration Statement, dated April 27,
                                    1989, and incorporated herein by reference).

           c.              Not applicable.

           d. Certificate of Common Stock, par value $.01 per share (previously filed as Exhibit 4 to Amendment No. 1 to the Registration Statement, dated November 10, 1983, and incorporated herein by reference).

           f.              Long term debt instruments:

                           f.1 Debenture dated September 24, 1996 for $2,490,000 loan with SBA (previously filed as Exhibit 4.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           f.2 Debenture dated June 27, 1990 for $2,000,000 loan with SBA (previously filed as Exhibit 4(b)(5)(n) to Amendment No. 9 to the Registration Statement, dated April 29, 1991, and incorporated herein by reference).

                           f.3 Debenture dated September 26, 1990 for $2,810,000 loan with SBA (previously filed as Exhibit 4(b)(5)(o) to Amendment 9 to the Registration Statement, dated April 29, 1991, and incorporated herein by reference).

                           f.4 Debenture dated September 26, 1990 for $1,500,000 loan with SBA (previously filed as Exhibit 4(b)(5)(p) to Amendment 9 to the Registration Statement, dated April 29, 1991, and incorporated herein by reference).

                           f.5      Debenture dated March 29, 1990 for
                                    $1,000,000 loan with SBA (previously filed as Exhibit 5(q) to Amendment No. 3 to the Registration Statement, dated August 18, 1992, and incorporated herein by reference).

                           f.6 Debenture dated September 27, 1989 for $1,000,000 loan with SBA (previously filed as Exhibit 5(r) to Amendment No. 3 to the Registration Statement, dated August 18, 1992, and incorporated herein by reference).

                           f.7 Debenture dated September 27, 1989 for $1,500,000 loan with SBA (previously filed as Exhibit 5(s) to Amendment No. 3 to the Registration Statement, dated August 18, 1992, and incorporated herein by reference).

                           f.8      Debenture dated January 2, 1990 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 5(t) to Amendment No. 3 to the Registration Statement, dated August 18, 1992, and incorporated herein by reference).

                           f.9      Debenture dated August 18, 1989 for
                                    $1,000,000 loan with SBA (previously filed as Exhibit 5(u) to Amendment No. 3 to the Registration Statement, dated August 18, 1992, and incorporated herein by reference).

                           f.10 Debenture dated September 28, 1994 for $3,000,000 loan with SBA (previously filed as Exhibit 4.13 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.11 Debenture dated September 28, 1994 for $3,000,000 loan with SBA (previously filed as Exhibit 4.14 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.12     Senior Note dated July 19, 1993 for
                                    $6,000,000 with Columbine Life Insurance
                                    Company (previously filed as Exhibit 4.15 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.13     Senior Note dated July 19, 1993 for
                                    $9,000,000 with Life Insurance Company of
                                    Georgia (previously filed as Exhibit 4.16 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.14     Senior Note dated July 19, 1993 for
                                    $5,000,000 with SouthLand Life Insurance
                                    Company (previously filed as Exhibit 4.17 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.15 Senior Note dated December 15, 1993 for $2,000,000 with Peerless Insurance Company (previously filed as Exhibit 4.18 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.16 Senior Note dated December 15, 1993 for $3,000,000 with Security Life of Denver Insurance Company (previously filed as
                                    Exhibit 4.19 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.17     Debenture dated March 29, 1995 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 4.20 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.18 Debenture dated June 28, 1995 for $5,000,000 loan with SBA (previously filed as Exhibit
                                    4.21 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.19 Debenture dated September 27, 1995 for $7,000,000 loan with SBA (previously filed as Exhibit 4.22 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.20 Debenture dated December 20, 1989 for $650,000 loan with SBA (previously filed as Exhibit 4.24 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.21 Debenture dated June 27, 1990 for $300,000 loan with SBA (previously filed as Exhibit
                                    4.25 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.22 Debenture dated December 6, 1992 for $510,000 loan with SBA (previously filed as Exhibit 4.26 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.23 Senior Note Dated April 19, 1995 for $5,000,000 with Security Life of Denver Insurance Company (previously filed as
                                    Exhibit 4.27 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.24 Senior Note Dated April 19, 1995 for $2,000,000 with Peerless Insurance Company (previously filed as Exhibit 4.28 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.25 Senior Note Dated April 19, 1995 for $2,000,000 with Indiana Insurance Company (previously filed as Exhibit 4.29 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.26 Senior Note Dated April 19, 1995 for $1,000,000 with Security Life of Denver Insurance Company (previously filed as
                                    Exhibit 4.30 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.27 Debenture dated June 27, 1990 for $1,030,000 with SBA (previously filed as Exhibit 4.31 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           f.28 First Amended and Restated Revolving Credit Note dated as of March 15, 1998 (previously filed as an exhibit to the Registrant's Form 10-Q for the fiscal quarter ended March 31, 1998 and incorporated herein by reference).

           g.     Not applicable.

           h.     Not applicable.

           i.     Not applicable.

           j.     Not applicable.

           k.     Material Contracts

                           k.1 Employment contract between the Registrant and Lance B. Rosemore dated July 1, 1998 (previously filed as Exhibit 10.1 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.2 Employment contract between the Registrant and Andrew S. Rosemore dated July 1, 1998 (previously filed as Exhibit 10.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           k.3 Employment contract between the Registrant and Fredric M. Rosemore dated June 30, 1996 (previously filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           k.4 Employment contract between the Registrant and Jan F. Salit dated July 1, 1998 (previously filed as Exhibit 10.4 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.5 Employment contract between the Registrant and Barry N. Berlin dated July 1, 1998 (previously filed as Exhibit 10.5 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.6 Employment contract between the Registrant and Mary J. Brownmiller dated July 1, 1998 (previously filed as Exhibit 10.6 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.7 Employment contract between the Registrant and Cheryl T. Murray dated July 1, 1998 (previously filed as Exhibit 10.11 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.8 Servicing Agreement by and among Sun Trust, PMC Capital Limited Partnership and PMC Capital (previously filed as Exhibit 10.8 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

           l. Opinion of counsel, as to the legality of the shares being registered.*

           m.     Not applicable

           n.     Consents

                           n.1 Consent of PricewaterhouseCoopers LLP as to inclusion of their report.**

           o.     Not applicable.

           p.     Not applicable.

           q.     Not applicable.

           r.     Financial Data Schedule**

           s.     Financial Data Schedule**

           --------------------

           * Previously filed as an exhibit to the Registrant's Registration Statement on Form N-2 Registration No. 333-33151.

           **     Filed herewith

ITEM 25.          MARKETING ARRANGEMENTS

                  None

ITEM 26.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  Registration Fees                           $   1,173
                  Stock Exchange Fees                             1,000
                  Printing and Mailing                            3,000
                  Accounting Fees                                 5,000
                  Legal Fees                                     10,000
                  Plan Administrator Fee                          1,000
                  Miscellaneous                                   1,827
                                                              ---------

                                             TOTAL            $  23,000
                                                              =========

ITEM 27.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  The Registrant owns 100% of the issued and outstanding common stock or is the sole owner (either directly or indirectly) of the following: Western Financial Capital Corporation ("WFCC"), a Florida corporation, First Western SBLC, Inc. ("First Western"), a Florida corporation, PMC Investment Corporation ("PMIC"), a Florida corporation, PMC Funding Corp., a Florida corporation ("PMC Funding"), PMC Advisers, Ltd., a Texas limited partnership ("PMC Advisers"), PMC Capital Corp. 1996-A, a Texas corporation, PMC Trust 1996-A, a Delaware Trust, PMC Asset Management, Inc. a Texas corporation ("PMC Asset Management") PMC Capital Limited Partnership, a Delaware Limited Partnership, Asset Investments Series A, L.L.C., a Delaware limited liability company ("Asset Investments"), First Western

                  Series 1994-1 L.L.C., a Delaware limited liability company ("First Western LLC"), FW97 L.L.C., a Delaware limited liability company ("FW97"), PMC Capital, L.P. 1998-1, a Delaware limited partnership ("PMC 1998 LP"), and PMC Capital Corp. 1998-1, a Delaware corporation ("PMC Capital Corp. 1998"). WFCC, First Western and PMIC are registered under the Investment Company Act. Each of the investment company subsidiaries is included in the consolidated financial statements of PMC Capital included herein. PMC Advisers, PMC Funding, PMC Capital Corp. 1996-A, PMC Trust 1996-A, PMC Capital Limited Partnership, PMC Asset Management, Asset Investments, First Western LLC, FW97, PMC 1998 LP and PMC Capital Corp. 1998 are not consolidated because they are not investment companies.

ITEM 28.          NUMBER OF HOLDERS OF SECURITIES

                  As of June 30, 1999 there were approximately 1,081 holders of record of the Registrant's common stock, par value $.01 per share.

ITEM 29.          INDEMNIFICATION

                  Section 607.0850 of the Florida Statutes and Article IX of the Articles of Incorporation and Article VI of the Bylaws of the Registrant provide for indemnification of the Registrant's directors and officers under certain circumstances. Additionally, in 1992, each of the Company's directors entered into an indemnification agreement with the Company which provides for such director's indemnification under certain circumstances.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  Not applicable.

ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS

                  The Registrant's books and records are located at 18111 Preston Road, Suite 600, Dallas, Texas 75252, c/o Lance B. Rosemore, President

ITEM 32.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 33.          UNDERTAKINGS

                  A.       The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i)     To include any prospectus required
                                            by Section 10(a)(3) of the
                                            Securities Act of 1933;

                                    (ii)    To reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the registration
                                            statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate, represent a fundamental
                                            change in the information set forth
                                            in the registration statement; and

                                    (iii)   To include any material information
                                            with respect to the plan of
                                            distribution not previously
                                            disclosed in the registration
                                            statement or any material change to
                                            such information in the registration
                                            statement.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  B. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 27th day of September 1999.

                                        PMC CAPITAL, INC.



                                        By: /s/ Lance B. Rosemore
                                            ------------------------------------
                                                Lance B. Rosemore, President

         Pursuant to the requirements of the Securities Act of 1933, this September 27, 1999 Registration Statement on Form N-2 has been signed below on September 27, 1999 by the following persons in the capacities indicated.



  /s/ Fredric M. Rosemore                   Chairman of the Board and Treasurer
--------------------------------------
FREDRIC M. ROSEMORE


  /s/ Lance B. Rosemore                     President, Chief Executive Officer,
--------------------------------------      Secretary and Director
LANCE B. ROSEMORE


  /s/ Andrew S. Rosemore                    Executive Vice President and Chief
--------------------------------------      Operating Officer
ANDREW S. ROSEMORE


  /s/ Barry N. Berlin                       Chief Financial Officer and
--------------------------------------      Principal Accounting Officer
BARRY N. BERLIN


  /s/ Robert Diamond                        Director
--------------------------------------
ROBERT DIAMOND


  /s/ Martha R. Greenberg                   Director
--------------------------------------
MARTHA R. GREENBERG

  /s/ Barry A. Imber                        Director
--------------------------------------
BARRY A. IMBER


  /s/ Irvin M. Borish                       Director
--------------------------------------
IRVIN M. BORISH



  /s/ Thomas Hamill                         Director
--------------------------------------
THOMAS HAMILL

                                 EXHIBIT INDEX

         Exhibit                                     Description
         -------                                     -----------
           a.              Charter documents:

                           a.1      Articles of Incorporation, as amended
                                    (previously filed as Exhibit 4(b)(1) to the Registrant's Registration Statement on Form
                                    N-2 (Registration No. 33-2535) (the
                                    "Registration Statement"), dated November
                                    29, 1991, and incorporated herein by
                                    reference).

           b.              Bylaws:

                           b.1      Bylaws, as amended (previously filed as
                                    Exhibit 2 to Amendment No. 7 to the
                                    Registration Statement, dated April 27,
                                    1989, and incorporated herein by reference).

           c.              Not applicable.

           d.              Certificate of Common Stock, par value $.01 per share
                           (previously filed as Exhibit 4 to Amendment No. 1 to the Registration Statement, dated November 10, 1983, and incorporated herein by reference).

           f.              Long term debt instruments:

                           f.1      Debenture dated September 24, 1996 for
                                    $2,490,000 loan with SBA (previously filed as Exhibit 4.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           f.2 Debenture dated June 27, 1990 for $2,000,000 loan with SBA (previously filed as Exhibit
                                    4(b)(5)(n) to Amendment No. 9 to the
                                    Registration Statement, dated April 29,
                                    1991, and incorporated herein by reference).

                           f.3      Debenture dated September 26, 1990 for
                                    $2,810,000 loan with SBA (previously filed as Exhibit 4(b)(5)(o)

                                    to Amendment 9 to the Registration
                                    Statement, dated April 29, 1991, and
                                    incorporated herein by reference).

                           f.4      Debenture dated September 26, 1990 for
                                    $1,500,000 loan with SBA (previously filed as Exhibit 4(b)(5)(p) to Amendment 9 to the Registration Statement, dated April 29,
                                    1991, and incorporated
                                    herein by reference).

                           f.5      Debenture dated March 29, 1990 for
                                    $1,000,000 loan with SBA (previously filed as Exhibit 5(q) to Amendment No. 3 to the
                                    Registration Statement, dated August 18,
                                    1992, and incorporated
                                    herein by reference).

                           f.6      Debenture dated September 27, 1989 for
                                    $1,000,000 loan with SBA (previously filed as Exhibit 5(r) to Amendment No. 3 to the
                                    Registration Statement, dated August 18,
                                    1992, and incorporated
                                    herein by reference).

                           f.7      Debenture dated September 27, 1989 for
                                    $1,500,000 loan with SBA (previously filed as Exhibit 5(s) to Amendment No. 3 to the
                                    Registration Statement, dated August 18,
                                    1992, and incorporated
                                    herein by reference).

                           f.8      Debenture dated January 2, 1990 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 5(t) to Amendment No. 3 to the
                                    Registration Statement, dated August 18,
                                    1992, and incorporated
                                    herein by reference).

                           f.9      Debenture dated August 18, 1989 for
                                    $1,000,000 loan with SBA (previously filed as Exhibit 5(u) to Amendment No. 3 to the
                                    Registration Statement, dated August 18,
                                    1992, and incorporated
                                    herein by reference).

                           f.10     Debenture dated September 28, 1994 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 4.13 to the Registrant's Form
                                    10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.11     Debenture dated September 28, 1994 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 4.14 to the Registrant's Form
                                    10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.12     Senior Note dated July 19, 1993 for
                                    $6,000,000 with Columbine Life Insurance
                                    Company (previously filed as Exhibit 4.15 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.13     Senior Note dated July 19, 1993 for
                                    $9,000,000 with Life Insurance Company of
                                    Georgia (previously filed as Exhibit 4.16 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.14     Senior Note dated July 19, 1993 for
                                    $5,000,000 with SouthLand Life Insurance
                                    Company (previously filed as Exhibit 4.17 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.15     Senior Note dated December 15, 1993 for
                                    $2,000,000 with Peerless Insurance Company
                                    (previously filed as Exhibit 4.18 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.16     Senior Note dated December 15, 1993 for
                                    $3,000,000 with Security Life of Denver
                                    Insurance Company (previously filed as
                                    Exhibit 4.19 to the Registrant's Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                           f.17     Debenture dated March 29, 1995 for
                                    $3,000,000 loan with SBA (previously filed as Exhibit 4.20 to the Registrant's Form
                                    10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.18 Debenture dated June 28, 1995 for $5,000,000 loan with SBA (previously filed as Exhibit
                                    4.21 to the Registrant's Form 10-K for the fiscal year ended

                                    December 31, 1995 and incorporated herein by reference).

                           f.19     Debenture dated September 27, 1995 for
                                    $7,000,000 loan with SBA (previously filed as Exhibit 4.22 to the Registrant's Form
                                    10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.20     Debenture dated December 20, 1989 for
                                    $650,000 loan with SBA (previously filed as Exhibit 4.24 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.21 Debenture dated June 27, 1990 for $300,000 loan with SBA (previously filed as Exhibit
                                    4.25 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.22     Debenture dated December 6, 1992 for
                                    $510,000 loan with SBA (previously filed as Exhibit 4.26 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.23     Senior Note Dated April 19, 1995 for
                                    $5,000,000 with Security Life of Denver
                                    Insurance Company (previously filed as
                                    Exhibit 4.27 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.24     Senior Note Dated April 19, 1995 for
                                    $2,000,000 with Peerless Insurance Company
                                    (previously filed as Exhibit 4.28 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.25     Senior Note Dated April 19, 1995 for
                                    $2,000,000 with Indiana Insurance Company
                                    (previously filed as Exhibit 4.29 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.26     Senior Note Dated April 19, 1995 for
                                    $1,000,000 with Security Life of Denver
                                    Insurance Company (previously filed as
                                    Exhibit 4.30 to the Registrant's Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).

                           f.27     Debenture dated June 27, 1990 for $1,030,000
                                    with SBA (previously filed as Exhibit 4.31 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           f.28     First Amended and Restated Revolving Credit
                                    Note dated as of March 15, 1998 (previously filed as an exhibit to the Registrant's Form
                                    10-Q for the fiscal quarter ended March 31, 1998 and incorporated herein by reference).

           g.     Not applicable.

           h.     Not applicable.

           i.     Not applicable.

           j.     Not applicable.

           k.     Material Contracts

                           k.1 Employment contract between the Registrant and Lance B. Rosemore dated July 1, 1998
                                    (previously filed as Exhibit 10.1 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.2 Employment contract between the Registrant and Andrew S. Rosemore dated July 1, 1998
                                    (previously filed as Exhibit 10.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           k.3 Employment contract between the Registrant and Fredric M. Rosemore dated June 30, 1996
                                    (previously filed as an exhibit to the
                                    Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

                           k.4 Employment contract between the Registrant and Jan F. Salit dated July 1, 1998
                                    (previously filed as Exhibit 10.4 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.5 Employment contract between the Registrant and Barry N. Berlin dated July 1, 1998
                                    (previously filed as Exhibit 10.5 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.6 Employment contract between the Registrant and Mary J. Brownmiller dated July 1, 1998
                                    (previously filed as Exhibit 10.6 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.7 Employment contract between the Registrant and Cheryl T. Murray dated July 1, 1998
                                    (previously filed as Exhibit 10.11 to the Registrant's Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

                           k.8 Servicing Agreement by and among Sun Trust, PMC Capital Limited Partnership and PMC
                                    Capital (previously filed as Exhibit 10.8 to the Registrant's Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

           l. Opinion of counsel, as to the legality of the shares being registered.*

           m.     Not applicable

           n.     Consents

                           n.1 Consent of PricewaterhouseCoopers LLP as to inclusion of their report.**

           o.     Not applicable.

           p.     Not applicable.

           q.     Not applicable.

           r.     Financial Data Schedule**

           s.     Financial Data Schedule**


           --------------------
           * Previously filed as an exhibit to the Registrant's Registration Statement on Form N-2 Registration No. 333-33151.

           **     Filed herewith